Execution version 07/19406164_6 1 EUR 407,000,000 Multicurrency Revolving Facility Agreement Dated 27 September 2022 CRITEO S.A. as Company, Borrower and Guarantor CRITEO TECHNOLOGY S.A.S. CRITEO CORP. as Borrowers arranged by BNP PARIBAS CREDIT LYONNAIS (LCL) HSBC CONTINENTAL EUROPE SOCIETE GENERALE BANK OF MONTREAL EUROPE PLC CITIBANK N.A., LONDON BRANCH CRÉDIT INDUSTRIEL ET COMMERCIAL (CIC) with SOCIÉTÉ GÉNÉRALE acting as Agent and SOCIETE GENERALE HSBC CONTINENTAL EUROPE acting as Sustainability Coordinators Ref: L-322377

07/19406164_6 1 CONTENTS CLAUSE PAGE SECTION 1 INTERPRETATION 1. Definitions and Interpretation .................................................................................................... 5 SECTION 2 THE FACILITY 2. The Facility .............................................................................................................................. 30 3. Purpose ................................................................................................................................... 35 4. Conditions of Utilisation ........................................................................................................... 35 SECTION 3 UTILISATION 5. Utilisation ................................................................................................................................. 37 6. Optional currencies .................................................................................................................. 38 SECTION 4 REPAYMENT, PREPAYMENT AND CANCELLATION 7. Repayment of Loans ............................................................................................................... 39 8. Prepayment and Cancellation ................................................................................................. 39 SECTION 5 COSTS OF UTILISATION 9. Interest ..................................................................................................................................... 45 10. Interest Periods........................................................................................................................ 50 11. Changes to the Calculation of Interest .................................................................................... 50 12. Fees ......................................................................................................................................... 53 SECTION 6 ADDITIONAL PAYMENT OBLIGATIONS 13. Tax Gross up and Indemnities ................................................................................................. 55 14. Increased Costs ....................................................................................................................... 63 15. Other Indemnities .................................................................................................................... 66 16. Mitigation by the Lenders ........................................................................................................ 67 17. Costs and Expenses ................................................................................................................ 67 SECTION 7 GUARANTEE 18. Guarantee Definitions .............................................................................................................. 69 19. Guarantee Undertaking ........................................................................................................... 69 20. Enforceability ........................................................................................................................... 70 21. Annual written notification ....................................................................................................... 71 22. Benefit of the Guarantee ......................................................................................................... 71 23. Guarantee Duration ................................................................................................................. 72 24. Release .................................................................................................................................... 72 25. U.S. Guarantee Limitation ....................................................................................................... 72 SECTION 8 REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT 26. Representations ...................................................................................................................... 73 27. Information Undertakings ........................................................................................................ 76

07/19406164_6 2 28. Financial Covenant .................................................................................................................. 80 29. General Undertakings .............................................................................................................. 82 30. Events of Default ..................................................................................................................... 87 SECTION 9 CHANGES TO PARTIES 31. Changes to the Lenders .......................................................................................................... 92 32. Changes to the Obligors .......................................................................................................... 96 SECTION 10 THE FINANCE PARTIES 33. Role of the Agent, the Arrangers, the Reference Banks, the Sustainability Coordinators and the Coordinator and Documentation Agent ............................................................................. 97 34. Conduct of Business by the Finance Parties ........................................................................ 106 35. Sharing among the Finance Parties ...................................................................................... 106 SECTION 11 ADMINISTRATION 36. Payment Mechanics .............................................................................................................. 109 37. Set-Off .................................................................................................................................... 112 38. Notices ................................................................................................................................... 112 39. Calculations and Certificates ................................................................................................. 114 40. Partial Invalidity...................................................................................................................... 114 41. Remedies, Waivers and hardship ......................................................................................... 114 42. Amendments and Waivers .................................................................................................... 115 43. Confidential Information ......................................................................................................... 120 44. Confidentiality of Funding Rates and Reference Bank Quotations ...................................... 125 45. PATRIOT Act .......................................................................................................................... 126 46. Bail-In ..................................................................................................................................... 126 47. General Data Protection Regulation ..................................................................................... 128 SECTION 12 GOVERNING LAW AND ENFORCEMENT 48. Governing Law....................................................................................................................... 130 49. Jurisdiction ............................................................................................................................. 130 50. Electronic signature ............................................................................................................... 130 THE SCHEDULES SCHEDULE PAGE SCHEDULE 1 The Original Lenders ...................................................................................................... 132 SCHEDULE 2 Conditions Precedent ..................................................................................................... 133 SCHEDULE 3 Utilisation Request ......................................................................................................... 135 SCHEDULE 4 Form of Transfer Agreement .......................................................................................... 136 SCHEDULE 5 Form of Increase Confirmation ....................................................................................... 139 SCHEDULE 6 Relevant Commitment/rights and obligations to be assumed by the Increase Lender . 140 SCHEDULE 7 Form of Ratio Compliance Certificate ............................................................................ 141 SCHEDULE 8 Timetables ...................................................................................................................... 142 SCHEDULE 9 List of Approved Numbering Service Providers ............................................................. 144 SCHEDULE 10 Existing Financial Indebtedness ................................................................................... 145 SCHEDULE 11 Reference Rate Terms .................................................................................................. 146

07/19406164_6 3 SCHEDULE 12 Daily Non-Cumulative Compounded RFR Rate .......................................................... 151 SCHEDULE 13 Cumulative Compounded RFR Rate ........................................................................... 153 SCHEDULE 14 Form of Sustainability KPI Certificate .......................................................................... 154

07/19406164_6 4 THIS AGREEMENT is dated 27 September 2022 and made between: (1) CRITEO S.A., a société anonyme, whose registered office is at 32 rue Blanche, 75009 Paris, registered under number 484 786 249 RCS Paris as original borrower and guarantor (the "Company"); (2) CRITEO TECHNOLOGY S.A.S., a société par actions simplifiée, whose registered office is at 32 rue Blanche, 75009 Paris, registered under number 908 274 038 RCS Paris as original borrower ("Criteo Technology"); (3) CRITEO CORP., a corporation organized under the laws of the State of Delaware, United States of America, with registration number 4700439, whose main office is located at 387 Park Ave, South, 12th Floor, New York, NY 10016, as original borrower ("Criteo Corp."); (4) BNP PARIBAS, a French société anonyme, whose registered office is at 16 boulevard des Italiens, 75009 Paris, registered under number 662 042 449 RCS Paris, as bookrunner and as mandated lead arranger; (5) CRÉDIT LYONNAIS (LCL), a French société anonyme, whose registered office is at 18, rue de la République, 69002 Lyon, France and whose administrative office is at 20 avenue de Paris, 94811 Villejuif, France, registered with under number 954 509 741 RCS Lyon, as bookrunner and as mandated lead arranger; (6) HSBC CONTINENTAL EUROPE, a société anonyme, whose registered office is at 38 avenue Kléber, 75116 Paris, registered under number 775 670 284 RCS Paris, as bookrunner and as mandated lead arranger; and (7) SOCIÉTÉ GÉNÉRALE, a société anonyme, whose registered office is at 29 boulevard Haussmann, 75009 Paris registered under number 552 120 222 RCS Paris, as bookrunner and as mandated lead arranger, (the parties listed in paragraphs (4) to (7) above, whether acting individually or together the "Bookrunners"); (8) BANK OF MONTREAL EUROPE PLC, a public limited company, whose registered office is at 6th Floor, 2 Harbourmaster Place, IFSC, Dublin 1, registered in Ireland with company number 255687, as mandated lead arranger; (9) CITIBANK N.A., LONDON BRANCH, a company incorporated under the laws of the United States of America acting through its London branch located at Citigroup Centre, Canada Square, London E14 5LB, United Kingdom, registered with the Register of Companies of England and Wales under number BR1018, as mandated lead arranger; (10) CRÉDIT INDUSTRIEL ET COMMERCIAL (CIC), a société anonyme, incorporated under the laws of France, with a share capital of Euro 611 858 064, having its registered office at 6, avenue de Provence, 75009 Paris, France, registered under number 542 016 381 RCS Paris, as mandated lead arranger, (the parties listed in paragraphs (4) to (10) above, whether acting individually or together the "Mandated Lead Arrangers", and together with the Bookrunners, the "Arrangers");

07/19406164_6 5 (11) BNP PARIBAS, a French société anonyme, whose registered office is at 16 boulevard des Italiens, 75009 Paris, registered under number 662 042 449 RCS Paris, as coordinator and documentation agent (the "Coordinator and Documentation Agent"); (12) THE FINANCIAL INSTITUTIONS listed in Schedule 1 (The Original Lenders) as lenders (the "Original Lenders"); (13) SOCIÉTÉ GÉNÉRALE, a société anonyme, whose registered office is at 29 boulevard Haussmann, 75009 Paris registered under number 552 120 222 RCS Paris, as agent of the other Finance Parties (the "Agent"); (14) SOCIÉTÉ GÉNÉRALE, a société anonyme, whose registered office is at 29 boulevard Haussmann, 75009 Paris registered under number 552 120 222 RCS Paris, as sustainability coordinator; and (15) HSBC CONTINENTAL EUROPE, a société anonyme, whose registered office is at 38 avenue Kléber, 75116 Paris, registered under number 775 670 284 RCS Paris, as sustainability coordinator, (the parties listed in paragraphs (14) and (15) above, whether acting individually or together the "Sustainability Coordinators"). IT IS AGREED as follows: SECTION 1 INTERPRETATION 1. DEFINITIONS AND INTERPRETATION 1.1 Definitions In this Agreement: "Accounting Principles" means: (a) in respect of each Borrower and each Material Subsidiary, generally accepted accounting principles in the jurisdiction where the relevant company has its seat or is incorporated; and (b) in respect of the consolidated financial statements of the Group, U.S. GAAP. "Acquisition Drawdown" has the meaning given to that term in Clause 8.3 (Mandatory Prepayment – Disposals Proceeds). "Acquisition Repayment Amount" has the meaning given to that term in Clause 8.4 (Mandatory Prepayment – Acquisition Drawdown). "Additional Business Day" means any day specified as such in the applicable Reference Rate Terms. "Adjusted Consolidated EBITDA" has the meaning given to that term in Clause 28.1 (Financial definitions). "Affiliate" means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company, provided that, notwithstanding the foregoing, the term "Affiliate" shall include:

07/19406164_6 6 (a) in the case of Crédit Industriel et Commercial (CIC), any entity directly or indirectly holding shares in la Caisse Centrale du Crédit Mutuel; (ii) any entity directly or indirectly held by la Caisse Centrale du Crédit Mutuel; (iii) any entity directly or indirectly held by another entity directly or indirectly holding shares in la Caisse Centrale du Crédit Mutuel; (iv) any funds managed by any of the entities referred to in (i), (ii) or (iii); and (b) in the case of Crédit Lyonnais (LCL), any Caisse Régionale du Crédit Agricole Mutuel or Crédit Agricole Corporate & Investment Bank. "Agent's Spot Rate of Exchange" means: (a) the Agent's spot rate of exchange; or (b) (if the Agent does not have an available spot rate of exchange) any other publicly available spot rate of exchange selected by the Agent (acting reasonably), for the purchase of the relevant currency with the Base Currency in the Paris foreign exchange market at or about 11:00 a.m. on a particular day. "Authorisation" means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration. "Availability Period" means the period from and including the Signing Date to and including the date falling one month prior to the Termination Date. "Available Commitment" means a Lender's Commitment minus: (a) the Base Currency Amount of its participation in any outstanding Loans; and (b) in relation to any proposed Utilisation, the Base Currency Amount of its participation in any Loans that are due to be made on or before the proposed Utilisation Date, other than that Lender's participation in any Loans that are due to be repaid or prepaid on or before the proposed Utilisation Date. "Available Facility" means the aggregate for the time being of each Lender's Available Commitment. "Bank Levy" means the French tax levied pursuant to Article 235 ter ZE bis of the French tax code (Code général des impôts) (taxe pour le financement du fonds de soutien aux collectivités territoriales), the United Kingdom tax levied pursuant to Section 73 of, and Schedule 19, to the United Kingdom Finance Act 2011, the German tax levied pursuant to the German Restructuring Fund Act (Restrukturierungsfondgesetz) or any other Tax of substantially similar nature, in force on the Signing Date, imposed by reference to the assets and liabilities of a financial institution, levied or imposed in any other jurisdiction. "Base Currency" means euro. "Base Currency Amount" means, in relation to a Loan, the amount specified in the Utilisation Request delivered by the Company for that Loan (or, if the amount requested is not denominated in the Base Currency, that amount converted into the Base Currency at the Agent's Spot Rate of Exchange on the date which is three Business Days before the Utilisation Date or, if later, on the

07/19406164_6 7 date the Agent receives the Utilisation Request) as adjusted to reflect any repayment or prepayment of the Loan. "Borrower" means the Company, Criteo Technology and Criteo Corp. "Borrowings" has the meaning given to that term in Clause 28.1 (Financial definitions). "Break Costs" means any amount specified as such in the applicable Reference Rate Terms. "Business Day" means a day (other than a Saturday or Sunday) on which banks are open for general business in New-York and Paris and: (a) (in relation to any date for payment or purchase of euro) any TARGET Day; or (b) (in relation to any date for payment or purchase of a currency other than euro) the principal financial centre of the country of that currency; and (c) (in relation to: (i) the fixing of an interest rate in relation to a Term Rate Loan; (ii) any date for payment or purchase of an amount relating to a Compounded Rate Loan; or (iii) the determination of the first day or the last day of an Interest Period for a Compounded Rate Loan, or otherwise in relation to the determination of the length of such an Interest Period), which is an Additional Business Day relating to that Loan or Unpaid Sum. "Cash" has the meaning given to that term in Clause 28.1 (Financial definitions). "Cash Equivalent Investments" has the meaning given to that term in Clause 28.1 (Financial definitions). "Central Bank Rate" has the meaning given to that term in the applicable Reference Rate Terms. "Central Bank Rate Adjustment" has the meaning given to that term in the applicable Reference Rate Terms. "Code" means the U.S. Internal Revenue Code of 1986. "Commitment" means: (a) in relation to an Original Lender, the amount in the Base Currency set opposite its name under the heading "Commitment" in Schedule 1 (The Original Lenders) and the amount of any other Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase); and (b) in relation to any other Lender, the amount in the Base Currency of any Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase), to the extent not cancelled, reduced or transferred by it under this Agreement. "Compounded Rate Currency" means any currency which is not a Term Rate Currency.

07/19406164_6 8 "Compounded Rate Interest Payment" means the aggregate amount of interest that: (a) is, or is scheduled to become, payable under any Finance Document; and (b) relates to a Compounded Rate Loan. "Compounded Rate Loan" means any Loan or, if applicable, Unpaid Sum which is not a Term Rate Loan. "Compounded Reference Rate" means, in relation to any RFR Banking Day during the Interest Period of a Compounded Rate Loan, the percentage rate per annum which is the aggregate of: (a) the Daily Non-Cumulative Compounded RFR Rate for that RFR Banking Day; and (b) the applicable Credit Adjustment Spread (if any). "Compounding Methodology Supplement" means, in relation to the Daily Non-Cumulative Compounded RFR Rate or the Cumulative Compounded RFR Rate, a document which: (a) is agreed in writing by the Company, the Agent (in its own capacity) and the Agent (acting on the instructions of the Majority Lenders); (b) specifies a calculation methodology for that rate; and (c) has been made available to the Company and each Finance Party. "Confidential Information" means all information relating to the Company, any Obligor, the Group, the Finance Documents or the Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or the Facility from either: (a) any member of the Group or any of its advisers; or (b) another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Group or any of its advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes: (c) information that: (i) is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of Clause 43 (Confidential Information); or (ii) is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers; or (iii) is known by that Finance Party before the date the information is disclosed to it in accordance with paragraphs (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality; and

07/19406164_6 9 (d) any Funding Rate and Reference Bank Quotations. "Confidentiality Undertaking" means a confidentiality undertaking substantially in a recommended form of the LMA or in any other form agreed between the Company and the Agent. "Consolidated Total Net Debt" has the meaning given to that term in Clause 28.1 (Financial definitions). "Contribution ex-Tac" has the meaning given to that term in Clause 28.1 (Financial definitions). "Credit Adjustment Spread" means, in relation to a Compounded Rate Loan in a Compounded Rate Currency, any rate which is either: (a) specified as such in the applicable Reference Rate Terms; or (b) determined by the Agent (or by any other Finance Party which agrees to determine that rate in place of the Agent) in accordance with the methodology specified in the applicable Reference Rate Terms. "Cumulative Compounded RFR Rate" means in relation to an Interest Period for a Compounded Rate Loan, the percentage rate per annum determined by the Agent (or by any other Finance Party which agrees to determine that rate in place of the Agent) in accordance with the methodology set out in Schedule 13 (Cumulative Compounded RFR Rate) or in any relevant Compounding Methodology Supplement. "Daily Non-Cumulative Compounded RFR Rate" means, in relation to any RFR Banking Day during an Interest Period for a Compounded Rate Loan, the percentage rate per annum determined by the Agent (or by any other Finance Party which agrees to determine that rate in place of the Agent) in accordance with the methodology set out in Schedule 12 (Daily Non- Cumulative Compounded RFR Rate) or in any relevant Compounding Methodology Supplement. "Daily Rate" means the rate specified as such in the applicable Reference Rate Terms. "Default" means an Event of Default or any event or circumstance specified in Clause 30 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default. "Defaulting Lender" means any Lender: (a) which has failed to make its participation in a Loan available (or has notified the Agent or the Company (which has notified the Agent) that it will not make its participation in a Loan available) by the Utilisation Date of that Loan in accordance with Clause 5.4 (Lenders' participation) unless: (i) its failure to pay is caused by: (A) administrative or technical error; or (B) a Disruption Event; and payment is made within three Business Days of its due date; or

07/19406164_6 10 (ii) the Lender is disputing in good faith whether it is contractually obliged to make the payment in question; or (b) with respect to which an Insolvency Event has occurred and is continuing. "Disposal" means any sale, lease, licence, transfer or other disposal (including by way of contribution). "Disruption Event" means either or both of: (a) a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facility (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or (b) the occurrence of any other event which results in a disruption (of a technical or systems- related nature) to the treasury or payments operations of a Party preventing that, or any other Party: (i) from performing its payment obligations under the Finance Documents; or (ii) from communicating with other Parties in accordance with the terms of the Finance Documents, and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted. "ERISA" means the United States Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or 414(c) of the Code or, solely for the purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414(m) or 414(o) of the Code. "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) any failure by any Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, in each case whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, of an application for a waiver of the minimum funding standard with respect to any Plan, (d) any event or condition shall exist which could reasonably be expected to result in any liability under Title IV of ERISA (other than premiums due, but not delinquent, to the PBGC), (e) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan, (f) the receipt by the Company or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (g) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan, (h) the receipt by the Company or any of its ERISA Affiliates of

07/19406164_6 11 any notice, or the receipt by any Multiemployer Plan from the Company or any of its ERISA Affiliates of any notice, concerning the imposition of a Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA or in endangered or critical status, within the meaning of Section 305 of ERISA, or (i) the engagement in a non-exempt prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA. "Event of Default" means any event or circumstance specified as such in Clause 30 (Events of Default). "Existing RCF" means the existing revolving loan facility made available under the facility agreement dated 24 September 2015 between, amongst others, the Company as borrower and guarantor, Criteo Finance and Criteo Corp. as additional borrowers, the arrangers named therein and Crédit Lyonnais (LCL) as agent, as amended and/or restated from time to time. "Facility" means the revolving loan facility made available under this Agreement as described in Clause 2 (The Facility). "Facility Office" means the office or offices notified by a Lender to the Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days' written notice) as the office or offices through which it will perform its obligations under this Agreement. "FATCA" means: (a) sections 1471 to 1474 of the Code or any associated regulations; (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the U.S. and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or (c) any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) above with the U.S. Internal Revenue Service, the U.S. government or any governmental or taxation authority in any other jurisdiction. "FATCA Application Date" means: (a) in relation to a "withholdable payment" described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the U.S.), 1 July 2014; or (b) in relation to a "passthru payment" described in section 1471(d)(7) of the Code not falling within paragraph (a) above, the first date from which such payment may become subject to a deduction or withholding required by FATCA. "FATCA Deduction" means a deduction or withholding from a payment under a Finance Document required by FATCA. "FATCA Exempt Party" means a Party that is entitled to receive payments free from any FATCA Deduction. "Fee Letter" means any fee letter dated on or about the Signing Date between any Finance Party and the Company setting out any of the fees referred to in Clause 12 (Fees).

07/19406164_6 12 "Finance Document" means this Agreement, any Fee Letter, any Reference Rate Supplement, any Compounding Methodology Supplement, any Sustainability KPI Certificate and any other document designated as such by the Agent and the Company. "Finance Lease" has the meaning given to that term in Clause 28.1 (Financial definitions). "Finance Party" means the Agent, an Arranger, the Coordinator and Documentation Agent, a Sustainability Coordinator or a Lender. "Financial Indebtedness" means any indebtedness for or in respect of: (a) moneys borrowed; (b) any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent; (c) any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument; (d) the amount of any liability in respect of any Finance Lease; (e) receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis); (f) any amount raised under any other transaction (including any forward sale or purchase agreement) of a type not referred to in any other paragraph of this definition having the commercial effect of a borrowing; (g) any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of that derivative transaction, that amount) shall be taken into account); (h) any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and (i) the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above. "First Extension Fee" has the meaning given to that term in paragraph (a)(vii) of Clause 2.6. "Funding Rate" means any individual rate notified by a Lender to the Agent pursuant to paragraph (a) of Clause 11.5 (Cost of funds). "Group" means the Company and its Subsidiaries for the time being. "Guarantee" means the cautionnement solidaire given by the Guarantor pursuant to Section 7 (Guarantee). "Guaranteed Borrowers" means each of Criteo Technology and Criteo Corp.. "Guarantor" means the Company in its capacity as guarantor of the Guaranteed Borrowers pursuant to Section 7 (Guarantee).

07/19406164_6 13 "Holding Company" means, in relation to a company or corporation, any other company or corporation in respect of which it is a Subsidiary. "IFRS" means international accounting standards within the meaning of the IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements. "Impaired Agent" means the Agent at any time when: (a) it has failed to make (or has notified a Party that it will not make) a payment required to be made by it under the Finance Documents by the due date for payment; (b) (if the Agent is also a Lender) it is a Defaulting Lender; or (c) an Insolvency Event has occurred and is continuing with respect to the Agent; unless, in the case of paragraph (a) above: (i) its failure to pay is caused by: (A) administrative or technical error; or (B) a Disruption Event; and payment is made within three Business Days of its due date; or (ii) the Agent is disputing in good faith whether it is contractually obliged to make the payment in question. "Increase Confirmation" means a confirmation substantially in the form set out in Schedule 5 (Form of Increase Confirmation). "Increase Lender" has the meaning given to that term in Clause 2.2 (Increase). "Initial Margin" means 0.75 per cent. per annum. "Insolvency Event" means in relation to a Finance Party, that such Finance Party: (a) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (b) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (c) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (d) institutes or has instituted against it, by a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory jurisdiction over it in the jurisdiction of its incorporation or organisation or the jurisdiction of its head or home office, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation by it or such regulator, supervisor or similar official; (e) has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or

07/19406164_6 14 petition is instituted or presented by a person or entity not described in paragraph (d) above and: (i) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation; or (ii) is not dismissed, discharged, stayed or restrained in each case within 30 calendar days of the institution or presentation thereof; (f) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (g) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets (other than for so long as it is required by law or regulation not to be publicly disclosed, any such appointment which is to be made, or is made, by a person or entity described in paragraph (d) above); (h) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 calendar days thereafter; (i) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in paragraphs (a) to (h) above; or (j) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts. "Intellectual Property" means: (a) any patents, trademarks, service marks, designs, business names, copyrights, database rights, design rights, domain names, moral rights, inventions, confidential information, knowhow and other intellectual property rights and interests (which may now or in the future subsist), whether registered or unregistered; and (b) the benefit of all applications and rights to use such assets of each member of the Group (which may now or in the future subsist). "Interest Period" means, in relation to a Loan, each period determined in accordance with Clause 10 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 9.4 (Default interest). "Interpolated Primary Term Rate" means, in relation to any Term Rate Loan, the rate (rounded to the same number of decimal places as the two relevant Primary Term Rates) which results from interpolating on a linear basis between: (a) the applicable Primary Term Rate for the longest period (for which that Primary Term Rate is available) which is less than the Interest Period of that Loan; and

07/19406164_6 15 (b) the applicable Primary Term Rate for the shortest period (for which that Primary Term Rate is available) which exceeds the Interest Period of that Loan, each as of the Quotation Time. "IRS" means the U.S. Internal Revenue Service. "Joint Venture" means any joint venture entity, whether a company, unincorporated firm, undertaking, association, joint venture or partnership or any other entity. "KPI Adjustment Event" means: (a) any changes in the Company or the Group's structure (such as a merger, an acquisition or a divestiture) which may have a substantial impact on any of the sustainability KPIs; (b) any change in the regulatory environment which may have a substantial impact on any of the Sustainability KPIs; or (c) any change, revision, adjustment, or update in calculation or methodology or scope of Sustainability KPI or Target Scores related to any Sustainability KPI or in the relevance of any Sustainability KPI, in each case, as reasonably determined by the Company. "KPI Relevant Period" means any financial year. "Lender" means: (a) any Original Lender; and (b) any entity (excluding, for the avoidance of doubt, any natural person) which has become a Party as a Lender in accordance with Clause 2.2 (Increase) or Clause 31 (Changes to the Lenders), which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement. "Leverage" has the meaning given to that term in Clause 28.1 (Financial definitions). "LMA" means the Loan Market Association. "Loan" means a loan made or to be made under the Facility or the principal amount outstanding for the time being of that loan. "Local Financing Arrangements" means the local financing arrangements referred to in paragraph (f) of the definition of "Permitted Financial Indebtedness". "Lookback Period" means the number of days specified as such in the applicable Reference Rate Terms. "Majority Lenders" means a Lender or Lenders whose Commitments aggregate more than 66⅔ per cent. of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 66⅔ per cent. of the Total Commitments immediately prior to the reduction). "Mandate Letter" means the mandate letter executed between the Borrower and the Arrangers on 29 July 2022.

07/19406164_6 16 "Margin" means the Initial Margin, subject to any adjustment pursuant to Clause 9.5 (Margin adjustments) and/or Clause 9.8 (Sustainability Margin Adjustment). "Margin Stock" means margin stock or "margin security" within the meaning of Regulations T, U and X. "Market Disruption Rate" means the rate (if any) specified as such in the applicable Reference Rate Terms. "Material Adverse Effect" means a material adverse effect on: (a) the business or financial condition of the Group taken as a whole; and (b) the ability of an Obligor to perform and comply with its material obligations under the Agreement (including, but not limited to, its payment obligations and, with respect to the Company only, its obligations pursuant to Clause 28 (Financial Covenant)). "Material Subsidiary" means: (a) Criteo Technology; (b) any Subsidiary of the Company which (on a consolidated basis) accounts for at least seven per cent. of (i) the Group's consolidated Contribution ex-TAC or (ii) the Group's Adjusted Consolidated EBITDA; or (c) in each case any Holding Company of any such Subsidiary, provided that the aggregate consolidated Contribution ex-TAC and Adjusted Consolidated EBITDA of the Material Subsidiaries and the Company shall represent at least 75 per cent. of the Group's consolidated Contribution ex-TAC and Adjusted Consolidated EBITDA respectively (the "Threshold"), provided that if by the foregoing method of determination the Threshold cannot be reached, additional Subsidiaries with the next highest percentage (even if such percentage is less than seven per cent.) of (i) the Group's consolidated Contribution ex-TAC or (ii) the Group's Adjusted Consolidated EBITDA, shall be included until the Threshold is reached. "Month" means, in relation to an Interest Period (or any other period for the accrual of commission or fees in a currency), a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, subject to adjustment in accordance with the rules specified as Business Day Conventions in the applicable Reference Rate Terms "Multiemployer Plan" means a multiemployer plan as defined in Sections 3(37) and 4001(a)(3) of ERISA. "Net Disposal Proceeds" means an amount equal to the cash proceeds received by the Company or any other member of the Group, after deducting all (i) reasonable third party expenses, fees, underwriting discounts and commissions, (ii) taxes, and (iii) reasonable costs and expenses, in each case in connection with any Disposal. "Net Proceeds" means an amount equal to the cash proceeds received by the Company or any other member of the Group, after deducting all (i) reasonable third party expenses, fees, underwriting discounts and commissions, (ii) taxes, and (iii) reasonable costs and expenses, in

07/19406164_6 17 each case in connection with a New Debt Issue issued or raised pursuant to paragraph (o) of the definition of "Permitted Financial Indebtedness". "New Debt Issue" means the issuance of any unsecured loans, bonds, convertible bonds, notes, convertible notes, debentures, loan stock or other debt instruments (including convertible debt instruments) by the Company or any other member of the Group after the Signing Date. "New Lender" has the meaning given to that term in Clause 31 (Changes to the Lenders). "Non-Cooperative Jurisdiction" means a "non-cooperative state or territory" (Etat ou territoire non-coopératif) as set out in the list referred to in Article 238-0 A of the French tax code (Code général des impôts), as such list may be amended from time to time or replaced by any other provision or list having a similar purpose. "Non-Successful Completion" means, with respect to any KPI Relevant Period and any Sustainability KPI, that the Realised Score, as assigned to such Sustainability KPI in the relevant Sustainability KPI Report, is less than the relevant Sustainability Target in respect of that KPI Relevant Period. "Obligor" means a Borrower or the Guarantor. "Optional Currency" means dollars and any other currency (other than the Base Currency) which complies with the conditions set out in Clause 4.4 (Conditions relating to Optional Currencies). "Original Financial Statements" means: (a) the audited consolidated financial statements of the Group for the financial year ended 31 December 2021; (b) the audited financial statements of the Company for the financial year ended 31 December 2021; and (c) the unaudited financial statements of each Material Subsidiary for the financial year ended 31 December 2021. "Participating Member State" means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. "Party" means a party to this Agreement. "PATRIOT Act" means the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 of the United States. "Permitted Disposal" means any Disposal: (a) made in the ordinary course of business of the disposing entity on an arm's length basis; (b) of assets in exchange for other assets comparable or superior as to type, value and quality; (c) of assets which are obsolete or surplus to requirements;

07/19406164_6 18 (d) of cash or Cash Equivalent Investments for cash or in exchange for other Cash Equivalent Investments; (e) arising as a result of any Permitted Security; (f) by a member of the Group to any other member of the Group made on an arm's length basis; (g) under any receivables discounting programme, factoring programme or like arrangement (including any securitisation or similar programme) of any member of the Group permitted under paragraph (n) of the definition of Permitted Financial Indebtedness, in each case whether on recourse or non-recourse terms; (h) constituted by a licence of Intellectual Property for fair market value; (i) of any Intellectual Property on an arm's length basis (and provided that any Intellectual Property protecting the name "Criteo" may not be sold, other than, on an arm's length basis, to another member of the Group); (j) required by law or regulation or any order of any government entity made thereunder or any Disposal that, in the framework of any antitrust rules or competition merger control rules, has been imposed or has been undertaken as a remedy in order for an acquisition by a member of the Group to be cleared; (k) of any shares or all or any part of any business or assets acquired by any member of the Group within 12 months of the date of such acquisition, where the purpose of such Disposal is to dispose of non-core or non-strategic assets or to contribute or to dispose of, at arm's length, the business or assets to a Permitted Joint Venture, and subject to, where applicable, the provisions of Clause 8.3 (Mandatory Prepayment – Disposals Proceeds); (l) of any securities in the Company held by the Company to the extent such shares constitute all or part of the consideration for an acquisition by the Company or any other member of the Group; (m) of securities in any member of the Group in connection with share incentive schemes and stock options; and (n) where the higher of the market value or consideration receivable (when aggregated with the higher of the market value or consideration receivable for any Disposal, other than any permitted under the paragraphs above) does not exceed the greater of (i) five per cent. of the consolidated assets of the Group, and (ii) EUR 50,000,000 (or its equivalent in another currency or currencies) in aggregate in any financial year. "Permitted Financial Indebtedness" means, without prejudice to the provisions of Clause 8.4 (Mandatory Prepayment – Acquisition Drawdown), Financial Indebtedness: (a) arising under the Finance Documents; (b) arising under a foreign exchange transaction for spot or forward delivery entered into in connection with protection against fluctuation in currency rates where that foreign exchange exposure arises in the ordinary course of business or in respect of Utilisations made in Optional Currencies, or any derivative transaction entered into in connection with

07/19406164_6 19 protection against fluctuation in any rate or price where that transaction is entered into in the ordinary course of business or in respect of the interest payable under this Agreement; (c) arising under a Permitted Guarantee (including under or in connection with any counter- indemnity obligation in respect of a Permitted Guarantee); (d) of any person acquired by a member of the Group after the closing date which is incurred under arrangements in existence prior to or at the date of the acquisition, but not incurred or increased (other than by reason of the accrual of interest or premium) or having its maturity date extended in contemplation of, or since, that acquisition, and provided that Financial Indebtedness is repaid within six months after the date of that acquisition; (e) arising under a finance or capital lease or vendor financing the aggregate principal amount of which does not at any time exceed EUR 10,000,000 (or its equivalent in another currency or currencies); (f) incurred by any member of the Group incorporated in Brazil, Russia, India, China, Turkey or Argentina under any financing arrangements, provided that the aggregate outstanding principal amount of such Financial Indebtedness does not exceed EUR 50,000,000 (or its equivalent in another currency or currencies) at any time; (g) existing on the Signing Date and described in Schedule 10 (Existing Financial Indebtedness) or any refinancing or renewal of such Financial Indebtedness for the same or a lesser aggregate principal amount; (h) owed to any other member of the Group; (i) arising under or in connection with any counter-indemnity obligation in the ordinary course of business in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution in respect of the liabilities of a member of the Group; (j) arising under any bank guarantees in respect of any environmental, tax, customs, civil, employment or other liabilities arising in the ordinary course of business; (k) which is guaranteed by any member of the Group and which relates to lease arrangements made in the ordinary course of business; (l) made available by the relevant vendor in connection with any acquisition by any member of the Group; (m) arising under any overdraft or other fluctuating debit balances or on demand short term loans on accounts of any member of the Group with any bank on a net balance basis and/or any guarantee in respect of such debit balances or on demand short term loans, where the debit balances or on demand short term loans representing that borrowing are offset in full by credit balances on other accounts maintained with the relevant bank; (n) arising under any receivables discounting programme, factoring programme or like arrangement (including any securitisation or similar programme) of any member of the Group on a recourse basis, provided that the aggregate outstanding principal amount of

07/19406164_6 20 such Financial Indebtedness does not exceed EUR 10,000,000 (or its equivalent in another currency or currencies) at any time; (o) incurred, raised or arising under or in connection with any New Debt Issue; and (p) not permitted by the preceding paragraphs and the outstanding principal amount of which does not exceed the greater of (i) five per cent. of the consolidated net assets of the Group, and (ii) EUR 50,000,000 (or its equivalent in another currency or currencies) in aggregate for the Group at any time. "Permitted Guarantee" means: (a) the endorsement of negotiable instruments in the ordinary course of business; (b) any performance or similar bond guaranteeing performance by a member of the Group under any contract entered into in the ordinary course of business; (c) any guarantee of all or part of the liabilities of a Permitted Joint Venture in which any member of the Group has entered into, invested in or acquired any shares, stocks, securities or other interest in, provided that the net contingent liabilities of the relevant member of the Group under this guarantee (taking into account any counter-guarantee issued in favour of that member of the Group by or on behalf of the other partner(s) of the Permitted Joint Venture) shall not exceed a percentage of such liabilities of the Permitted Joint Venture equal to the percentage of investment of that member of the Group in the Permitted Joint Venture; (d) any guarantee permitted under the definition of Permitted Financial Indebtedness; (e) any guarantee given in respect of the netting or set off arrangements permitted pursuant to paragraph (b) of the definition of Permitted Security; (f) any indemnity or warranty given in the ordinary course of the documentation of an acquisition or Disposal transaction which, in the case of a Disposal, is a Permitted Disposal, and which indemnity or warranty is, in each case, in a customary form and subject to customary limitations; (g) any guarantee in respect of the obligations of any member or the Group in respect of any lease arrangements made in the ordinary course of business; and (h) any guarantee or indemnity in respect of the Permitted Financial Indebtedness of any member of the Group. "Permitted Joint Venture" means a Joint Venture: (a) engaged in a business that is similar or complementary to that carried on by the Group; and (b) incorporated with limited liability or held through an entity with limited liability newly incorporated for the purpose of completing the proposed investment. "Permitted Security" means: (a) any Security or Quasi-Security existing as at the Signing Date or securing any refinancing of the relevant secured indebtedness except to the extent the principal amount secured

07/19406164_6 21 by that Security or Quasi-Security exceeds the amount initially secured by such Security or Quasi-Security; (b) any netting or set-off arrangement entered into by any member of the Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances; (c) any payment or close out netting or set-off arrangement pursuant to any derivative transaction entered into in connection with protection against fluctuation in any rate or price or any foreign exchange transaction entered into by a member of the Group which constitutes Permitted Financial Indebtedness, excluding, in each case, any Security or Quasi-Security under a credit support arrangement; (d) any lien arising by operation of law and in the ordinary course of business; (e) any Security or Quasi-Security over or affecting any asset acquired by a member of the Group after the Signing Date if the principal amount secured has not been increased in contemplation of, or since the acquisition of that asset by a member of the Group, and provided that any such Security or Quasi-Security is released within six months following the completion date of the acquisition; (f) any Security or Quasi-Security over or affecting any asset of any company which becomes a member of the Group after the Signing Date, where the Security or Quasi-Security is created prior to the date on which that company becomes a member of the Group, if the principal amount secured has not increased in contemplation of or since the acquisition of that company, and provided that any such Security or Quasi-Security is released within six months following the completion date of the acquisition; (g) any Security or Quasi-Security arising under any retention of title, hire purchase or conditional sale arrangement or arrangements having similar effect in respect of goods supplied to a member of the Group in the ordinary course of business and on the supplier's standard or usual terms and not arising as a result of any default or omission by any member of the Group; (h) any Security or Quasi-Security in respect of the obligations of any member or the Group in respect of any lease arrangements made in the ordinary course of business and any Security or Quasi-Security over any rental deposits in respect of real estate or any other assets leased or licensed to a member of the Group; (i) any Security granted over receivables or bank accounts pursuant to any receivables discounting programme, factoring programme or like arrangement (including any securitisation or similar programme) of any member of the Group permitted under paragraph (n) of the definition of Permitted Financial Indebtedness; (j) any Security or Quasi-Security in respect of any Local Financing Arrangement, provided that the aggregate outstanding principal amount of the Financial Indebtedness so secured does not exceed EUR 20,000,000 (or its equivalent in another currency or currencies); (k) any Security or Quasi-Security arising in respect of any finance or capital lease arrangements permitted under paragraph (e) of the definition of Permitted Financial Indebtedness;

07/19406164_6 22 (l) any cash collateral provided in the ordinary course of business in respect of letters of credit or bank guarantees to the issuer of such letters of credit or bank guarantees provided that the amount of such cash collateral does not exceed the amount of the relevant exposure; (m) any Quasi Security arising as a result of a Disposal which is a Permitted Disposal; (n) any Security or Quasi-Security over cash paid into an escrow or similar account in connection with an acquisition or a Permitted Disposal; (o) any Security or Quasi-Security arising as a result of legal proceedings discharged within 60 days or otherwise contested in good faith; (p) any Security or Quasi-Security arising in respect of unpaid taxes being contested in good faith, provided that Security or Quasi-Security is discharged within 45 days; (q) any Security or Quasi-Security over shares in Permitted Joint Ventures to secure obligations of a member of the Group (as partner of the Permitted Joint Venture) to the other Permitted Joint Venture partner(s); and (r) any Security or Quasi-Security securing indebtedness the principal amount of which (when aggregated with the principal amount of any other indebtedness which has the benefit of Security or Quasi-Security given by any member of the Group other than any permitted under the paragraphs above) does not exceed the greater of (i) five per cent. of the consolidated assets of the Group, and (ii) EUR 50,000,000 (or its equivalent in another currency or currencies). "Plan" means any "employee pension benefit plan", as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), that is subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Company or any of its ERISA Affiliates is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA. "Primary Term Rate" means the rate specified as such in the applicable Reference Rate Terms. "Qualifying Lender" has the meaning given to it in Clause 13 (Tax Gross up and Indemnities). "Quotation Day" means the day specified as such in the applicable Reference Rate Terms. "Quotation Time" means the relevant time (if any) specified as such in the applicable Reference Rate Terms. "Quoted Tenor" means, in relation to a Primary Term Rate, any period for which that rate is customarily displayed on the relevant page or screen of an information service. "Ratio Compliance Certificate" means a certificate substantially in the form set out in Schedule 7 (Form of Ratio Compliance Certificate). "Realised Score" means, in relation to each Sustainability KPI, the score (if applicable expressed as a percentage) obtained for the relevant financial year and set out in the Sustainability KPI Certificate. "Reference Bank Rate" means the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request by the Reference Banks, any such individual rate

07/19406164_6 23 being defined as the rate (if any and applied to the relevant Reference Bank and the relevant currency and period) determined based on the criteria which contributors to the applicable Primary Term Rate are asked to apply in submitting the equivalent rate to the relevant administrator, which on the date of this Agreement would be the rate at which the relevant Reference Bank believes one prime bank is quoting to another prime bank for interbank term deposits in the relevant Term Rate Currency in the Relevant Market for the relevant period. "Reference Bank Quotation" means any quotation supplied to the Agent by a Reference Bank. "Reference Banks" means any entity as may be appointed by the Agent in consultation with the Company, subject to such entity's prior consent. "Reference Rate Supplement" means, in relation to any currency, a document which: (a) is agreed in writing by the Company, the Agent (in its own capacity) and the Agent (acting on the instructions of the Majority Lenders); (b) specifies for that currency the relevant terms which are expressed in this Agreement to be determined by reference to Reference Rate Terms; (c) specifies whether that currency is a Compounded Rate Currency or a Term Rate Currency; and (d) has been made available to the Company and each Finance Party. "Reference Rate Terms" means, in relation to: (a) a currency; (b) a Loan or an Unpaid Sum in that currency; (c) an Interest Period for such a Loan or Unpaid Sum (or other period for the accrual of commission or fees in a currency); or (d) any term of this Agreement relating to the determination of a rate of interest in relation to such a Loan or Unpaid Sum, the terms set out for that currency, and (where such terms are set out for different categories of Loan, Unpaid Sum or accrual of commission or fees in that currency) for the applicable category of that Loan, Unpaid Sum or accrual, in Schedule 11 (Reference Rate Terms) or in any Reference Rate Supplement. "Regulations T, U and X" means, respectively, Regulations T, U and X of the Board of the Governors of the Federal Reserve System of the United States. "Related Fund" in relation to a fund (the "first fund"), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund. "Relevant Market" means the market specified as such in the applicable Reference Rate Terms. "Relevant Period" has the meaning given to that term in Clause 28.1 (Financial definitions).

07/19406164_6 24 "Repeating Representations" means each of the representations set out in Clauses 26.1 (Status) to 26.4 (Power and authority), 26.6 (Governing law and enforcement), 26.9 (No default), 26.12 (Pari passu ranking) to 26.17 (Sanctions, anti-money laundering and anti-corruption laws). "Reporting Day" means the day (if any) specified as such in the applicable Reference Rate Terms. "Reporting Time" means the relevant time (if any) specified as such in the applicable Reference Rate Terms. "Representative" means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian. "RFR" means the rate specified as such in the applicable Reference Rate Terms. "RFR Banking Day" means any day specified as such in the applicable Reference Rate Terms. "Rollover Loan" means one or more Loans: (a) made or to be made on the same day that a maturing Loan is due to be repaid; (b) the aggregate amount of which is equal to or less than the amount of the maturing Loan; (c) in the same currency as the maturing Loan (unless it arose as a result of the operation of Clause 6.2 (Unavailability of a currency); and (d) made or to be made to the same Borrower for the purpose of refinancing that maturing Loan. "Sanctioned Person" means a person that is listed on, or owned or controlled by (as and to the extent such terms are used in the relevant Sanctions), or acting on behalf of, a person listed on any Sanctions List, or who is otherwise the target of Sanctions. "Sanctions" means any laws or regulations relating to economic or financial sanctions or trade embargoes or related restrictive measures imposed, administered or enforced from time to time by a Sanctions Authority. "Sanctions Authority" means (i) the United Nations Security Council; (ii) the United States government; (iii) the European Union; (iv) the United Kingdom government; (v) the French Republic; (vi) the Canadian government and, (vii) the respective governmental institutions and agencies of any of the foregoing, including without limitation, the Office of Foreign Assets Control of the U.S. Department of Treasury ("OFAC"), the United States Department of State and Department of Commerce, and Her Majesty's Treasury (together, "Sanctions Authorities"). "Sanctions List" means the Specially Designated Nationals and Blocked Persons list maintained by OFAC, the Denied Persons List maintained by the U.S. Department of Commerce, the Consolidated List of Financial Sanctions Targets maintained by Her Majesty's Treasury, or any other list issued or maintained by any Sanctions Authorities of persons subject to Sanctions (including investment or related restrictions), each as amended, supplemented or substituted from time to time. "Sanctions Permitted Action" means an action which, in relation to any Sanctions imposed, administered or enforced from time to time by a Sanctions Authority in relation to such action, is licenced or otherwise authorised by each applicable Sanctions Authority, and provided that such

07/19406164_6 25 action would not cause any Finance Party or member of the Group to be in breach of any Sanctions. "Second Extension Fee" has the meaning given to it in paragraph (b)(vii) of Clause 2.6. "Security" means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect. "Signing Date" means the signing date of this Agreement, i.e. 27 September 2022. "Specified Time" means a day or time determined in accordance with Schedule 8 (Timetables). "Subsidiary" means in relation to any company, another company which is controlled by it within the meaning of article L.233-3 of the French Code de commerce. "Successful Completion" means, with respect to any KPI Relevant Period and any Sustainability KPI, that the Realised Score, as assigned to such Sustainability KPI in the relevant Sustainability KPI Report, is equal to or greater than, the relevant Target Score in respect of that KPI Relevant Period. "Sustainability Auditor" means any external auditor as may be agreed pursuant to Clause 9.11 (Sustainability provisions), in charge of verifying the Realised Scores referred to in any Sustainability KPI Certificate. "Sustainability KPI(s)" means each of the Sustainability KPI 1 and the Sustainability KPI 2, monitored by the Company and in respect of which the Realised Scores are reviewed by the Sustainability Auditor (on a basis to be agreed pursuant to Clause 9.11 (Sustainability provisions)). "Sustainability KPI 1" means the first sustainability KPI determined pursuant to Clause 9.11 (Sustainability provisions). "Sustainability KPI 2" means the second sustainability KPI determined pursuant to Clause 9.11 (Sustainability provisions). "Sustainability KPI Certificate" means, in respect of any KPI Relevant Period, a certificate, executed by the Company and the Sustainability Auditor, setting out the Realised Scores in relation to the Sustainability KPIs and the applicable Sustainability Margin Adjustment, provided by the Company to the Agent in accordance with the provisions of Clause 9.10 (Sustainability reporting), substantially in the form set out in Schedule 14 (Form of Sustainability KPI Certificate) or any other form agreed between the Company and the Agent. "Sustainability Margin Adjustment" has the meaning given to that term in Clause 9.8 (Sustainability Margin Adjustments). "TARGET2" means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilises a single shared platform and which was launched on 19 November 2007. "TARGET Day" means any day on which TARGET2 is open for the settlement of payments in euro.

07/19406164_6 26 "Target Score" means, in relation to a KPI Relevant Period and the relevant Sustainability KPI, the value determined pursuant to Clause 9.11 (Sustainability provisions) (as may be subsequently amended or supplemented in accordance with the provisions of this Agreement). "Tax" means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same). "Term Rate Currency" means: (a) euro; and (b) any currency specified as such in a Reference Rate Supplement relating to that currency, to the extent, in any case, not specified otherwise in a subsequent Reference Rate Supplement. "Term Rate Loan" means any Loan or, if applicable, Unpaid Sum in a Term Rate Currency to the extent it has not become a "Compounded Rate Loan" for its then current Interest Period pursuant to Clause 11.1 (Interest calculation if no Primary Term Rate). "Term Reference Rate" means, in relation to a Term Rate Loan: (a) the applicable Primary Term Rate as of the Quotation Time for a period equal in length to the Interest Period of that Loan; or (b) as otherwise determined pursuant to Clause 11.1 (Interest calculation if no Primary Term Rate), and if, in either case, that rate is less than zero, the Term Reference Rate shall be deemed to be zero. "Termination Date" means the date which is five years after the Signing Date, as may be extended pursuant to and in accordance with Clause 2.6 (Extension of the Facility). "Total Commitments" means the aggregate of the Commitments, being EUR 407,000,000 on the Signing Date. "Transaction Information" means all documents and factual information concerning the Group which, at the Company's request and on its behalf, was prepared in relation to this transaction and distributed to the Arrangers before the Signing Date. "Transfer Agreement" means an agreement substantially in the form set out in Schedule 4 (Form of Transfer Agreement) or any other form agreed between the Agent and the Company. "Transfer Date" means, in relation to a transfer, the later of: (a) the proposed Transfer Date specified in the relevant Transfer Agreement; and (b) the date on which the Agent executes the Transfer Agreement. "Unpaid Sum" means any sum due and payable but unpaid by an Obligor under the Finance Documents. "U.S." or "United States" means the United States of America, its territories, possessions, any state of the United States and the District of Columbia.

07/19406164_6 27 "U.S. Bankruptcy Code" means Title 11 of the United States Code, 11 U.S.C. 101 et seq., entitled "Bankruptcy", as amended from time to time. "U.S. Bankruptcy Law" means the U.S. Bankruptcy Code and any other U.S. federal or state bankruptcy, insolvency or similar law. "U.S. GAAP" means the generally accepted accounting principles, set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination. "U.S. Obligor" means an Obligor incorporated, formed or organised under the laws of the United States or any state thereof. "U.S. Tax Obligor" means an Obligor, if: (a) it is resident for tax purposes in the U.S.; or (b) some or all of its payments under the Finance Documents are from sources within the U.S. for U.S. federal income tax purposes. "Utilisation" means a utilisation of the Facility. "Utilisation Date" means the date of a Utilisation, being the date on which the relevant Loan is to be made. "Utilisation Request" means a notice substantially in the form set out in Schedule 3 (Utilisation Request). "VAT" means: (a) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); (b) any other tax of a similar nature, whether imposed in the United Kingdom or in a member state of the European Union, in substitution for, or levied in addition to, such tax referred to in paragraph (a) above, or imposed elsewhere; And (c) any value added tax imposed by the United Kingdom Value Added Tax Act 1994. "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. 1.2 Construction (a) Unless a contrary indication appears, any reference in this Agreement to: (i) the "Agent", an "Arranger", any "Finance Party", the "Guarantor", any "Lender", any "Borrower", any "Obligor", any "Party" or any "Sustainability Coordinator" shall be construed so as to include its successors in title, permitted transferees to, or of, its rights or its rights and obligations under the Finance Documents;

07/19406164_6 28 (ii) "assets" includes present and future properties, revenues and rights of every description; (iii) "corporate reconstruction" includes in relation to any company any contribution of part of its business in consideration of shares (apport partiel d'actifs) and any demerger (scission) implemented in accordance with articles L.236 1 to L.236 24 of the French Code de commerce; (iv) a Lender's "cost of funds" in relation to its participation in a Loan is a reference to the average cost (determined either on an actual or a notional basis) which that Lender would incur if it were to fund, from whatever source(s) it may reasonably select, an amount equal to the amount of that participation in that Loan for a period equal in length to the Interest Period of that Loan; (v) a "Finance Document" or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended or novated, supplemented, extended or restated; (vi) a "group of Lenders" includes all the Lenders; (vii) "gross negligence" means "faute lourde"; (viii) a "guarantee" includes any type of "sûreté personnelle"; (ix) "indebtedness" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent; (x) "merger" includes any fusion implemented in accordance with articles L.236-1 to L.236- 24 of the French Code de commerce; (xi) a "person" includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality); (xii) a "regulation" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation; (xiii) a "security interest" includes any type of security (sûreté réelle) and transfer by way of security; (xiv) a "transfer" includes any means of transfer of rights or rights and obligations under French law; (xv) "trustee, fiduciary and fiduciary duty" has in each case the meaning given to such term under any applicable law; (xvi) "wilful misconduct" means "dol"; (xvii) a provision of law is a reference to that provision as amended or re-enacted from time to time; and (xviii) unless a contrary indication appears, a time of day is a reference to Paris time. (b) Section, Clause and Schedule headings are for ease of reference only.

07/19406164_6 29 (c) Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement. (d) A Default (other than an Event of Default) is "continuing" if it has not been remedied or waived and an Event of Default is "continuing" if it has not been remedied or waived. (e) A reference in this Agreement to a page or screen of an information service displaying a rate shall include: (i) any replacement page of that information service which displays that rate; and (ii) the appropriate page of such other information service which displays that rate from time to time in place of that information service, and, if such page or service ceases to be available, shall include any other page or service displaying that rate specified by the Agent after consultation with the Company. (f) A reference in this Agreement to a Central Bank Rate shall include any successor rate to, or replacement rate for, that rate. (g) Any Reference Rate Supplement relating to a currency overrides anything relating to that currency in: (i) Schedule 11 (Reference Rate Terms); or (ii) any earlier Reference Rate Supplement. (h) A Compounding Methodology Supplement relating to the Daily Non-Cumulative Compounded RFR Rate or the Cumulative Compounded RFR Rate overrides anything related to that rate in; (i) Schedule 12 (Daily Non-Cumulative Compounded RFR Rate) or Schedule 13 (Cumulative Compounded RFR Rate), as the case may be; or (ii) any earlier Compounding Methodology Supplement. (e) The determination of the extent to which a rate is "for a period equal in length" to an Interest Period shall disregard any inconsistency arising from the last day of that Interest Period being determined pursuant to the terms of this Agreement. 1.3 Currency symbols and definitions "$", "USD" and "dollars" denote the lawful currency of the United States of America; "€", "EUR" and "euro" denote the single currency of the Participating Member States.

07/19406164_6 30 SECTION 2 THE FACILITY 2. THE FACILITY 2.1 The Facility Subject to the terms of this Agreement, the Lenders make available to the Borrowers a multicurrency revolving loan facility in an aggregate amount equal to the Total Commitments. 2.2 Increase (a) The Company may by giving prior notice to the Agent by no later than the date falling 15 Business Days after the effective date of a cancellation of: (i) the Available Commitments of a Defaulting Lender in accordance with Clause 8.8 (Right of cancellation in relation to a Defaulting Lender); or (ii) the Commitments of a Lender in accordance with: (A) Clause 8.1 (Illegality); or (B) Clause 8.7 (Right of replacement or repayment and cancellation in relation to a single Lender), request that the Commitments relating to the Facility be increased (and the Commitments relating to the Facility shall be so increased) in an aggregate amount in the Base Currency of up to the amount of the Available Commitments or Commitments relating to the Facility so cancelled as follows: (iii) the increased Commitments will be assumed by one or more Lenders or other banks or financial institutions (each an "Increase Lender") selected by the Company (each of which shall not be a member of the Group) and each of which confirms in writing (whether in the relevant Increase Confirmation or otherwise) its willingness to assume and does assume all the obligations of a Lender corresponding to that part of the increased Commitments which it is to assume, as if it had been an Original Lender in respect of those Commitments; (iv) each of the Obligors and any Increase Lender shall assume obligations towards one another and/or acquire rights against one another as each Obligor and the Increase Lender would have assumed and/or acquired had the Increase Lender been an Original Lender in respect of that part of the increased Commitments which it is to assume; (v) each Increase Lender shall become a Party as a "Lender" and any Increase Lender and each of the other Finance Parties shall assume obligations towards one another and acquire rights against one another as that Increase Lender and those Finance Parties would have assumed and/or acquired had the Increase Lender been an Original Lender in respect of that part of the increased Commitments which it is to assume; (vi) the Commitments of the other Lenders shall continue in full force and effect; and

07/19406164_6 31 (vii) any increase in the Commitments relating to the Facility shall take effect on the date which the Agent executes an otherwise duly completed Increase Confirmation delivered to it by the relevant Increase Lender. (b) The Agent shall, subject to paragraph (c) below, as soon as reasonably practicable after receipt by it of a duly completed Increase Confirmation appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Increase Confirmation. (c) The Agent shall only be obliged to execute an Increase Confirmation delivered to it by an Increase Lender once it is satisfied that it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assumption of the increased Commitments by that Increase Lender. The Agent shall promptly notify the Company and the Increase Lender upon being so satisfied. (d) Each Increase Lender, by executing the Increase Confirmation, confirms (for the avoidance of doubt) that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the increase becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as it would have been had it been an Original Lender. (e) The Company shall, promptly on demand, pay the Agent the amount of all costs and expenses (including legal fees), upon the presentation of supporting invoices and up to an agreed cap, reasonably incurred by it in connection with any increase in Commitments under this Clause 2.2. (f) The Increase Lender shall, on the date upon which the increase takes effect, pay to the Agent (for its own account) a fee in an amount equal to the fee which would be payable under Clause 31.3 (Transfer fee) if the increase was a transfer pursuant to Clause 31.5 (Procedure for Transfer) and if the Increase Lender was a New Lender. (g) The Company may pay to the Increase Lender a fee in the amount and at the times agreed between the Company and the Increase Lender in a letter between the Company and the Increase Lender setting out that fee. A reference in this Agreement to a Fee Letter shall include any letter referred to in this paragraph (g). (h) Neither the Agent nor any Lender shall have any obligation to find an Increase Lender and in no event shall any Lender whose Commitment is replaced by an Increase Lender be required to pay or surrender any of the fees received by such Lender pursuant to the Finance Documents (i) Clause 31.4 (Limitation of responsibility of Existing Lenders) shall apply mutatis mutandis to this Clause 2.2 in relation to an Increase Lender as if references in that Clause to: (i) an "Existing Lender" were references to all the Lenders immediately prior to the relevant increase; (ii) the "New Lender" were references to that "Increase Lender"; and (iii) a "re-transfer" were references to a "transfer".

07/19406164_6 32 2.3 Finance Parties' rights and obligations (a) The obligations of each Finance Party under the Finance Documents are several (conjointes et non solidaires). Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents. (b) The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from a Borrower is a separate and independent debt in respect of which a Finance Party shall be entitled to enforce its rights in accordance with paragraph (c) below. The rights of each Finance Party include any debt owing to that Finance Party under the Finance Documents and, for the avoidance of doubt, any part of a Loan or any other amount owed by a Borrower which relates to a Finance Party's participation in a Facility or its role under a Finance Document (including any such amount payable to the Agent on its behalf) is a debt owing to that Finance Party by that Borrower. (c) A Finance Party may, except as otherwise stated in the Finance Documents, separately enforce its rights under the Finance Documents. 2.4 Obligors' Agent (a) Each Obligor (other than the Company) irrevocably appoints the Company (acting through one or more authorised signatories) to act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises: (i) the Company on its behalf to supply all information concerning itself contemplated by this Agreement to the Finance Parties and to give all notices and instructions (including Utilisation Requests), to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Obligor notwithstanding that they may affect the Obligor, without further reference to or the consent of that Obligor; and (ii) each Finance Party to give any notice, demand or other communication to that Obligor pursuant to the Finance Documents to the Company. (b) The Company and each other Obligor confirms that: (i) it will be bound by any action taken by the Company under, or in connection with, any Finance Document; and (ii) each Finance Party may rely on any action purported to be taken by the Company on behalf of that Obligor. 2.5 Acts of the Company (a) The respective liabilities of each of the Obligors under the Finance Documents shall not be in any way affected by: (i) any actual or purported irregularity in any act done, or failure to act, by the Company; (ii) the Company acting (or purporting to act) in any respect outside any authority conferred upon it by any Obligor; or

07/19406164_6 33 (iii) any actual or purported failure by, or inability of, the Company to inform any Obligor of receipt by it of any notification under the Finance Documents. (b) In the event of any conflict between any notices or other communications of the Company and any other Obligor, those of the Company shall prevail. 2.6 Extension of the Facility (a) First extension (i) The Company may by giving written notice to the Agent (the "First Extension Request") by no later than 30 calendar days but not earlier than 90 calendar days before the fourth anniversary of the Signing Date, request an extension of the Termination Date of the Facility by a period of 364 days. (ii) The Agent shall inform each Lender of the First Extension Request promptly, upon receipt of the same. (iii) No Lender shall have any obligation to agree to the First Extension Request and each Lender may, in its absolute discretion, decide whether or not it wishes to agree to the First Extension Request. Each Lender shall give notice to the Agent (the "First Notice of Extension") no later than 10 Business Days before the fourth anniversary of the Signing Date, indicating whether or not it agrees to the First Extension Request. If a Lender does not give the First Notice of Extension within the time periods specified above, that Lender shall be deemed to have refused its consent to the First Extension Request and will be treated as a First Non-Extending Lender for the purpose of paragraph (v) below. (iv) The Agent shall notify the Company of the decision of each Lender, identifying which Lenders have not given a First Notice of Extension and which Lenders have refused the First Extension Request. The Company shall, by no later than the fourth anniversary of the Signing Date, notify the Agent in writing whether it confirms or withdraws the First Extension Request. If the Company elects to confirm the First Extension Request (the "First Extension Confirmation Notice"), then the First Extension Request is irrevocable and the extension of the Termination Date to the date requested in the Extension Request will take effect in accordance with, and subject to, paragraphs (v) to (vii) (inclusive) below. (v) If a Lender notifies the Agent that it does not agree to the First Extension Request or fails to provide a First Notice of Extension (each a "First Non-Extending Lender") then, whether or not any other Lender does agree to the First Extension Request, that First Non- Extending Lender's participation in each Loan, together with accrued interest and all other amounts due or outstanding in relation to its participation under the Finance Documents, shall be repaid on the initial Termination Date. (vi) Upon receipt by the Agent of the First Extension Confirmation Notice, provided that: (A) the Agent has received the First Extension Fee payable in accordance with paragraph (vii) below; and (B) no Event of Default is continuing on the First Extension Date or would result therefrom,

07/19406164_6 34 the Termination Date will be extended in respect of the Commitments of each Lender that has consented to the First Extension Request (each a "First Extending Lender") to the date requested in the First Extension Request with effect from the date immediately following the fourth anniversary of the Signing Date (the date on which it is confirmed the Termination Date is extended, the "First Extension Date"). (vii) The Company shall pay to the Agent (for the account of each First Extending Lender) an extension fee of 0.025 per cent. calculated on the extended Commitments (the "First Extension Fee"). The accrued First Extension Fee is payable on the First Extension Date at the latest. For the avoidance of doubt, no First Extension Fee is payable to any First Non-Extending Lender. (b) Second extension (i) The Company may by giving written notice to the Agent (the "Second Extension Request") by no later than 30 calendar days but not earlier than 90 calendar days before the fifth anniversary of the Signing Date, request an extension of the Termination Date, as extended pursuant to paragraph (a) of Clause 2.6 (First extension), by a period of 364 days, or as regards any Lender that has not agreed to the First Extension Request, by a period of 728 days. (ii) The Agent shall inform each Lender of the Second Extension Request promptly, upon receipt of the same. (iii) No Lender shall have any obligation to agree to the Second Extension Request and each Lender may, in its absolute discretion, decide whether or not it wishes to agree to the Second Extension Request. Each Lender so requested shall give notice to the Agent (the "Second Notice of Extension") no later than 10 Business Days before the fifth anniversary of the Signing Date, indicating whether or not it agrees to the Second Extension Request. If a Lender does not give the Second Notice of Extension within the time periods specified above, that Lender shall be deemed to have refused its consent to the Second Extension Request and will be treated as a Second Non-Extending Lender for the purpose of paragraph (v) below. (iv) The Agent shall notify the Company of the decision of each Lender, identifying which Lenders have not given a Second Notice of Extension and which Lenders have refused the Second Extension Request. The Company shall, by no later than the fifth anniversary of the Signing Date, notify the Agent in writing whether it confirms or withdraws the Second Extension Request. If the Company elects to confirm the Second Extension Request (the "Second Extension Confirmation Notice"), then the Second Extension Request is irrevocable and the extension of the Termination Date, as extended pursuant to paragraph (a) of Clause 2.6 (First extension), to the date requested in the Second Extension Request will take effect in accordance with, and subject to, paragraphs (v) to (vii) (inclusive) below. (v) If a Lender notifies the Agent that it does not agree to the Second Extension Request or fails to provide a Second Notice of Extension (each a "Second Non-Extending Lender") then, whether or not any other Lender does agree to the Second Extension Request, that Second Non-Extending Lender's participation in each Loan, together with accrued interest

07/19406164_6 35 and all other amounts due or outstanding in relation to its participation under the Finance Documents, shall be repaid on the initial Termination Date, as extended, as the case may be, pursuant to paragraph (a) of Clause 2.6 (First extension). (vi) Upon receipt by the Agent of the Second Extension Confirmation Notice, provided that: (A) the Agent has received the Second Extension Fee payable in accordance with paragraph (vii) below; and (B) no Event of Default is continuing on the Second Extension Date or would result therefrom, the Termination Date, as extended pursuant to paragraph (a) of Clause 2.6 (First extension), will be extended in respect of the Commitments of each Lender that has consented to the Second Extension Request (each a "Second Extending Lender") to the date requested in the Second Extension Request with effect from the date immediately following the fifth anniversary of the Signing Date (the date on which it is confirmed the Termination Date is extended, the "Second Extension Date"). (vii) The Company shall pay to the Agent (for the account of each Second Extending Lender) an extension fee of (x) 0.025 per cent. calculated on the extended Commitments for any Second Extending Lender which agreed to extend by a period of 364 days and (y) 0.050 per cent. calculated on the extended Commitments for any Second Extending Lender (that has not agreed to the First Extension Request) which agreed to extend by a period of 728 days (the "Second Extension Fee"). The accrued Second Extension Fee is payable on the Second Extension Date at the latest. For the avoidance of doubt, no Second Extension Fee is payable to any Second Non-Extending Lender. 3. PURPOSE 3.1 Purpose Each Borrower shall apply all amounts borrowed by it under the Facility towards financing general corporate purposes of the Group, including any acquisitions of, without any limitation, shares, assets or businesses by members of the Group and (if the Existing RCF is drawn) refinancing of the Existing RCF. 3.2 Monitoring No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement. 4. CONDITIONS OF UTILISATION 4.1 Initial conditions precedent (a) The entry into force of the Agreement is subject to the receipt by the Agent on the Signing Date of all the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Agent. The Agent (acting on behalf of the Lenders) shall notify promptly the Company that such documents and other evidence have been received in satisfactory form and substance and that the Agreement has entered into force.

07/19406164_6 36 (b) Other than to the extent that any Lender notifies the Agent in writing to the contrary before the Agent gives the notification described in paragraph (a) above, the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification unless directly caused by its gross negligence or wilful misconduct. 4.2 Further conditions precedent The Lenders will only be obliged to comply with Clause 5.4 (Lenders' participation) if on the date of the Utilisation Request and on the proposed Utilisation Date: (a) in the case of a Rollover Loan, no Event of Default is continuing or would result from the proposed Loan and, in the case of any other Loan, no Default is continuing or would result from the proposed Loan; and (b) in the case of a Rollover Loan, the Repeating Representations set out in Clauses 26.1 (Status) to 26.4 (Power and authority) (inclusive), 26.6 (Governing law and enforcement), and 26.17 (Sanctions, anti-money laundering and anti-corruption laws) to be made by each Obligor are true in all material respects and, in the case of any other Loan, the Repeating Representations to be made by each Obligor are true in all material respects. 4.3 Conditions precedent for the sole benefit of the Lenders The conditions precedent provided for in Clause 4.1 (Initial conditions precedent) and Clause 4.2 (Further conditions precedent) are stipulated for the sole benefit of the Lenders. 4.4 Conditions relating to Optional Currencies (a) A currency will constitute an Optional Currency in relation to a Loan if it is dollars or: (i) it is readily available in the amount required and freely convertible into the Base Currency in the wholesale market for that currency at the Specified Time and on the Utilisation Date for that Loan; (ii) it has been approved by the Agent (acting on the instructions of all the Lenders) on or prior to receipt by the Agent of the relevant Utilisation Request for that Loan; and (iii) there are Reference Rate Terms for that currency. (b) If the Agent has received a written request from the Company for a currency to be approved under paragraph (a)(ii) above, the Agent will confirm to the Company by the Specified Time: (i) whether or not the Lenders have granted their approval; and (ii) if approval has been granted, the minimum amount (and, if required, integral multiples) for any subsequent Utilisation in that currency. 4.5 Maximum number of Loans (a) The Company may not deliver a Utilisation Request if as a result of the proposed Utilisation, 11 or more Loans would be outstanding. (b) Any Loan made by a single Lender under Clause 6.2 (Unavailability of a currency) shall not be taken into account in this Clause 4.5.

07/19406164_6 37 SECTION 3 UTILISATION 5. UTILISATION 5.1 Delivery of a Utilisation Request A Borrower may utilise the Facility by delivery by the Company (on behalf of that Borrower) to the Agent of a duly completed Utilisation Request not later than the Specified Time. 5.2 Completion of a Utilisation Request (a) Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless: (i) the proposed Utilisation Date is a Business Day within the Availability Period; (ii) the currency and amount of the Utilisation comply with Clause 5.3 (Currency and amount); (iii) it specifies the Borrower; (iv) the proposed Interest Period complies with Clause 10 (Interest Periods); and (v) it specifies whether or not the Utilisation is an Acquisition Drawdown. (b) Only one Loan may be requested in each Utilisation Request. 5.3 Currency and amount (a) The currency specified in a Utilisation Request must be the Base Currency or an Optional Currency. (b) The amount of the proposed Loan must be: (i) if the currency selected is the Base Currency, a minimum of EUR 5,000,000 for the first Utilisation and EUR 1,000,000 for each subsequent Utilisation; (ii) if the currency selected is dollars, a minimum of the equivalent of EUR 5,000,000 in dollars for the first Utilisation and a minimum of the equivalent of EUR 1,000,000 for each subsequent Utilisation; and (iii) if the currency selected is an Optional Currency (other than dollars), the minimum amount (and if required integral multiple) specified by the Agent pursuant to paragraph (b)(ii) of Clause 4.4 (Conditions relating to Optional Currencies), or, in each case, if less, the Available Facility; or (iv) in any event such that its Base Currency Amount is less than or equal to the Available Facility. 5.4 Lenders' participation (a) If the conditions set out in this Agreement have been met each Lender shall make its participation in each Loan available by the Utilisation Date through its Facility Office. (b) The amount of each Lender's participation in each Loan will be equal to the proportion borne by its Available Commitment to the Available Facility immediately prior to making the Loan.

07/19406164_6 38 (c) The Agent shall determine the Base Currency Amount of each Loan which is to be made in an Optional Currency and shall notify each Lender of the amount, currency and the Base Currency Amount of each Loan and the amount of its participation in that Loan in each case by the Specified Time. 5.5 Cancellation of Commitment The Commitments which, at that time, are unutilised shall be immediately cancelled at the end of the Availability Period. 6. OPTIONAL CURRENCIES 6.1 Selection of currency The Company shall select the currency of a Loan in a Utilisation Request. 6.2 Unavailability of a currency If before the Specified Time: (a) in respect of an Optional Currency other than dollars, a Lender notifies the Agent that the Optional Currency requested is not readily available to it in the amount required; or (b) a Lender notifies the Agent that compliance with its obligation to participate in a Loan in the proposed Optional Currency would contravene a law or regulation applicable to it, the Agent will give notice to the Company to that effect by the Specified Time. In this event, any Lender that gives notice pursuant to this Clause 6.2 will be required to participate in the Loan in the Base Currency (in an amount equal to that Lender's proportion of the Base Currency Amount or, in respect of a Rollover Loan, an amount equal to that Lender's proportion of the Base Currency Amount of the Rollover Loan that is due to be made) and its participation will be treated as a separate Loan denominated in the Base Currency during that Interest Period. 6.3 Agent's calculation Each Lender's participation in a Loan will be determined in accordance with Clause 5.4 (Lenders' participation).

07/19406164_6 39 SECTION 4 REPAYMENT, PREPAYMENT AND CANCELLATION 7. REPAYMENT OF LOANS Each Borrower shall repay each Loan made available to it on the last day of its Interest Period. 8. PREPAYMENT AND CANCELLATION 8.1 Illegality If (a) in any applicable jurisdiction, it becomes unlawful for any Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Loan or it becomes unlawful for any Affiliate of a Lender for that Lender to do so, or (b) if a member of the Group becomes a Sanctioned Person: (i) that Lender shall (or in the case of (b) above, that Lender may) promptly notify the Agent upon becoming aware of that event; (ii) upon the Agent notifying the Company, each Available Commitment of that Lender will (in the case of (b) above, only if the relevant Lender so specifies in a notice to the Agent) be immediately cancelled; and (iii) to the extent that the Lender's participation has not been transferred pursuant to paragraph (d) of Clause 8.7 (Right of replacement or repayment and cancellation in relation to a single Lender), each Borrower shall (in the case of (b) above, only if the relevant Lender so specifies in a notice to the Agent) repay that Lender's participation in the Loans made to that Borrower on the last day of the Interest Period for each Loan occurring after the Agent has notified the Company or, if earlier, the date specified by the Lender in the notice delivered to the Agent (being no earlier than the last day of any applicable grace period permitted by law) and that Lender's corresponding Commitment(s) shall be cancelled in the amount of the participations repaid. 8.2 Change of control (a) If any person or group of persons acting in concert gains control of the Company: (i) the Company shall promptly notify the Agent upon becoming aware of that event and the Agent shall then promptly notify the Lenders, with a copy to the Company, of that event; (ii) a Lender shall not be obliged to fund a Utilisation (except for a Rollover Loan); and (iii) if a Lender so requires and notifies the Agent within 15 Business Days of the Agent notifying that Lender of the event, the Agent shall, by not less than 30 Business Days' notice to the Company, cancel the Commitment of that Lender and declare the participation of that Lender in all outstanding Loans, together with accrued interest, and all other amounts accrued under the Finance Documents immediately due and payable, whereupon the Commitment of that Lender will be cancelled and all such outstanding Loans and amounts will become immediately due and payable. (b) For the purpose of paragraph (a) above "control" has the meaning given in article L.233-3 of the French Code de commerce.

07/19406164_6 40 (c) For the purpose of paragraph (a) above "acting in concert" has the meaning given in article L.233-10 of the French Code de commerce. 8.3 Mandatory Prepayment – Disposals Proceeds (a) For the purposes of this Clause 8.3: "Acquisition Drawdown" means a Loan (and any subsequent Rollover Loan of that Loan) made to finance, in whole or in part, the acquisition by a member of the Group of shares or a business. (b) On a Disposal by any member of the Group of shares or of a business the acquisition of which was financed with the proceeds of an Acquisition Drawdown, the relevant Borrower shall prepay such Acquisition Drawdown, in each case: (i) in an amount equal to the portion of the relevant Net Disposal Proceeds that exceeds EUR 10,000,000 (or an equivalent amount in other currencies); and (ii) up to a maximum amount equal to the Acquisition Drawdown, unless such Net Disposal Proceeds have been reinvested in other assets for use in the business within 12 months of the receipt of such Net Disposal Proceeds. (c) Any prepayment under this Clause 8.3 shall be made on the last day of the Interest Period during which the 12-month period referred to in paragraph (b) ends. (d) Any prepayment under this Clause 8.3 shall not reduce the Total Commitments. (e) For the avoidance of doubt, in paragraph (b), the term "Disposal" shall exclude any Disposal made by a member of the Group to any other member of the Group on an arm's length basis. 8.4 Mandatory Prepayment – Acquisition Drawdown (a) If the amount of an Acquisition Drawdown used to finance the acquisition of one or several companies and/or businesses sold by one or several vendors, forming part of the same transaction, exceeds two thirds of the Total Commitments, the Company shall procure that outstanding Loans shall be repaid in an amount at least equal to one quarter of the Total Commitments (the "Acquisition Repayment Amount") within 12 months of the completion date of such acquisition, it being provided that the Company may elect in its discretion which Loans are to be repaid and by which Borrower(s) pursuant to this Clause 8.4. The Company shall give the Agent no less than five Business Days prior notice of such prepayment, and no such prepayment shall occur prior to the end of such five Business Days period. (b) If the Net Proceeds of a New Debt Issue are to be used to finance all or part of an Acquisition Repayment Amount: (i) 100 per cent. of those Net Proceeds shall be applied towards repayment of the outstanding Loans if those Net Proceeds are less than or equal to the relevant Acquisition Repayment Amount; or (ii) if the Net Proceeds of that New Debt Issue are greater than the relevant Acquisition Repayment Amount, the relevant Borrower(s) shall apply those Net Proceeds towards the prepayment of outstanding Loans in an amount up to the greater of (1) 50 per cent. of those Net Proceeds, and (2) an amount equal to such Acquisition Repayment Amount,

07/19406164_6 41 in each case, within 12 months of the completion date of the acquisition giving rise to the Acquisition Repayment Amount. (c) The repayment of any Acquisition Repayment Amount (however financed) made pursuant to this Clause 8.4 shall not entail the cancellation of a corresponding amount of the Total Commitments. 8.5 Voluntary cancellation The Company may, if it gives the Agent not less than five Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, cancel the whole or any part (being a minimum amount of €5,000,000) of the Available Facility. Any cancellation under this Clause 8.5 shall reduce the Commitments of the Lenders rateably. 8.6 Voluntary prepayment of the Loans (a) A Borrower to which a loan has been made may, if the Company gives the Agent not less than: (i) in the case of a Term Rate Loan five Business Days' (or such shorter period as the Majority Lenders may agree) prior notice; or (ii) in the case of a Compounded Rate Loan, five RFR Banking Days' (or such shorter period as the Majority Lenders may agree) prior notice, prepay the whole or any part of a Loan (but if in part, being an amount that reduces the Base Currency Amount of the Facility by a minimum amount of €5,000,000). For the avoidance of doubt, any prepayment under this Clause 8.6 shall not reduce the Total Commitments. (b) Voluntary prepayments of Compounded Rate Loans will be limited to four (4) in each calendar year. To the extent more than four (4) voluntary prepayments of Compounded Rate Loans are made in any calendar year (the "Voluntary Prepayment Limit"), the Company will pay to the Agent for its own account, a fee of EUR 2,000 in respect of each voluntary prepayment in excess of the Voluntary Prepayment Limit. 8.7 Right of replacement or repayment and cancellation in relation to a single Lender (a) If: (i) any sum payable to any Lender by an Obligor is required to be increased under paragraph (c) of Clause 13.2 (Tax gross-up) or under an equivalent provision of any Finance Document; or (ii) any Lender claims indemnification from the Company or an Obligor under Clause 13.3 (Tax indemnity) or Clause 14.1 (Increased costs); or (iii) any amount payable to any Lender by a French Borrower under a Finance Document is not, or will not be (when the relevant corporate income tax is calculated) treated as a deductible charge or expense for French tax purposes for that Borrower by reason of that amount being (i) paid or accrued to a Lender incorporated, domiciled, established or acting through a Facility Office situated in a Non-Cooperative Jurisdiction, or (ii) paid to an account opened in the name of or for the benefit of that Lender in a financial institution situated in a Non-Cooperative Jurisdiction, the Company may, whilst the circumstance giving rise to the requirement for that increase, indemnification or non-deductibility for French tax purposes continues, give the Agent notice of

07/19406164_6 42 cancellation of the Commitment of that Lender and its intention to procure the repayment of that Lender's participation in the Loans or give the Agent notice of its intention to replace that Lender in accordance with paragraph (d) below. (b) On receipt of a notice of cancellation referred to in paragraph (a) above, the Commitment of that Lender shall immediately be reduced to zero. (c) On the last day of each Interest Period which ends after the Company has given notice of cancellation under paragraph (a) above (or, if earlier, the date specified by the Company in that notice), each Borrower to which a Loan is outstanding shall repay that Lender's participation in that Loan and that Lender's corresponding Commitment(s) shall be immediately cancelled in the amount of the participations repaid. (d) If: (i) any of the circumstances set out in paragraph (a) above applies to a Lender; or (ii) a Borrower becomes obliged to pay any amount in accordance with Clause 8.1 (Illegality) to any Lender, the Company may, on 15 Business Days' prior notice to the Agent and that Lender, replace that Lender by requiring that Lender to (and, to the extent permitted by law, that Lender shall) transfer pursuant to Clause 31 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement to a Lender or other bank or financial institution selected by the Company which confirms its willingness to assume and does assume all the obligations of the transferring Lender in accordance with Clause 31 (Changes to the Lenders) for a purchase price in cash payable at the time of the transfer in an amount equal to the outstanding principal amount of such Lender's participation in the outstanding Loans and all accrued interest (to the extent that the Agent has not given a notification under Clause 31.9 (Pro rata interest settlement)), Break Costs and other amounts payable in relation thereto under the Finance Documents. (e) The replacement of a Lender pursuant to paragraph (d) above shall be subject to the following conditions: (i) the Company shall have no right to replace the Agent; (ii) neither the Agent nor any Lender shall have any obligation to find a replacement Lender; (iii) in no event shall the Lender replaced under paragraph (d) above be required to pay or surrender any of the fees received by such Lender pursuant to the Finance Documents; and (iv) the Lender shall only be obliged to transfer its rights and obligations pursuant to paragraph (d) above once it is satisfied that it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to that transfer. (f) A Lender shall perform the checks described in paragraph (e)(iv) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (d) above and shall notify the Agent and the Company when it is satisfied that it has complied with those checks.

07/19406164_6 43 8.8 Right of cancellation in relation to a Defaulting Lender (a) If any Lender becomes a Defaulting Lender, the Company may, at any time whilst the Lender continues to be a Defaulting Lender, give the Agent five Business Days' notice of cancellation of the Available Commitment of that Lender. (b) On the notice referred to in paragraph (a) above becoming effective, the Available Commitment of the Defaulting Lender will immediately be reduced to zero. (c) The Agent shall as soon as practicable after receipt of a notice referred to in paragraph (a) above, notify all the Lenders. 8.9 Mandatory prepayment and cancellation in relation to a single Lender If it becomes unlawful for a Borrower to perform any of its obligations to any Lender under paragraph (c) of Clause 13.2 (Tax gross-up) or under an equivalent provision of any Finance Document, (a) the Company shall promptly notify the Agent upon becoming aware of that event; (b) upon the Agent notifying that Lender, its Commitment(s) will be immediately cancelled; and (c) that Borrower shall repay that Lender's participation in the Loans made to that Borrower on the last day of each Interest Period which ends after the Company has given notice under paragraph (a) above or, if earlier, the date specified by that Lender in a notice delivered to the Agent (being no earlier than the last day of any applicable grace period permitted by law). 8.10 Restrictions (a) Any notice of cancellation or prepayment given by any Party under this Clause 8 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment. (b) Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs, without premium or penalty. (c) Unless a contrary indication appears in this Agreement, any part of the Facility which is prepaid or repaid may be reborrowed in accordance with the terms of this Agreement. (d) The Borrowers shall not repay or prepay all or any part of the Loans or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement. (e) Subject to Clause 2.2 (Increase), no amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated. (f) If the Agent receives a notice under this Clause 8 it shall promptly forward a copy of that notice to either the Company or the affected Lender, as appropriate. (g) If all or part of any Lender's participation in a Loan under the Facility is repaid or prepaid and is not available for redrawing (other than by operation of Clause 4.2 (Further conditions precedent)), an amount of that Lender's Commitment (equal to the Base Currency Amount of the amount of

07/19406164_6 44 the participation which is repaid or prepaid) in respect of the Facility will be deemed to be cancelled on the date of repayment or prepayment. 8.11 Application of prepayments Any prepayment of a Loan pursuant to this Clause 8, other than Clause 8.1 (Illegality), 8.2 (Change of control), 8.7 (Right of replacement or repayment and cancellation in relation to a single Lender), Clause 8.8 (Right of cancellation in relation to a Defaulting Lender) or 8.9 (Mandatory prepayment and cancellation in relation to a single Lender) shall be applied pro rata to each Lender's participation in that Loan.

07/19406164_6 45 SECTION 5 COSTS OF UTILISATION 9. INTEREST 9.1 Calculation of interest – Term Rate Loans The rate of interest on each Term Rate Loan for an Interest Period is the percentage rate per annum which is the aggregate of the applicable: (a) Margin; and (b) Term Reference Rate. 9.2 Calculation of Interest – Compounded Rate Loans (a) The rate of interest on each Compounded Rate Loan for any day during an Interest Period is the percentage rate per annum which is the aggregate of the applicable: (i) Margin; and (ii) Compounded Reference Rate for that day, plus, only in relation to any Compounded Rate Loan in USD, 0.35 per cent. per annum. (b) If any day during an Interest Period for a Compounded Rate Loan is not an RFR Banking Day, the rate of interest on that Compounded Rate Loan for that day will be the rate applicable to the immediately preceding RFR Banking Day. 9.3 Payment of interest The Borrower to which a Loan has been made shall pay accrued interest on that Loan on the last day of each Interest Period. 9.4 Default interest (a) If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue to the fullest extent permitted by law and without notice on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to paragraph (b) below, is one per cent. per annum higher than the rate which would have been payable if the overdue amount had, during the period of non payment, constituted a Loan in the currency of the overdue amount for successive Interest Periods, each of its duration selected by the Agent (acting reasonably). Any interest accruing under this Clause 9.4 shall be immediately payable by the Obligor on demand by the Agent. (b) If any overdue amount consists of all or part of a Term Rate Loan and which became due on a day which was not the last day of an Interest Period relating to that Loan: (i) the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and (ii) the rate of interest applying to the overdue amount during that first Interest Period shall be one per cent. per annum higher than the rate which would have applied if the overdue amount had not become due.

07/19406164_6 46 (c) Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount only if, within the meaning of Article 1343-2 of the French Code civil, such interest is due for a period of at least one year, but will remain immediately due and payable. 9.5 Margin adjustments (a) Prior to the date on which the Ratio Compliance Certificate to be delivered in connection with the financial year ending 31 December 2022 is delivered, the Margin in relation to each Loan will be the Initial Margin. (b) Subject to paragraph (c) below and Clause 9.8 (Sustainability Margin Adjustments), at any time thereafter, the applicable Margin shall be the percentage determined on the basis of the Leverage as confirmed by the most recently delivered Ratio Compliance Certificate, in the manner set forth below: Leverage ("L") Margin p.a. (bps) L > 2.0 115 2.0 ≥ L > 1.5 100 1.5 ≥ L > 1.0 85 1.0 ≥ L 75 (c) For the purpose of paragraph (b): (i) any increase or decrease in the Margin for a Loan shall take effect on the date which is three Business Days after receipt by the Agent of the relevant Ratio Compliance Certificate unless the Agent receives such Ratio Compliance Certificate five Business Days (or less) before the end of an Interest Period in which case the relevant increase or decrease in the Margin shall take effect on the first day of the next Interest Period; and (ii) if an Event of Default has occurred and is continuing or any Ratio Compliance Certificate has not been duly delivered to the Agent in accordance with paragraph (b) of Clause 19 (Ratio Compliance Certificate), the Margin shall be immediately the highest rate set out above until the Event of Default has been remedied or waived or the Ratio Compliance Certificate has been duly delivered to the Agent, from which date the Margin shall be determined in accordance with paragraph (a) or, as the case may be, (b) above. 9.6 Notification of rates of interest (a) The Agent shall promptly notify the relevant Lenders and the relevant Borrower of the determination of a rate of interest relating to a Term Rate Loan. (b) The Agent shall promptly upon a Compounded Rate Interest Payment being determinable notify: (i) the relevant Borrower of that Compounded Rate Interest Payment; (iii) each relevant Lender of the proportion of that Compounded Rate Interest Payment which relates to that Lender's participation in the relevant Compounded Rate Loan; and (iv) the relevant Lenders and the relevant Borrower of:

07/19406164_6 47 (A) each applicable rate of interest relating to the determination of that Compounded Rate Interest Payment; and (B) to the extent it is then determinable, the Market Disruption Rate (if any) relating to the relevant Compounded Rate Loan. This paragraph (b) shall not apply to any Compounded Rate Interest Payment determined pursuant to Clause 11.5 (Cost of funds). (c) The Agent shall promptly notify the relevant Borrower of each Funding Rate relating to a Loan. (d) The Agent shall promptly notify the relevant Lenders and the relevant Borrower of the determination of a rate of interest relating to a Compounded Rate Loan to which Clause 11.5 (Cost of funds) applies. (e) This Clause 9.6 shall not require the Agent to make any notification to any Party on a day which is not a Business Day. 9.7 Effective Global Rate (Taux Effectif Global) For the purposes of articles L.314-1 to L.314-5 and R.314-1 et seq. of the French Code de la consommation and article L.313-4 of the French Code monétaire et financier, the Parties acknowledge that (i) the effective global rate (taux effectif global) calculated on the Signing Date, based on assumptions as to the period rate (taux de période) and the period term (durée de période) and on the assumption that the interest rate and all other fees, costs or expenses payable under this Agreement will be maintained at their original level throughout the term of this Agreement, is set out in a letter from the Agent to each Borrower and (ii) that letter forms part of this Agreement. Each Borrower acknowledges receipt of that letter. 9.8 Sustainability Margin Adjustments (a) On and from the date falling five (5) Business Days following the delivery of each Sustainability KPI Certificate as set out in Clause 9.10 (Sustainability reporting), the then applicable Margin shall be adjusted as follows (a "Sustainability Margin Adjustment") (including for the purpose of calculating the commitment fee referred to in Clause 12.1 (Commitment fee)): (i) if, in respect of any KPI Relevant Period and any Sustainability KPI, Successful Completion has been achieved, the then applicable Margin shall be reduced by 0.025 per cent. per annum (a "Margin Decrease") in relation to that Sustainability KPI; and (ii) if, in respect of any KPI Relevant Period and any Sustainability KPI, Non-Successful Completion has occurred, the then applicable Margin shall be increased by 0.025 per cent. per annum (a "Margin Increase") in relation to that Sustainability KPI, as summarised in the table below, Sustainability Margin Adjustment Realised Score per KPI Relevant Period Sustainability KPI 1 (per annum) Sustainability KPI 2 (per annum)

07/19406164_6 48 Successful Completion -0.025% -0.025% Non-Successful Completion +0.025% +0.025% provided that the Sustainability Margin Adjustment shall be equal to the aggregate of each Margin Increase and each Margin Decrease (as applicable) resulting from the Realised Scores for the relevant KPI Relevant Period. (b) A Sustainability Margin Adjustment will apply without taking into account any previous applicable Sustainability Margin Adjustment made following any prior KPI Relevant Period, and therefore the Sustainability Margin Adjustments set out in paragraph (a) above may not exceed 0.05 per cent. per annum and, accordingly, the Margin will never be reduced or increased by more than 0.05 per cent. per annum as a result of the Sustainability Margin Adjustments. (c) Subject to the provisions of paragraph (d) below, if the Company (i) has provided the Sustainability KPI Certificate to the Agent but that Sustainability KPI Certificate does not include the Realised Score for all Sustainability KPIs or (ii) has failed to provide to the Agent the Sustainability KPI Certificate, in each case, for more than ten (10) Business Days after the timeframe indicated in Clause 9.10 (Sustainability reporting), there shall be deemed to be, as from the date falling five (5) Business Days following the date on which a satisfactory Sustainability KPI Certificate should have been delivered as set out in Clause 9.10 (Sustainability reporting), a Non-Successful Completion (only in relation to any Sustainability KPI for which no Realised Score has been provided) and the Margin shall immediately be adjusted (as from the date falling five (5) Business Days following the date on which a satisfactory Sustainability KPI Certificate should have been delivered as set out in Clause 9.10 (Sustainability reporting)) in relation to such Sustainability KPI(s) in accordance with paragraph (a)(ii) above, until the delivery by the Company of the Sustainability KPI Certificate for such Sustainability KPI(s) and for the KPI Relevant Period, in which case the Margin shall be adjusted for such Sustainability KPI(s) in accordance with paragraph (a) above. (d) The provisions of paragraph (c) above shall not apply to any failure by the Company to deliver a Sustainability KPI Certificate following the occurrence of a KPI Adjustment Event in accordance with the provisions of paragraph (b) of Clause 9.9 (KPI Adjustment Event). (e) Any failure to achieve any Target Score in any KPI Relevant Period or any failure to deliver a Sustainability KPI Certificate or to include any confirmation (or, as applicable, other determination or other relevant information) as to the achievement of (or failure to achieve) any Target Score in any Sustainability KPI Certificate shall not be (nor shall it be deemed to be or to give rise to) any breach of or misrepresentation under this Agreement and no Default or Event of Default shall occur as a result of such failure. (f) The Agent shall promptly notify the Lenders and the Company of the occurrence of any Sustainability Margin Adjustment.

07/19406164_6 49 9.9 KPI Adjustment Event (a) In the event of any KPI Adjustment Event in relation to any Sustainability KPI(s), the Company shall notify the Agent and the Sustainaibility Coordinators of such KPI Adjustment Event by no later than the last day of the financial year during which such KPI Adjustment Event occurred. Following such notification, the Company, the Sustainaibility Coordinators and the Majority Lenders shall discuss in good faith the relevant amendments to the provisions of this Agreement to reflect such KPI Adjustment Event (the "Negotiation Period"). (b) If no agreement is reached between the Company and the Agent (acting on the instruction of the Majority Lenders) by the date falling thirty (30) Business Days following the first day of the Negotiation Period, there shall be no Margin Increase and/or no Margin Decrease with respect to the relevant Sustainability KPI(s) in respect of which such KPI Adjustment Event occurred until such time as the Company agrees the relevant amendments with the Agent (acting on behalf of the Majority Lenders). (c) If for any KPI Relevant Period, by reason of the occurrence of a KPI Adjustment Event and application of the provisions of paragraphs (a) or (b) above, it is not possible for the Company to deliver a Sustainability KPI Certificate within the time period specified in Clause 9.10 (Sustainability reporting) with respect to the relevant Sustainability KPI(s) in respect of which such KPI Adjustment Event occurred, then: (i) the Company shall not be required to deliver a Sustainability KPI Certificate for that KPI Relevant Period and for the relevant Sustainability KPI only; (ii) the then applicable Margin shall apply without any adjustment for the relevant Sustainability KPI pursuant to Clause 9.8 (Sustainability Margin Adjustments) until the next Sustainability KPI Certificate for such Sustainability KPI is delivered by the Company; and (iii) if for any KPI Relevant Period, by reason of the occurrence of KPI Adjustments Event(s) and application of the provisions of paragraphs (a) or (b) above, it is not possible for the Company to deliver any Sustainability KPI Certificate at all within the time period specified in Clause 9.10 (Sustainability reporting), the Company will not publish any materials or statements externally which relate to the Facility being considered to be a sustainability linked facility until it is remedied. 9.10 Sustainability reporting As soon as reasonably practicable, but in any event within one hundred and twenty (120) calendar days after the end of each of its financial years, the Company shall, subject to the provisions of Clause 9.9 (KPI Adjustment Event), deliver to the Agent a Sustainability KPI Certificate (that shall include the Realised Scores for all Sustainability KPIs) duly executed by the chief executive officer, the chief financial officer or any authorised signatory of the Company and countersigned by the Sustainability Auditor. 9.11 Sustainability provisions (a) The Company and the Lenders will negotiate in good faith to agree the Sustainability KPI 1, the Sustainability KPI 2 and in each case the related Target Scores, and the Sustainability Auditor, before 30 June 2023, with such negotiations to be coordinated by the Sustainability Coordinators.

07/19406164_6 50 (b) If the Company and all Lenders fail to agree any Sustainability KPI in accordance with the provisions of paragraph (a) above, then no Sustainability Margin Adjustment will be made in relation to such Sustainability KPI and the other provisions of this Agreement will remain unaffected until the Company agrees the relevant Sustainability KPI with the Agent (acting on behalf of all the Lenders). (c) If the Company and the Lenders fail to agree the Target Scores for any Sustainability KPI in accordance with the provisions of paragraph (a) above, then no Sustainability Margin Adjustment will be made in relation to such Sustainability KPI (in relation to the financial years in respect of which the relevant Target Score(s) have not been determined only) and the other provisions of this Agreement will remain unaffected until the Company agrees the relevant Target Score(s) with the Agent (acting on behalf of all the Lenders). Until the Company and the Lenders agree on the Target Scores for at least one Sustainability KPI, the Company shall not communicate on the Facility being considered to be a sustainability linked facility. 10. INTEREST PERIODS 10.1 Selection of Interest Periods (a) The Company (on behalf of itself or the relevant Borrower) shall select an Interest Period for a Loan in the Utilisation Request for that Loan. (b) The Company (on behalf of itself or the relevant Borrower) may select an Interest Period of any period specified in the applicable Reference Rate Terms or of any other period agreed between the Company and the Agent (acting on behalf of the Lenders) in relation to the relevant Loan. (c) An Interest Period for a Loan shall not extend beyond the Termination Date. (d) Each Interest Period for a Loan shall start on the Utilisation Date. (e) A Loan has one Interest Period only. (f) No Interest Period shall be longer than six Months. 10.2 Non-Business Days Any rules specified as "Business Day Conventions" in the applicable Reference Rate Terms for a Loan or Unpaid Sum shall apply to each Interest Period for that Loan or Unpaid Sum. 11. CHANGES TO THE CALCULATION OF INTEREST 11.1 Interest calculation if no Primary Term Rate (a) Interpolated Primary Term Rate: If no Primary Term Rate is available for the Interest Period of a Term Rate Loan, the applicable Term Reference Rate shall be the Interpolated Primary Term Rate for a period equal in length to the Interest Period of that Loan. (b) Reference Bank Rate: If no Interpolated Primary Term Rate is available for a Term Rate Loan for: (i) the currency of a Term Rate Loan; or (ii) the Interest Period of a Term Rate Loan and it is not possible to calculate the Interpolated Primary Term Rate,

07/19406164_6 51 the applicable Term Reference Rate shall be the Reference Bank Rate as of the Specified Time for the currency of that Term Rate Loan and for a period equal in length to the Interest Period of that Loan. (c) Compounded Reference Rate or cost of funds: If paragraph (b) above applies but no Reference Bank Rate is available for the relevant currency or Interest Period then: (i) if "Compounded Reference Rate will apply as a fallback" is specified in the Reference Rate Terms for that Loan and there are Reference Rate Terms applicable to Compounded Rate Loans in the relevant currency: (A) there shall be no Term Reference Rate for that Loan for that Interest Period and Clause 9.1 (Calculation of interest – Term Rate Loans) will not apply to that Loan for that Interest Period: and (B) that Loan shall be a "Compounded Rate Loan" for that Interest Period and Clause 9.2 (Calculation of interest – Compounded Rate Loans) shall apply to that Loan for that Interest Period; and (ii) if: (A) "Compounded Reference Rate will not apply as a fallback"; and (B) "Cost of funds will apply as a fallback", are specified in the Reference Rate Terms for that Loan, Clause 11.5 (Cost of funds) shall apply to that Loan for that Interest Period. 11.2 Calculation of Reference Bank Rate (a) Subject to paragraph (b), if the Term Reference Rate is to be determined on the basis of a Reference Bank Rate but a Reference Bank does not supply a quotation by the Specified Time, the Reference Bank Rate shall be calculated on the basis of the quotations of the remaining Reference Banks. (b) If at or about 11:30 a.m. on the Quotation Day, none or only one of the Reference Banks supplies a quotation, there shall be no Reference Bank Rate for the relevant Interest Period. 11.3 Interest calculation if no RFR or Central Bank Rate If: (a) there is no applicable RFR or Central Bank Rate for the purposes of calculating the Daily Non-Cumulative Compounded RFR Rate for a RFR Banking Day during an Interest Period for a Compounded Rate Loan; and (b) "Cost of funds will apply as a fallback" is specified in the Reference Rate Terms for that Loan, Clause 11.4 (Cost of funds) shall apply to that Loan for that Interest Period. 11.4 Market disruption If: (a) a Market Disruption Rate is specified in the Reference Rate Terms for that Loan; and

07/19406164_6 52 (b) before the Reporting Time for that Loan, the Agent receives notification from a Lender or Lenders (whose participations in that Loan exceed 35 per cent. of that Loan) that its cost of funds relating to its participation in that Loan would be in excess of that Market Disruption Rate, then Clause 11.5 (Cost of funds) shall apply to that Loan for the relevant Interest Period. 11.5 Cost of funds (a) If this Clause 11.5 applies to a Loan for an Interest Period, neither Clause 9.1 (Calculation of interest – Term Rate Loans) nor Clause 9.2 (Calculation of interest – Compounded Rate Loans) shall apply to that Loan for that Interest Period and the rate of interest on each Lender's share of that Loan for that Interest Period shall be the percentage rate per annum which is the sum of: (i) the applicable Margin; and (ii) the rate notified to the Agent by that Lender as soon as practicable and in any event by the Reporting Time for that Loan, to be that which expresses as a percentage rate per annum its cost of funds relating to its participation in that Loan. (b) If this Clause 11.5 applies and the Agent (acting in its name or on behalf of an affected Lender) or the Company so requires, the Agent and the Company shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest. (c) Any alternative basis agreed pursuant to paragraph (b) above shall, with the prior consent of all the Lenders and the Company, be binding on all Parties. (d) If this Clause 11.5 applies pursuant to Clause 11.3 (Market disruption) and: (i) a Lender's Funding Rate is less than the relevant Market Disruption Rate; or (ii) a Lender does not notify a rate to the Agent by the relevant Reporting Time, that Lender's cost of funds relating to its participation in that Loan for that Interest Period shall be deemed, for the purposes of paragraph (a) above, to be the Market Disruption Rate for that Loan. (e) If this Clause 11.5 applies pursuant to Clause 11.1 (Interest calculation if no Primary Term Rate) or Clause 11.3 (Interest calculation if no RFR or Central Bank Rate), and a Lender does not notify a rate to the Agent by the relevant Reporting Time, that Lender's cost of funds relating to its participation in that Loan for that Interest Period shall be calculated, for the purposes of paragraph (a) as the weighted average of the rates notified to the Agent by each Lender who has provided a rate to the Agent pursuant to paragraph (a) above. (f) If this Clause 11.5 applies the Agent shall, as soon as is practicable, notify the Company. 11.6 Notification to Company If Clause 11.5 (Cost of funds) applies the Agent shall, as soon as is practicable, notify the Company. 11.7 Break Costs (a) If an amount is specified as Break Costs in the Reference Rate Terms for a Loan or Unpaid Sum, each Borrower shall, within three Business Days of demand by a Finance Party, pay to that

07/19406164_6 53 Finance Party its Break Costs (if any) attributable to all or any part of that Loan or Unpaid Sum being paid by that Borrower on a day prior to the last day of an Interest Period for that Loan or Unpaid Sum. (b) Each Lender shall, as soon as reasonably practicable after a demand by the Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in which they accrue. 12. FEES 12.1 Commitment fee (a) The Company shall pay to the Agent (for the account of each Lender) a fee in the Base Currency computed at the rate of 35 per cent. per annum of the applicable Margin (which for the avoidance of doubt shall take into account any Sustainability Margin Adjustment) on that Lender's Available Commitment for the Availability Period. (b) The accrued commitment fee is payable on the last day of each successive period of three Months which ends during the Availability Period, on the last day of the Availability Period and, if cancelled in full, on the cancelled amount of the relevant Lender's Commitment at the time the cancellation is effective. (c) No commitment fee is payable to the Agent (for the account of a Lender) on any Available Commitment of that Lender for any day on which that Lender is a Defaulting Lender. 12.2 Utilisation fee (a) The Company shall pay to the Agent (for the account of each Lender) a fee in the Base Currency computed quarterly on the daily outstanding amount under the Facility during the preceding quarter at the rate of: (i) 0.10 per cent. per annum for the period during which the aggregate outstanding amount of the Loans is less than or equal to 33 per cent. of the Total Commitments; (ii) 0.20 per cent. per annum for the period during which the aggregate outstanding amount of the Loans is strictly greater than 33 per cent. but less than or equal to 66 per cent. of the Total Commitments; and (iii) 0.40 per cent. per annum for the period during which the aggregate outstanding amount of the Loans is strictly greater than 66 per cent. of the Total Commitments. (b) The accrued utilisation fee is payable on the last day of each successive period of three Months which ends during the Availability Period and for the last time, on the Termination Date. 12.3 Upfront fee The Company shall pay to the Agent (for the account of each Lender) an upfront fee in the amount and at the times agreed in the Mandate Letter. 12.4 Agency fee The Company shall pay to the Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter. 12.5 Coordination and documentation fee The Company shall pay to the Coordinator and Documentation Agent (for its own account) a coordination and documentation fee in the amount and at the times agreed in a Fee Letter.

07/19406164_6 54 12.6 Sustainability coordinator fee The Company shall pay to each Sustainability Coordinator (for its own account) a sustainability coordinator fee in the amount and at the times agreed in a Fee Letter. 12.7 Extension fees The Company shall pay: (a) the First Extension Fee in the amount and at the time specified in paragraph (a) of Clause 2.6 (Extension of the Facility); and (b) the Second Extension Fee in the amount and at the time specified in paragraph (b) of Clause 2.6 (Extension of the Facility).

07/19406164_6 55 SECTION 6 ADDITIONAL PAYMENT OBLIGATIONS 13. TAX GROSS UP AND INDEMNITIES 13.1 Definitions (a) In this Agreement: "BEPS-related Change" means a change in (or in the interpretation, administration, or application of) any law or Treaty or any published practice or published concession of any relevant taxing authority as a result of the ratification or entering into force of the Multilateral Convention to Implement Tax Treaty Related Measures to prevent Base Erosion and Profit Shifting (the "MLI") and which relates to any article of the MLI. "French Qualifying Lender" means a Lender which: (i) fulfils the conditions imposed by French Law in order for payments under the Finance Documents not to be subject to (or as the case may be, to be exempt from) any Tax Deduction; or (ii) is a French Treaty Lender. "French Treaty Lender" means, in relation to a payment by a French Obligor under a Finance Document, a Lender which: (i) is treated as resident of a French Treaty State for the purposes of the French Treaty; (ii) does not carry on business in France through a permanent establishment with which that Lender's participation in the Loan is effectively connected; (iii) is acting from a Facility Office situated in its jurisdiction of incorporation; and (iv) fulfils any other conditions which must be fulfilled under the French Treaty by residents of the French Treaty State for such residents to obtain exemption from Tax imposed by France on payments under the Finance Documents, subject to the completion of any necessary procedural formalities. "French Treaty State" means a jurisdiction having a double taxation agreement with France (a "French Treaty"), which makes provision for full exemption from Tax imposed by France on payments under the Finance Documents. "Protected Party" means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document. "Qualifying Lender" means a Lender which is: (i) in relation to a French Obligor, a French Qualifying Lender, and (ii) in relation to a U.S. Obligor, a U.S. Qualifying Lender. "Tax Credit" means a credit against, relief or remission for, or repayment of any Tax.

07/19406164_6 56 "Tax Deduction" means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction. "Tax Payment" means either the increase in a payment made by an Obligor to a Finance Party under Clause 13.2 (Tax gross-up) or a payment under Clause 13.3 (Tax indemnity). "United States Person" means a United States Person as defined in Section 7701(a)(30) of the Code and includes an entity that is disregarded as separate from a United States Person (as defined in such Section) for U.S. federal income tax purposes. "U.S. Qualifying Lender" means, in relation to payments to be made by a U.S. Obligor, or by a Guarantor on behalf of a U.S. Obligor, a Lender which is beneficially entitled to such payments and which is: (iii) a United States Person; (iv) able to receive such payments from that Obligor without a Tax Deduction (other than pursuant to a U.S. Treaty), including, without limitation, a Lender which would be exempt from U.S. withholding Tax pursuant to Section 871(h) or 881(c) of the Code; or (v) a U.S. Treaty Lender. "U.S. Treaty Lender" means, in relation to a payment by a U.S. Obligor under a Finance Document, a Lender which: (i) is treated as a resident of a U.S. Treaty State for the purposes of the U.S. Treaty; (ii) does not carry on a business in the U.S. through a permanent establishment, a fixed base or a permanent representative with which that Lender's participation in the Loan is effectively connected; and (iii) has fulfilled any other conditions which must be fulfilled under the U.S. Treaty and has completed and complied with any necessary procedural formalities required for residents of that U.S. Treaty State to obtain the full exemption from Tax imposed on payments made by a U.S. Obligor under the Finance Documents. "U.S. Treaty State" means a jurisdiction having a double taxation agreement with the U.S. (a "U.S. Treaty") which makes provision for full exemption from Tax imposed by the U.S. on payments under the Finance Documents. "U.S. Withholding Tax Form" means whichever of the following is relevant (including in each case any successor form): (i) IRS Form W-8BEN or W-8BEN-E, (ii) IRS Form W-8IMY (with appropriate attachments), (iii) IRS Form W-8ECI, (iv) IRS Form W-8EXP, (v) IRS Form W-9, (vi) in the case of a Lender relying on the so-called "portfolio interest exemption", IRS Form W-8BEN or W-8BEN-E and a certificate to the effect that such Lender is not (1) a "bank"

07/19406164_6 57 within the meaning of Section 881(c)(3)(A) of the Code, (2) a "10 percent shareholder" of the relevant Obligor within the meaning of Section 881(c)(3)(B) of the Code, or (3) a "controlled foreign corporation" described in Section 881(c)(3)(C) of the Code, or (vii) any other IRS form by which a person may claim complete exemption from, or reduction in the rate of, withholding (including backup withholding) of U.S. federal income tax on interest and other payments to that person. (b) Unless a contrary indication appears, in this Clause 13 a reference to "determines" or "determined" means a determination made in the absolute discretion of the person making the determination. 13.2 Tax gross-up (a) Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law. (b) The Company shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Agent accordingly. Similarly, a Lender shall notify the Agent on becoming so aware in respect of a payment payable to that Lender. If the Agent receives such notification from a Lender it shall notify the Company and that Obligor. (c) Subject to the provisions of this Clause 13.2, if a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required. (d) A payment shall not be increased under paragraph (c) above by reason of a Tax Deduction on account of Tax imposed by France, if on the date on which the payment falls due: (i) the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a French Qualifying Lender, but on that date that Lender is not or has ceased to be a French Qualifying Lender other than as a result of any change in (or in the interpretation, administration, or application of) any law or double taxation agreement, or any published practice or published concession of any relevant taxing authority ("Change in Tax Law") after the date it became a Lender under this Agreement which is not a BEPS- related Change; or (ii) the relevant Lender is a French Treaty Lender and the Obligor is able to demonstrate that the payment could have been made to the Lender without the Tax Deduction had that Lender complied with its obligations under paragraph (h) below, provided that the exclusion for changes after the date a Lender became a Lender under this Agreement in paragraph (d)(i) above shall not apply in respect of any Tax Deduction on account of Tax imposed by France on a payment made to a Lender if such Tax Deduction is imposed solely because this payment is made to an account opened in the name of or for the benefit of that Lender in a financial institution situated in a Non-Cooperative Jurisdiction. (e) A payment shall not be increased under paragraph (c) above by reason of a Tax Deduction on account of Tax imposed by the United States if on the date the payment falls due:

07/19406164_6 58 (i) the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a U.S. Qualifying Lender, but on that date that Lender is not or has ceased to be a U.S. Qualifying Lender other than as a result of any Change in Tax Law after the date it became a Lender under this Agreement; or (ii) the Obligor is able to demonstrate that the payment could have been made to the relevant Lender or Agent without the Tax Deduction had that Lender or Agent complied with its obligations under paragraph (h) below, or Clause 13.8 (U.S. Withholding Tax Forms). (f) If required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law. (g) Within 30 days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, that Obligor shall deliver to the Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority. (h) Each Lender and each Obligor which makes a payment to which that Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that Obligor to obtain authorisation to make that payment without a Tax Deduction. 13.3 Tax indemnity (a) The Company shall (within three Business Days of demand by the Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document. (b) Paragraph (a) above shall not apply: (i) with respect to any Tax assessed on a Finance Party: (A) under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or (B) under the law of the jurisdiction in which that Finance Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction, if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or (ii) to the extent a loss, liability or cost: (A) is compensated for by an increased payment under Clause 13.2 (Tax gross-up); (B) would have been compensated for by an increased payment under Clause 13.2 (Tax gross-up) or in Clause 13.6 (Stamp taxes) but was not so compensated solely because one of the exclusions in paragraph (d) or (e) of Clause 13.2 (Tax gross- up) or in Clause 13.6 (Stamp taxes) applied;

07/19406164_6 59 (C) is suffered for or on account of any Bank Levy; (D) relates to a FATCA Deduction required to be made by a Party; or (E) is in respect of an amount of VAT (which shall be dealt with in accordance with Clause 13.7 (Value added tax)). (c) A Protected Party making, or intending to make a claim under paragraph (a) above shall promptly notify the Agent of the event which will give, or has given, rise to the claim, following which the Agent shall notify the Company. (d) A Protected Party shall, on receiving a payment from an Obligor under this Clause 13.3, notify the Agent. 13.4 Tax Credit If an Obligor makes a Tax Payment and the relevant Finance Party determines that: (a) a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and (b) that Finance Party has obtained and utilised that Tax Credit, the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor. If an Obligor makes a Tax Payment, the relevant Finance Party shall use upon request, such reasonable efforts as it determines to be necessary in completing any procedural formalities to obtain and utilise a Tax Credit within the meaning of the preceding sentence. 13.5 Lender Status Confirmation (a) Each Lender which becomes a Party to this Agreement after the Signing Date shall indicate, in the Transfer Agreement or Increase Confirmation which it executes on becoming a Party, and for the benefit of the Agent and without liability to any Obligor, which of the following categories it falls in: (i) not a Qualifying Lender; (ii) a Qualifying Lender (other than a Treaty Lender); or (iii) a Treaty Lender. If a New Lender or Increase Lender fails to indicate its status in accordance with this Clause 13.5 then such New Lender or Increase Lender shall be treated for the purposes of this Agreement (including by each Obligor) as if it is not a Qualifying Lender until such time as it notifies the Agent which category applies (and the Agent, upon receipt of such notification, shall inform the Company). For the avoidance of doubt, a Transfer Agreement or Increase Confirmation shall not be invalidated by any failure of a Lender to comply with this Clause 13.5. (b) Such Lender shall also specify, in the Transfer Agreement or Increase Confirmation which it executes upon becoming a Party, whether it is incorporated or acting through a Facility Office situated in a Non-Cooperative Jurisdiction. For the avoidance of doubt, a Transfer Agreement or

07/19406164_6 60 Increase Confirmation shall not be invalidated by any failure of a Lender to comply with this paragraph (b). (c) Each Original Lender represents on the Signing Date that it is a Qualifying Lender and that it is not incorporated or acting through a Facility Office situated in a Non-Cooperative Jurisdiction. 13.6 Stamp taxes (a) The Company shall pay and, within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document. (b) Paragraph (a) above shall not apply when a Finance Document is: (i) voluntarily registered; or (ii) appended to a document that requires mandatory registration, where such registration or filing is or was not required to maintain or preserve the rights of the Finance Party or the Borrowers under the Finance Documents. 13.7 Value added tax (a) All amounts expressed to be payable under a Finance Document by any Party to a Finance Party which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to paragraph (b) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document and such Finance Party is required to account to the relevant tax authority for the VAT, that Party must pay to such Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and such Finance Party must promptly provide an appropriate VAT invoice to that Party). (b) If VAT is or becomes chargeable on any supply made by any Finance Party (the "Supplier") to any other Finance Party (the "Recipient") under a Finance Document, and any Party other than the Recipient (the "Relevant Party") is required by the terms of any Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration): (i) (where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this paragraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and (ii) (where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.

07/19406164_6 61 (c) Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority. (d) In relation to any supply made by a Finance Party to any Party under a Finance Document, if reasonably requested by such Finance Party, that Party must promptly provide such Finance Party with details of that Party's VAT registration and such other information as is reasonably requested in connection with such Finance Party's VAT reporting requirements in relation to such supply. 13.8 U.S. Withholding Tax Forms (a) On or prior to the date on which a Lender or Agent to a U.S. Obligor becomes a party to this Agreement (and from time to time thereafter upon the request of such Obligor or the Agent, as applicable, or on or before the expiration, obsolescence or invalidity of any previously delivered U.S. Withholding Tax Form), such Lender or Agent shall provide to each such Obligor and Agent, as applicable, original, properly completed copies of U.S. Withholding Tax Forms. However, no Lender or Agent shall be required to submit any Withholding Form if that Lender or Agent is not legally entitled to do so. (b) If the Agent is not a United States Person, the Agent shall deliver, on or prior to the date that it becomes a party to this Agreement, to the U.S. Obligor an original, properly completed copy of IRS Form W-8IMY (or successor form), certifying that it is either: (i) a “qualified intermediary” and that it assumes primary withholding responsibility under Chapters 3 and 4 of the Code and primary IRS Form 1099 and IRS Form 1042-S reporting and backup withholding responsibility for payments it receives for the account of others; or (ii) a “U.S. branch” and that the payments it receives for the account of others are not effectively connected with the conduct of a trade or business in the United States, and that it is using such form as evidence of its agreement with the U.S. Obligor to be treated as a United States Person with respect to such payments (and the U.S. Obligor and the Agent agrees to so treat the Agent as a United States Person with respect to such payments as contemplated by U.S. Treasury Regulations Section 1.1441-1(b)(2)(iv)(A)). (c) If the Agent is a United States Person, the Agent shall deliver, on or prior to the date that it becomes a party to this Agreement, to the U.S. Obligor an original, properly completed copy of IRS Form W-9. 13.9 FATCA Information (a) Subject to paragraph (c) below, each Party shall, within 10 Business Days of a reasonable request by another Party: (i) confirm to that other Party whether it is: (A) a FATCA Exempt Party; or (B) not a FATCA Exempt Party;

07/19406164_6 62 (ii) supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party's compliance with FATCA; and (iii) supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party's compliance with any other law, regulation, or exchange of information regime. (b) If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly. (c) Paragraph (a) above shall not oblige any Finance Party to do anything, and paragraph (a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of: (i) any law or regulation; (ii) any fiduciary duty; or (iii) any duty of confidentiality. (d) If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraph (a)(i)(A) or (a)(i)(B) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information. (e) If a Borrower is a U.S. Tax Obligor or the Agent reasonably believes that its obligations under FATCA or any other applicable law or regulation require it, each Lender shall, within 10 Business Days of: (i) where a Borrower is a U.S. Tax Obligor and the relevant Lender is an Original Lender, the Signing Date; (ii) where a Borrower is a U.S. Tax Obligor on a Transfer Date or date on which an increase in Commitments takes effect pursuant to Clause 2.2 (Increase) and the relevant Lender is a New Lender or Increase Lender, the relevant Transfer Date or date on which the relevant increase in Commitments takes effect pursuant to Clause 2.2 (Increase); and (iii) where a Borrower is not a U.S. Tax Obligor, the date of a request from the Agent, supply to the Agent: (A) a withholding certificate on Form W-8, Form W-9 or any other relevant form; or (B) any withholding statement or other document, authorisation or waiver as the Agent may require to certify or establish the status of such Lender under FATCA or that other law or regulation.

07/19406164_6 63 (f) The Agent shall provide any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Lender pursuant to paragraph (e) above to the relevant Borrower. (g) If any withholding certificate, withholding statement, document, authorisation or waiver provided to the Agent by a Lender pursuant to paragraph (e) above is or becomes materially inaccurate or incomplete, that Lender shall promptly update it and provide such updated withholding certificate, withholding statement, document, authorisation or waiver to the Agent unless it is unlawful for the Lender to do so (in which case the Lender shall promptly notify the Agent). The Agent shall provide any such updated withholding certificate, withholding statement, document, authorisation or waiver to the relevant Borrower. (h) The Agent may rely on any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Lender pursuant to paragraph (e) or (f) above without further verification. The Agent shall not be liable for any action taken by it under or in connection with paragraphs (e), (f) or (g) above. 13.10 FATCA Deduction (a) Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction. (b) Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the Company and the Agent and the Agent shall notify the other Finance Parties. 14. INCREASED COSTS 14.1 Increased costs (a) Subject to Clause 14.3 (Exceptions) the Company shall, within three Business Days of a demand by the Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation or (ii) compliance with any law or regulation made after the Signing Date. (b) In this Agreement "Increased Costs" means: (i) a reduction in the rate of return from the Facility or on a Finance Party's (or its Affiliate's) overall capital; (ii) an additional or increased cost; or (iii) a reduction of any amount due and payable under any Finance Document, which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document.

07/19406164_6 64 14.2 Increased cost claims (a) A Finance Party intending to make a claim pursuant to Clause 14.1 (Increased costs) shall notify the Agent of the event giving rise to the claim, following which the Agent shall promptly notify the Company. (b) Each Finance Party shall, as soon as practicable after a demand by the Agent, provide a certificate confirming the amount of its Increased Costs. 14.3 Exceptions (a) For the purposes of this Clause 14.3: "Basel III" means: (i) the agreements on capital requirements, a leverage ratio and liquidity standards contained in "Basel III: A global regulatory framework for more resilient banks and banking systems", "Basel III: International framework for liquidity risk measurement, standards and monitoring" and "Guidance for national authorities operating the countercyclical capital buffer" published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated; (ii) the rules for global systemically important banks contained in "Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text" published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; (iii) any further guidance or standards published on or before the Signing Date by the Basel Committee on Banking Supervision which addresses the proposals contained in the above referred documents; and (iv) including any amendment to Basel II on or before the Signing Date which takes into account or incorporates any measure from or in respect of paragraphs (i) to (iii) above. "CRD IV" means EU CRD IV and UK CRD IV. "CRD V" means EU CRD V and UK CRD V. "EU CRD IV" means: (i) Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012 ("CRR"); (ii) Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC ("CRD4"); (iii) ordinance No. 2014-158 of 20 February 2014 for the adaptation of French law to EU law with respect to financial matters; and (iv) orders dated 5 November 2014 relating to the implementation of EU regulation referred to in paragraphs (i) and (ii) above.

07/19406164_6 65 "EU CRD V" means: (i) Regulation (EU) No 2019/876 of the European Parliament and of the Council of 20 May 2019 amending CRR and Regulation (EU) No 648/2012 ("CRR2"); and (ii) Directive (EU) 2019/878 of the European Parliament and of the Council of 20 May 2019 amending CRD4 ("CRD5"). "UK CRD IV" means: (i) CRR as it forms part of domestic law of the United Kingdom by virtue of the European Union (Withdrawal) Act 2018 (the "Withdrawal Act"); (ii) the law of the United Kingdom or any part of it, which immediately before IP completion day (as defined in the European Union (Withdrawal Agreement) Act 2020 ("WAA")) implemented CRD4 and its implementing measures; (iii) direct EU legislation (as defined in the Withdrawal Act), which immediately before IP completion day (as defined in the WAA) implemented EU CRD IV as it forms part of domestic law of the United Kingdom by virtue of the Withdrawal Act; and (iv) any law or regulation which amends, replaces or restates any law or regulation specified in paragraphs (i) to (iii) above. "UK CRD V" means: (i) CRR2 as it forms part of domestic law of the United Kingdom by virtue of the Withdrawal Act; (ii) the law of the United Kingdom or any part of it, which immediately before IP completion day (as defined in the WAA) implemented CRD5 and its implementing measures; (iii) direct EU legislation (as defined in the Withdrawal Act), which immediately before IP completion day (as defined in the WAA) implemented EU CRD V as it forms part of domestic law of the United Kingdom by virtue of the Withdrawal Act; and (iv) any law or regulation which amends, replaces or restates any law or regulation specified in paragraphs (i) to (iii) above or which otherwise implements Basel III in the United Kingdom. (b) Clause 14.1 (Increased costs) does not apply to the extent any Increased Cost is: (i) attributable to a Tax Deduction required by law to be made by an Obligor; (ii) attributable to a FATCA Deduction required to be made by a Party; (iii) compensated for by Clause 13.3 (Tax indemnity) (or would have been compensated for under Clause 13.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (b) of Clause 13.3 (Tax indemnity) applied); (iv) in respect of an amount of VAT (which shall be dealt with in accordance with Clause 13.7 (Value added tax)); (v) attributable to a Bank Levy (or any payment attributable to, or liability arising as a consequence of, a Bank Levy);

07/19406164_6 66 (vi) attributable to (i) the implementation or application of, or compliance with, Basel III, CRD IV or CRD V or (ii) any other law or regulation which implements Basel III, CRD IV or CRD V (whether such implementation, application or compliance is by a government, regulator, Finance Party or any of its Affiliates), in each case in force on the Signing Date; or (vii) attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation. (c) In this Clause 14.3, a reference to a "Tax Deduction" has the same meaning given to that term in Clause 13.1 (Definitions). 15. OTHER INDEMNITIES 15.1 Currency indemnity (a) If any sum due from a Borrower under the Finance Documents (a "Sum"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "First Currency") in which that Sum is payable into another currency (the "Second Currency") for the purpose of: (i) making or filing a claim or proof against that Borrower; or (ii) obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, that Borrower shall as an independent obligation within three Business Days of demand, indemnify to the extent permitted by law each Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum. (b) Each Borrower waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable. 15.2 Other indemnities The Company shall (or shall procure that an Obligor will), within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability incurred by that Finance Party as a result of: (a) the occurrence of any Event of Default; (b) a failure by an Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause 35 (Sharing among the Finance Parties); (c) funding, or making arrangements to fund, its participation in a Loan requested by the Company on behalf of any Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone); or (d) a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment given by a Borrower or the Company.

07/19406164_6 67 15.3 Indemnity to the Agent The Company shall promptly indemnify the Agent against any cost, loss or liability incurred by the Agent (acting reasonably) as a result of: (a) investigating any event which it reasonably believes is a Default; (b) acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; or (c) instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under this Agreement. 16. MITIGATION BY THE LENDERS 16.1 Mitigation (a) Each Finance Party shall, in consultation with the Company, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 8.1 (Illegality), Clause 13 (Tax Gross up and Indemnities) or Clause 14 (Increased Costs) or in any amount payable under a Finance Document by an Obligor becoming not deductible from that Obligor's taxable income for French tax purposes by reason of that amount being (i) paid or accrued to a Finance Party incorporated, domiciled, established or acting through a Facility Office situated in a Non-Cooperative Jurisdiction or (ii) paid to an account opened in the name of or for the benefit of that Finance Party in a financial institution situated in a Non-Cooperative Jurisdiction, including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office. (b) Paragraph (a) above does not in any way limit the obligations of any Borrower under the Finance Documents. 16.2 Limitation of liability (a) The Company shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 16.1 (Mitigation). (b) A Finance Party is not obliged to take any steps under Clause 16.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it. 17. COSTS AND EXPENSES 17.1 Transaction expenses The Company shall promptly on demand pay the Agent and the Arrangers the amount of all costs and expenses (including legal fees) reasonably incurred by any of them (in relation to paragraph (a) only, subject to the cap agreed between the Company and the Coordinator and Documentation Agent) in connection with the negotiation, preparation, printing, execution and syndication of: (a) this Agreement and any other documents referred to in this Agreement; and (b) any other Finance Documents executed after the Signing Date. 17.2 Amendment costs If: (a) an Obligor requests an amendment, waiver or consent; or

07/19406164_6 68 (b) an amendment is required pursuant to Clause 36.10 (Change of currency) ; or (c) an amendment is required pursuant to Clause 42.6 (Changes to reference rates), the Company shall, within three Business Days of demand, reimburse the Agent for the amount of all costs and expenses (including legal fees) reasonably incurred by the Agent in responding to, evaluating, negotiating or complying with that request or requirement. 17.3 Enforcement costs The Company shall, within three Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

07/19406164_6 69 SECTION 7 GUARANTEE 18. GUARANTEE DEFINITIONS For the purpose of this Section 7 (Guarantee), the following terms and expressions shall have the meanings ascribed to them below unless otherwise specified: "Beneficiaries" means the Lenders and the Agent. "Guaranteed Obligations" means all payment and repayment obligations at any time incurred, due, owing or payable by the Guaranteed Borrowers to the Beneficiaries under this Agreement, in an initial maximum principal amount of EUR 407,000,000, increased by any interest, default interest, indemnities, penalties, fees and commissions arising in connection therewith, as may be increased (including any new commitment), amended, novated or modified from time to time in accordance with the terms of the Finance Documents. 19. GUARANTEE UNDERTAKING (a) The Guarantor hereby irrevocably and unconditionally guarantees as a caution solidaire to the Beneficiaries, who accept it, the payment in due time of the Guaranteed Obligations in accordance with articles 2288 et seq. of the French Code civil. (b) The Guarantor expressly and irrevocably waives and undertakes: (i) not to exercise any rights it may have under or with regard to the benefit of discussion (bénéfice de discussion) provided for by articles 2305 et seq. of the French Code civil and, consequently, undertakes to pay to the Beneficiaries any sum due in respect of the Guaranteed Obligations without having the possibility to require the Beneficiaries to sue the Guaranteed Borrowers first; (ii) not to exercise any rights it may have under article 2320 of the French Code civil and undertakes: (x) not to make a claim against a Guaranteed Borrower in the event of any extension of any payment date of any amount due to the Beneficiaries, and (y) not to request any judicial security interest (sûreté judiciaire), In each case, as long as any sums remain to be paid by a Guaranteed Borrower under the Guaranteed Obligations; (iii) not to exercise any rights of recourse provided for by articles 2308 to 2312 of the French Code civil and any conventional or legal subrogation (including as a beneficiary under any guarantee) it may have under the Guarantee as long as any sums remain to be paid by each Guaranteed Borrower in respect of the Guaranteed Obligations; (iv) not to rely upon the term of the Guaranteed Obligations initially agreed, so that, upon acceleration of the Guaranteed Obligations, the Guarantor will be immediately liable for payment of any sum due in respect of the Guaranteed Obligations that has not been paid by the Guaranteed Borrowers on the date on which such Guaranteed Obligations have been declared immediately due and payable in accordance with the Finance Documents;

07/19406164_6 70 (v) not to rely upon the non-performance by each Guaranteed Borrower of any of its obligations towards the Beneficiaries including, in particular but without limitation, the misuse of any sum granted to each Guaranteed Borrower by the Beneficiaries under the Finance Documents; and (vi) not to rely upon any set-off (either legal, contractual or judicial) which would partially extinguish any right of the Beneficiaries under this Guarantee or the Finance Documents save where any Finance Party has elected to exercise its right of set-off pursuant to Clause 37 (Set-Off). (c) The Guarantor expressly agrees that this Guarantee will remain in full force and effect in case of: (i) an extension, even by tacit agreement, of the term of all or part of the Guaranteed Obligations; or (ii) an amendment to any provision of this Guarantee or the Finance Documents, without any opportunity for the Guarantor to invoke such circumstances as operating a novation or decreasing or extinguishing its obligations under this Guarantee. (d) The Guarantor refrains from invoking any novation in the event that the Guaranteed Borrowers or the Beneficiaries or the Guarantor would be subject to a merger, a division (scission) or a partial asset contribution (apport partiel d'actifs) (or any other operation resulting in the transfer of the whole of its assets (transmission universelle de patrimoine) or having similar effects) with or to the benefit of another company even though this operation results in the creation of a new legal entity. To this end, the Guarantor undertakes to execute, on first demand from the Agent (in the name and on behalf of the Beneficiaries), any reiteration of the Guarantee that the Agent would deem necessary for the safeguarding of the Beneficiaries' interests. (e) This Guarantee will remain in full force and effect even if the Guaranteed Borrowers are subject to a restructuring or an Insolvency Event. (f) This Guarantee shall be in addition to, and shall not in any way be prejudiced or affected by, and shall be without prejudice to, any other security, guarantee or other rights from time to time held by the Beneficiaries in respect of the Guaranteed Obligations or any part thereof. Moreover, pursuant to article 2314 of the French Code civil, the Guarantor may not invoke nor contest the choice of the enforcement method chosen by the Beneficiaries under any other security orguarantee held by the Beneficiaries as operating a decreasing or extinguishing of its obligations under the Guarantee. 20. ENFORCEABILITY 20.1 Call of the Guarantee (a) If a Guaranteed Borrower does not pay all or part of any sum due and payable in respect of the Guaranteed Obligations, any claim under the Guarantee shall be made through the issuance by the Agent (in the name and on behalf of the Beneficiaries) of a payment demand addressed to the Guarantor.

07/19406164_6 71 (b) The Beneficiaries shall be entitled to call the Guarantor for payment, in one or several times, at any time without prior formal notice (mise en demeure) to the Guaranteed Borrowers, within the duration stipulated in Clause 23 (Guarantee Duration). 20.2 Payments under the Guarantee (a) The Guarantor shall pay to the Beneficiaries, the amounts claimed in the payment demand within five (5) Business Days following receipt by the Guarantor of that payment demand even if the corresponding payment is likely to occur after the expiration date of the Guarantee. (b) The payment to the Beneficiaries of the amounts claimed in the payment demand shall be made by bank transfer on the account of the Agent whose bank account details will be provided for in that payment demand. 21. ANNUAL WRITTEN NOTIFICATION (a) Pursuant to article 2302 of the French Code civil, the Agent, (in the name and on behalf of the Beneficiaries) undertakes to notify in writing to the Guarantor, at its own expenses, prior to 31 March of each calendar year, the total of the sums guaranteed by the Guarantor pursuant to the Guaranteed Obligations as at 31 December of the immediately preceding year; and the date of expiry of the Guaranteed Obligations. The Guarantor and the Beneficiaries agree that this written notification through a computerised listing shall be binding on them. (b) The Guarantor relieves the Beneficiaries of providing any other information on the legal, financial, accounting and tax situation of each Guaranteed Borrower or on any other existing or future guarantee. 22. BENEFIT OF THE GUARANTEE 22.1 Merger (a) Merger of the Guarantor – pursuant to article 2318 of the French Code civil, the obligations of the Guarantor under the Guarantee are automatically transferred in case of early winding-up (dissolution) of the Guarantor as a result of its merger (fusion), division (scission) or transfer of all assets and liabilities (transmission universelle de patrimoine) with any other legal entity and notwithstanding any change in the legal form of this entity, even though such merger or change would result in the creation of a new legal entity. (b) Merger of the Beneficiaries – pursuant to article 2318 of the French Code civil, the Guarantor hereby expressly and irrevocably accepts in advance to be bound by this Guarantee regardless of the merger, division or transfer of all assets and liabilities (or any operation having a similar effect) of any Beneficiary with another legal entity and notwithstanding any change in the legal form of any of these entities (including by way of division (scission) or partial asset contribution (apport partiel d'actifs)), even though such merger or change would result in the creation of a new legal entity. (c) Merger of a Guaranteed Borrower – the Guarantor expressly and irrevocably waives its right to rely on the provisions of article 2318 of the French Code civil and expressly accepts in advance to be bound by the Guarantee regardless of the merger, division or transfer of all assets and liabilities (or any operation having a similar effect) of a Guaranteed Borrower with any other legal

07/19406164_6 72 entity and notwithstanding any change in the legal form of any of these entities, even though such merger or change would result in the creation of a new legal entity 22.2 Transfer (a) This Guarantee benefits to the Beneficiaries and all of their potential transferees and successors in title. (b) Any beneficiary of a transfer of all or part of the rights or rights and obligations of a Beneficiary under the Finance Documents, to which it is a party, shall automatically benefit from this Guarantee, and any reference to that Beneficiary shall then include such beneficiary, which the Guarantor hereby expressly acknowledges and accepts. (c) In the event of a transfer by way of novation in favour of any third party of all or part of the rights and obligations of a Beneficiary under the Finance Documents to which it is a party (the "New Beneficiary"), this Guarantee will pass automatically to the New Beneficiary which is substituted to it, in accordance with the provisions of article 1334 of the French Code civil. 23. GUARANTEE DURATION This Guarantee shall remain in full force and effect until the Guaranteed Obligations have been unconditionally and irrevocably paid and discharged in full. 24. RELEASE Upon the discharge in full of the Guaranteed Obligations as confirmed by the Agent, the Agent shall, acting in the name and on behalf of the Beneficiaries and, at the request and costs of the Guarantor, promptly release (donner mainlevée) the Guarantee. 25. U.S. GUARANTEE LIMITATION Notwithstanding anything to the contrary in any Finance Document, no Loan under this Agreement or under any Finance Document to any U.S. Tax Obligor may be, directly or indirectly: (a) guaranteed by (A) a controlled foreign corporation (as defined in section 957 of the Code) that has as a "United States shareholder" (as defined in Section 951 of the Code) a member of the Group (a "CFC") or (B) an entity substantially all the assets of which consist of equity interests (or equity interests and indebtedness) of one or more CFCs (a "FSHCO") or (C) a direct or indirect subsidiary of a CFC or a FSHCO; (b) secured by any assets of a CFC, FSHCO or a subsidiary of a CFC or a FSHCO (including any CFC or FSHCO equity interests held directly or indirectly by a CFC or a FSHCO); or (c) secured by a pledge or other security interest in excess of 65 per cent. of the total combined voting power of all classes of shares entitled to vote (and in excess of 100 per cent. of the non-voting equity interests) of a first-tier CFC or first-tier FSHCO.

07/19406164_6 73 SECTION 8 REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT 26. REPRESENTATIONS Each Obligor makes the representations set out in this Clause 26 in respect of itself and where representations are indicated to be given in respect of Subsidiaries or Material Subsidiaries, only in respect of its own Subsidiaries or Material Subsidiaries, to each Finance Party on the Signing Date, provided that the representation in Clause 26.18 (Centre of main interests) shall only be made by the Company and Criteo Technology. 26.1 Status (a) It is a corporation, duly incorporated and validly existing under the law of its jurisdiction of incorporation. (b) It and each Material Subsidiary has the power to own its assets and carry on its business as it is being conducted. 26.2 Binding obligations The obligations expressed to be assumed by it in each Finance Document are, subject to any general principles of law limiting its obligations which are specifically referred to in any legal opinion delivered pursuant to Clause 4 (Conditions of Utilisation), legal, valid, binding and enforceable obligations. 26.3 Non-conflict with other obligations The entry into and performance by it of, and the transactions contemplated by, the Finance Documents do not and will not conflict with: (a) any law or regulation applicable to it; (b) its or any of the Material Subsidiaries' constitutional documents; or (c) any agreement or instrument binding upon it or any of the Material Subsidiaries or any of its or any of the Material Subsidiaries' assets. 26.4 Power and authority It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Finance Documents to which it is a party and the transactions contemplated by those Finance Documents. 26.5 Validity and admissibility in evidence All Authorisations required or desirable: (a) to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents to which it is a party; and (b) to make the Finance Documents to which it is a party admissible in evidence in its jurisdiction of incorporation, have been obtained or effected and are in full force and effect.

07/19406164_6 74 26.6 Governing law and enforcement (a) The choice of French law as the governing law of the Finance Documents will be recognised and enforced in its jurisdiction of incorporation. (b) Any judgment obtained in France in relation to a Finance Document will be recognised and enforced in its jurisdiction of incorporation. 26.7 No filing or stamp taxes Under the law of its jurisdiction of incorporation it is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents. 26.8 Deduction of Tax It is not required to make any Tax Deduction (as defined in Clause 13.1 (Definitions)) levied under the laws of France from any payment it may make under any Finance Document to a Lender which is a Qualifying Lender. 26.9 No default (a) No Event of Default is continuing or might reasonably be expected to result from the making of any Utilisation. (b) No other event or circumstance is outstanding which constitutes a default under any other agreement or instrument which is binding on it or any of the Material Subsidiaries or to which its (or any of the Material Subsidiaries') assets are subject which might have a Material Adverse Effect. 26.10 No misleading information (a) Any Transaction Information provided by the Company was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated. (b) The financial projections contained in the Transaction Information have been prepared on the basis of recent historical information and on the basis of reasonable assumptions. (c) Nothing has occurred or been omitted from the Transaction Information and no information has been given or withheld that results in the Transaction Information being untrue or misleading in any material respect. 26.11 Financial statements (a) Its Original Financial Statements were prepared in accordance with the Accounting Principles consistently applied. (b) Its Original Financial Statements fairly represent its financial condition as at the end of the relevant financial year and operations during the relevant financial year (consolidated in the case of the Company). (c) There has been no material adverse change in its business or financial condition or the business or consolidated financial condition of the Group since 31 December 2021.

07/19406164_6 75 26.12 Pari passu ranking Its payment obligations under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally. 26.13 No proceedings pending or threatened No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which, if adversely determined, might reasonably be expected to have a Material Adverse Effect has or have (to the best of its knowledge and belief) been started or threatened against it or any of the Material Subsidiaries. 26.14 Investment company status Neither it nor any of its Subsidiaries is an "investment company" as defined in, or subject to regulation under, the U.S. Investment Company Act of 1940, as amended. 26.15 Federal Reserve Regulations Neither it nor any of its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock (within the meaning of Regulation U of the Board of Governors), or extending credit for the purpose of purchasing or carrying Margin Stock. No part of the proceeds of any Loan will be used, directly or indirectly, for any purpose that entails a violation of any of the regulations of the Board of Governors of the U.S. Federal Reserve System, including Regulations T, U and X. 26.16 ERISA liabilities No ERISA Events have occurred or are reasonably expected to occur that would, in the aggregate, reasonably be expected to result in a Material Adverse Effect. The excess of the present value of all accumulated benefit obligations (i) of all underfunded Plans and (ii) under each Plan (based on the assumptions used for purposes of Accounting Standards Codification Topic 715) over the fair value of the assets of such Plan, as of the date of the most recent financial statements reflecting such amounts, did not, and could not reasonably be expected to, result in a Material Adverse Effect. Each Plan that is intended to qualify under Section 401(a) of the Code is so qualified except for non-compliance which could not reasonably be expected to result in a Material Adverse Effect. 26.17 Sanctions, anti-money laundering and anti-corruption laws (a) No member of the Group nor, to the best of its knowledge and belief, any member of the Group's directors, officers or employees (in each case, in their capacity as such) is a Sanctioned Person. (b) No member of the Group is incorporated or resident in a country which is subject to comprehensive countrywide Sanctions. (c) No member of the Group nor, to the best of its knowledge and belief, any of their directors, officers or employees (in each case, in their capacity as such) has engaged in any activity or conducts business which would violate any applicable anti-bribery, anti-corruption or anti-money laundering laws, regulations or rules in any material respect in any applicable jurisdiction. 26.18 Centre of main interests Its centre of main interests (as that term is used in article 3 1. of Regulation (EU) 2015/848 of the European Parliament and of the Council of 20 May 2015 on insolvency proceedings (recast) (the "Regulation (recast)")) is situated in its jurisdiction of incorporation and it has no establishment

07/19406164_6 76 (as that term is used in article 2, point (10) of the Regulation (recast)) in any jurisdiction other than its jurisdiction of incorporation 26.19 Repetition The Repeating Representations are deemed to be made by each Obligor by reference to the facts and circumstances then existing on the date of each Utilisation Request and the first day of each Interest Period. 27. INFORMATION UNDERTAKINGS The undertakings in this Clause 27 remain in force from the Signing Date for so long as any amount is outstanding under the Finance Documents or any Commitment is in force. 27.1 Financial statements The Company shall supply to the Agent: (a) as soon as the same become available, but in any event within 90 days after the end of each of its financial years, its annual audited consolidated financial statements for that financial year; (b) as soon as the same become available, but in any event within 180 days after the end of each of its financial years, its audited annual unconsolidated financial statements for that financial year, together with the unaudited annual unconsolidated financial statements for that financial year of each other Borrower (unless audited annual unconsolidated financial statements for that financial year are available for such other Borrower, in which case they shall be supplied in lieu of the unaudited annual unconsolidated financial statements) and each Material Subsidiary; (c) as soon as the same become available, but in any event within 90 days after the end of each of its financial half-years, its half yearly consolidated financial statements; and (d) as soon as the same become available, but in any event within 90 days after the end of each of its financial quarters, its quarterly consolidated financial statements. 27.2 Ratio Compliance Certificate (a) The Company shall supply to the Agent, with each set of financial statements delivered pursuant to paragraphs (a) and (c) of Clause 27.1 (Financial statements), a Ratio Compliance Certificate setting out (in reasonable detail) computations as to compliance with Clause 28 (Financial Covenant) as at the date as at which those financial statements were drawn up. (b) Each Ratio Compliance Certificate shall be signed by the Chief Financial Officer of the Company or any duly authorised signatory or legal representative of the Company and, in the case of the annual audited consolidated financial statements delivered pursuant to paragraph (a) of Clause 27.1 (Financial statements), shall be delivered together with a statutory auditor's attestation on the financial information provided issued by the Company's auditors. (c) The Company shall supply to the Agent a list of its Material Subsidiaries with each Ratio Compliance Certificate delivered with the annual audited consolidated financial statements delivered pursuant to paragraph (a) of Clause 27.1 (Financial statements).

07/19406164_6 77 (d) The Company shall, prior to 31 March of each year, provide to the Agent a provisional budget for the Group for that year. 27.3 Requirements as to financial statements (a) Each set of financial statements delivered by the Company pursuant to Clause 27.1 (Financial statements) shall be certified by a duly authorised signatory or legal representative of the Company as fairly representing its financial condition as at the date as at which those financial statements were drawn up. (b) The Company shall procure that each set of financial statements delivered pursuant to Clause 27.1 (Financial statements) in respect of each period ending after 31 December 2021, is prepared using the Accounting Principles, accounting practices and financial reference periods consistent with those applied in the preparation of the Original Financial Statements unless, in relation to any set of financial statements, it notifies the Agent that there has been a change in the Accounting Principles, the accounting practices or reference periods and its auditors deliver to the Agent: (i) a description of any change necessary for those financial statements to reflect the Accounting Principles, accounting practices and reference periods upon which the Original Financial Statements were prepared; and (ii) sufficient information, in form and substance as may be reasonably required by the Agent, to enable the Lenders to determine whether Clause 28 (Financial Covenant) has been complied with and make an accurate comparison between the financial position indicated in those financial statements and the Original Financial Statements. Any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared. 27.4 Information: miscellaneous The Company shall supply to the Agent: (a) all documents dispatched by the Company to its shareholders (or any class of them) or its creditors generally at the same time as they are dispatched (provided that the Company shall not be required to disclose any such information to the extent that such disclosure would breach any law or regulation applicable to it); (b) promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against any member of the Group, and which might, if adversely determined, have a Material Adverse Effect; and (c) promptly, such further information regarding the financial condition, business and operations of any member of the Group as any Finance Party (through the Agent) may reasonably request, but only to the extent that such delivery would not constitute a breach by the Company of any applicable stock exchange rules if the Company does not wish to make such information public knowledge.

07/19406164_6 78 27.5 Notification of default (a) Each Borrower shall notify the Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Borrower is aware that a notification has already been provided by another Borrower). (b) Promptly upon a request by the Agent, the Company shall supply to the Agent a certificate signed by two of its authorised signatories or senior officers on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it). 27.6 Use of websites (a) The obligations of the Company to deliver the information referred to in Clause 27.1 (Financial statements) and paragraphs (a) and (b) of Clause 27.4 above shall be deemed satisfied if the Company posts the relevant information to the Company's public website and, for Clause 27.1 (Financial statements) and paragraph (b) of Clause 27.4, notifies the Agent that it has done so. (b) Without prejudice to the provisions of paragraph (a), the Company may satisfy its obligation under this Agreement to deliver any information in relation to those Lenders (the "Website Lenders") who accept this method of communication by posting this information onto an electronic website designated by the Company and the Agent (the "Designated Website") if: (i) the Agent expressly agrees (after consultation with each of the Lenders) that it will accept communication of the information by this method; (ii) both the Company and the Agent are aware of the address of and any relevant password specifications for the Designated Website; and (iii) the information is in a format previously agreed between the Company and the Agent. If any Lender (a "Paper Form Lender") does not agree to the delivery of information electronically then the Agent shall notify the Company accordingly and the Company shall supply the information to the Agent (in sufficient copies for each Paper Form Lender) in paper form. In any event the Company shall supply the Agent with at least one copy in paper form of any information required to be provided by it. (c) The Agent shall supply each Website Lender with the address of and any relevant password specifications for the Designated Website following designation of that website by the Company and the Agent. (d) The Company shall promptly upon becoming aware of its occurrence notify the Agent if: (i) the Designated Website cannot be accessed due to technical failure; (ii) the password specifications for the Designated Website change; (iii) any new information which is required to be provided under this Agreement is posted onto the Designated Website; (iv) any existing information which has been provided under this Agreement and posted onto the Designated Website is amended; or

07/19406164_6 79 (v) the Company becomes aware that the Designated Website or any information posted onto the Designated Website is or has been infected by any electronic virus or similar software. If the Company notifies the Agent under paragraph (d)(i) or paragraph (d)(v) above, all information to be provided by the Company under this Agreement after the date of that notice shall be supplied in paper form unless and until the Agent and each Website Lender is satisfied that the circumstances giving rise to the notification are no longer continuing. (e) Any Website Lender may request, through the Agent, one paper copy of any information required to be provided under this Agreement which is posted onto the Designated Website. The Company shall comply with any such request within 10 Business Days. 27.7 "Know your customer" checks (a) If: (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the Signing Date; (ii) any change in the status of an Obligor (or a Holding Company of an Obligor) after the Signing Date; or (iii) a proposed transfer by a Lender of any of its rights or its rights and obligations under this Agreement to a party that is not a Lender prior to such transfer, obliges the Agent or any Lender (or, in the case of paragraph (iii) above, any prospective new Lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, each Obligor shall promptly upon the request of the Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any Lender) or any Lender (for itself or, in the case of the event described in paragraph (iii) above, on behalf of any prospective new Lender) in order for the Agent, such Lender or, in the case of the event described in paragraph (iii) above, any prospective new Lender to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents. (b) Each Lender shall promptly upon the request of the Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself) in order for the Agent to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents. 27.8 ERISA The Company will furnish to the Agent prompt written notice of the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect.

07/19406164_6 80 28. FINANCIAL COVENANT 28.1 Financial definitions "Adjusted Consolidated EBITDA" means consolidated earnings before financial income (expense), income taxes, depreciation and amortization, adjusted to eliminate the impact of equity awards compensation expense, pension service costs, restructuring and transformation costs (provided that such deduction in respect of restructuring and transformation costs shall not exceed an amount equal to 15 per cent. of Adjusted Consolidated EBITDA calculated (without taking into account this cap) immediately prior to such adjustment), acquisition-related costs and deferred price consideration, calculated using the same calculation methods, accounting principles and scope as those used for the Group's annual financial statements published in respect of the financial year ending in 2021. "Borrowings" means, at any time, the aggregate outstanding principal, capital or nominal amount (and any fixed or minimum premium payable on prepayment or redemption) of any indebtedness of members of the Group for or in respect of: (a) moneys borrowed and debit balances at banks or other financial institutions; (b) loans or credits granted by a shareholder or any corporate entity (in each case which is not a member of the group) which is neither a bank nor a financial institution, unless subordinated to the Facility; (c) any acceptances under any acceptance credit or bill discount facility (or dematerialised equivalent); (d) any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument; (e) any Finance Lease; (f) receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis); (g) any counter-indemnity obligation in respect of a guarantee, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution in respect of an underlying liability of an entity which is not a member of the Group which liability would fall within one of the other paragraphs of this definition; (h) any amount of any liability under an advance or deferred purchase agreement if (i) one of the primary reasons behind the entry into the agreement is to raise finance or to finance the acquisition or construction of the asset or service in question or (ii) the agreement is in respect of the supply of assets or services and payment is due more than 180 days after the date of supply; (i) any amount raised under any other transaction (including any forward sale or purchase agreement, sale and sale back or sale and leaseback agreement) having the commercial effect of a borrowing or otherwise classified as borrowings under the Accounting Principles; and

07/19406164_6 81 (j) (without double counting) the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (i) above. "Cash" means, at any time, cash as defined under U.S. GAAP – ASC 230 Statement of Cash Flows ("ASC 230"). "Cash Equivalent Investments" means at any time all investments classified as so under ASC 230, and also including: (a) term deposits and time deposits of any maturity provided that the invested amount can be repayable within no more than 45 days after the relevant date of calculation; (b) certificates of deposit maturing within one year after the relevant date of calculation; (c) any investment in marketable debt obligations issued or guaranteed by the government of the United States of America, the United Kingdom, any member state of the European Economic Area or any Participating Member State or by any instrumentality or agency of any of them having an equivalent credit rating, maturing within 12 months after the relevant date of calculation, not convertible or exchangeable to any other security, and which has a credit rating of either A or higher by Standard & Poor's Rating Services or A or higher by Fitch Ratings Ltd or A2 or higher by Moody's Investors Services Limited; (d) any investment in money market funds which (i) have a credit rating of either A-1 or higher by Standard & Poor's Rating Services or F1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody's Investors Service Limited, (ii) which invest substantially all their assets in securities of the types described in paragraphs (a) to (c) (inclusive) above and (iii) can be turned into cash on not more than 30 days' notice; and (e) any other debt security approved by all the Lenders. "Consolidated Total Net Debt" means, at any time, the aggregate amount of all financial obligations of members of the Group for or in respect of Borrowings at that time but: (a) excluding any such obligations to any other member of the Group; (b) including, in the case of Finance Leases only, their capitalised value; and (c) deducting the aggregate amount of Cash and Cash Equivalent Investments held by any member of the Group at that time, and so that no amount shall be included or excluded more than once. "Contribution ex-Tac" means the amount calculated by deducting traffic acquisition costs (TAC) from revenue and reconciled to gross profit through the exclusion of other cost of revenue. "Finance Lease" means any lease or hire purchase contract which would, in accordance with US GAAP as at the date of this Agreement, be treated as a finance or capital lease. "Leverage" means, in respect of any Relevant Period, the ratio of Consolidated Total Net Debt on the last day of that Relevant Period to Adjusted Consolidated EBITDA in respect of that Relevant Period. "Relevant Period" means each period of 12 months ending on or about the last day of the relevant financial year or financial half-year (as the case may be) of the Group.

07/19406164_6 82 28.2 Leverage The Company shall ensure that Leverage in respect of any Relevant Period shall be lower than 3.0x. 28.3 Financial testing Leverage shall be calculated in accordance with the Accounting Principles and tested semi- annually by reference to the Company's financial statements and Ratio Compliance Certificates delivered pursuant to paragraphs (a) and (c) of Clause 27.1 (Financial statements) and Clause 27.2 (Ratio Compliance Certificate). 29. GENERAL UNDERTAKINGS The undertakings in this Clause 29 remain in force from the Signing Date for so long as any amount is outstanding under the Finance Documents or any Commitment is in force. 29.1 Authorisations Each Obligor shall promptly: (a) obtain, comply with and do all that is necessary to maintain in full force and effect; and (b) supply certified copies to the Agent of, any Authorisation required under any law or regulation of its jurisdiction of incorporation to enable it to perform its obligations under the Finance Documents and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of any Finance Document. 29.2 Compliance with laws Each Obligor shall comply in all respects with all laws to which it may be subject, if failure so to comply would materially impair its ability to perform its obligations under the Finance Documents. 29.3 Pari passu ranking Each Obligor shall ensure that at all times any unsecured and unsubordinated claims of a Finance Party against it under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies. 29.4 Negative pledge In this Clause 29.4, "Quasi-Security" means an arrangement or transaction described in paragraph (b) below. (a) No Obligor shall (and the Company shall ensure that no other member of the Group will) create or permit to subsist any Security over any of its assets. (b) No Obligor shall (and the Company shall ensure that no other member of the Group will): (i) sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by an Obligor or any other member of the Group; (ii) sell, transfer or otherwise dispose of any of its receivables on recourse terms;

07/19406164_6 83 (iii) enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or (iv) enter into any other preferential arrangement having a similar effect, in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset. (c) Paragraphs (a) and (b) above do not apply to any Permitted Security granted by any member of the Group. 29.5 Disposals (a) No Obligor shall (and the Company shall ensure that no other member of the Group will), enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any asset. (b) Paragraph (a) above does not apply to any Permitted Disposal carried out by any member of the Group. 29.6 Merger (a) No Obligor shall (and the Company shall ensure that no Material Subsidiary will) enter into any amalgamation, demerger, merger or corporate reconstruction. (b) Paragraph (a) above does not apply to: (i) any sale, lease, transfer or other disposal permitted pursuant to Clause 29.5 (Disposals). (ii) in relation to a Borrower, any amalgamation or merger where a Borrower is the surviving entity or the beneficiary of the relevant contributions; or (iii) in relation to any Material Subsidiary: (1) any amalgamation or merger with another member of the Group or any amalgamation or merger made for the purposes of effecting an acquisition (in which case, for the avoidance of doubt, if the Material Subsidiary is not the surviving entity, the surviving entity will be deemed to be a Material Subsidiary immediately after completion of the merger); and (2) any other amalgamation or merger where such Material Subsidiary is the surviving entity or the beneficiary of the relevant contributions, and provided that, in each case, (1) no Default or Event of Default will result from such transaction (but without prejudice to the provisions of Clause 30.14 (Clean-up period)), and (2) such transaction does not have or is not likely to have a Material Adverse Effect. 29.7 Change of business The Company shall procure that no substantial change is made to the general nature of the business of the Company or the Group as a whole from that carried on at the Signing Date. 29.8 Sanctions, anti-money laundering and anti-corruption laws (a) No Obligor shall (and the Company shall ensure that no other member of the Group will): (i) directly or, to its knowledge, indirectly, use, lend, make payments of, or otherwise make available, all or any part of the proceeds of the Facility:

07/19406164_6 84 (A) in connection with any trade, business or other activities with or for the benefit of any Sanctioned Person or any person located or resident in, or incorporated or organised under the laws of a country that is the target of countrywide Sanctions; or (B) to fund or facilitate any activity thar would at that time be in breach of applicable Sanctions (other than where such action is a Sanctions Permitted Action); or (C) in any other manner which would result in a Finance Party being in breach of any Sanctions (either published or available to the relevant Obligor), applicable to that Finance Party; or (ii) use any revenue or benefit derived from any activity or dealing with a Sanctioned Person or any person located or resident in, or incorporated or organised under the laws of a country that is the target of countrywide Sanctions, to discharge any obligation due to a Finance Party unless at the relevant time: (A) (1) such activity or dealing would be legal for the relevant Obligor or member of the Group to undertake under then-applicable Sanctions; (2) such activity or dealing would be legal for any Lender to finance under then-applicable Sanctions; and (3) such activity or dealing would not cause any Finance Party to breach then-applicable Sanctions; or (B) such activity or dealing is otherwise a Sanctions Permitted Action. (b) Each Obligor shall (and it shall ensure that each other member of the Group will) provide to the Agent details of any claim, action, suit, proceedings or investigation against it with respect to Sanctions by any Sanctions Authority, to the extent permitted by law and to the extent not prohibited by any confidentiality restrictions imposed by any Sanctions Authority, promptly upon becoming aware of them. (c) No Obligor shall (and the Company shall ensure that no other member of the Group will) directly or indirectly use the proceeds of the Facility for any purpose which would breach any applicable anti-money laundering or anti-corruption laws. (d) Each Obligor shall (and the Company shall ensure that each other member of the Group will) conduct its businesses in compliance with applicable anti-corruption laws. (e) Any provision of this Clause 29.8 or Clause 26.17 (Sanctions, anti-money laundering and anti- corruption laws) shall not apply to or in favour of any person if and to the extent that it would result in a breach, by or in respect of that person, of any applicable Blocking Law. (f) For the purposes of this Clause 29.8 and Clause 26.17 (Sanctions, anti-money laundering and anti-corruption laws), "Blocking Law" means: (i) any provision of Council Regulation (EC) No 2271/1996 of 22 November 1996 (or any law or regulation implementing such Regulation in any member state of the European Union);

07/19406164_6 85 (ii) any provision of Council Regulation (EC) No 2271/1996 of 22 November 1996, as it forms part of domestic law of the United Kingdom by virtue of the European Union (Withdrawal) Act 2018; or (iii) section 7 of the German Foreign Trade Regulation (Außenwirtschaftsverordnung). 29.9 Financial Indebtedness (a) Except as permitted under paragraph (b) below, no Obligor shall (and the Company shall ensure that no other member of the Group will) incur or allow to remain outstanding any Financial Indebtedness. (b) Paragraph (a) above does not apply to Financial Indebtedness which is Permitted Financial Indebtedness. 29.10 No Guarantees or indemnities (a) Except as permitted under paragraph (b) below, no Obligor shall (and the Company shall ensure that no other member of the Group will) incur or allow to remain outstanding any guarantee in respect of any obligation of any person. (b) Paragraph (a) above does not apply to a guarantee which is a Permitted Guarantee. 29.11 Distributions – share redemption The Company shall not: (a) declare, make or pay any dividend, charge, fee or other distribution (whether in cash or in kind) on or in respect of its share capital; (b) repay or distribute any dividend or share premium reserve; or (c) redeem, repurchase or repay any of its share capital or resolve to do so, if, at the time of the relevant distribution, redemption, repurchase or repayment Leverage exceeds (or would exceed, as a result thereof) a ratio of 2.0x, other than any redemption or repurchase of shares made: (i) with a view to applying such shares in payment or in exchange for assets acquired by the Company in the context of an acquisition of shares or businesses (opération de croissance externe), merger (fusion), division (scission) or contribution (apport) provided that (x) the shares so redeemed or repurchased do not exceed, in aggregate five per cent. of the total share capital of the Company as set forth in article L.225-209-2 of the French Code de commerce, and (y) the contemplated acquisition of shares or businesses (opération de croissance externe), merger (fusion), division (scission) or contribution (apport) is not prohibited under this Agreement; or (ii) with a view to distribute such shares in connection with a share incentive scheme or stock option in accordance with paragraph (m) of the definition of "Permitted Disposal" and article L.225-208 or L.225-209-2 of the French Code de commerce or otherwise,

07/19406164_6 86 and provided further that the Company shall be permitted to cancel shares and reduce its share capital where permitted or required to do so by article L.225-209-2 or L.225-214 of the French Code de commerce or where otherwise required to do so by law. 29.12 Intellectual Property Each Obligor shall (and the Company shall procure that its Material Subsidiaries will) preserve and maintain the subsistence and validity of the Intellectual Property necessary for its business. 29.13 Joint Ventures (a) Except as permitted under paragraph (b) below, no Obligor shall (and the Company shall ensure that no other member of the Group will) enter into, invest in or acquire (or agree to acquire) any shares, stocks, securities or other interest in any Joint Venture. (b) Paragraph (a) above does not apply to any acquisition of (or agreement to acquire) any interest in a Joint Venture if such transaction is a Permitted Joint Venture. 29.14 Acquisitions financed by the Facility If the proceeds of a Loan are used to finance (in whole or in part) the acquisition of shares or a business by any member of the Group, the following conditions shall apply: (a) the target is engaged in a business that is similar or complementary to that carried on by the Group; (b) no Default is continuing on the closing date for the acquisition or would occur as a result of the acquisition; (c) if the proceeds of the Facility are used to finance the acquisition of shares, the Obligor or the relevant member of the Group making the acquisition will hold at least 50.01 per cent. of the issued shares and voting rights of the acquired entity; (d) the acquired entity is incorporated with limited liability or held through an entity with limited liability newly incorporated for the purpose of completing the proposed acquisition; (e) if the amount of the Acquisition Drawdown used to finance such acquisition exceeds two thirds of the Total Commitments, copies of any third party legal, financial or tax due diligence reports, to the extent commissioned by the Group or delivered by the vendor for the purpose of the acquisition, shall be delivered to the Agent (subject to the Agent and the other Finance Parties signing any required release, confidentiality, hold harmless or other similar letters) for information only and without reliance; and (f) if the amount of the Acquisition Drawdown used to finance such acquisition exceeds €110,000,000, the Company shall deliver to the Agent prior to the contemplated acquisition a certificate setting out the Leverage calculated on the last date of the financial quarter immediately preceding the relevant acquisition for which financial accounts of the Company have been published, provided that such Leverage re-calculated on a pro forma basis must be less than or equal to 2.75x. 29.15 Holding of the Guaranteed Borrowers The Company shall hold at any time directly or indirectly at least 90 per cent. of the shares and voting rights of each Guaranteed Borrower.

07/19406164_6 87 29.16 Investment Company No Obligor or any of its Subsidiaries will, either by act or omission, become an "investment company", or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the U.S. Investment Company Act of 1940, as amended. 29.17 Federal Reserve Regulations Each Obligor will use the Facility without violating Regulations T, U and X. 30. EVENTS OF DEFAULT Each of the events or circumstances set out in this Clause 30 is an Event of Default (save for Clauses 30.12 (Acceleration), 30.13 (Automatic acceleration) and 30.14 (Clean-up period)). 30.1 Non-payment An Obligor does not pay on the due date any amount payable pursuant to a Finance Document (except an amount the non-payment of which requires the relevant Borrower to make a prepayment under Clause 8.9 (Mandatory prepayment and cancellation in relation to a single Lender)) at the place and in the currency in which it is expressed to be payable unless: (a) its failure to pay is caused by: (i) administrative or technical error; or (ii) a Disruption Event; and (b) payment is made within five Business Days of its due date. 30.2 Financial covenants Any requirement of Clause 28 (Financial Covenant) is not satisfied. 30.3 Other obligations (a) An Obligor does not comply with any provision of the Finance Documents (other than those referred to in Clause 30.1 (Non-payment) and Clause 30.2 (Financial covenants)). (b) No Event of Default under paragraph (a) above will occur: (i) if the failure to comply is capable of remedy and is remedied within 15 Business Days of the earlier of: (A) the Agent giving notice to the Company or the relevant Obligor; and (B) the Company or the relevant Obligor becoming aware of the failure to comply; provided that this paragraph (b)(i) shall not apply to any Event of Default which arises as a result of non-compliance with Clause 29.8 (Sanctions, anti-money laundering and anti- corruption laws), in respect of which such 15 Business Day remedy period shall not apply; or (ii) by failure to comply with any provisions of Clause 9.8 (Sustainability Margin Adjustments) to Clause 9.11 (Sustainability provisions). 30.4 Misrepresentation (a) Any representation or statement made or deemed to be made by an Obligor in the Finance Documents or any other document delivered by or on behalf of any Obligor under or in connection

07/19406164_6 88 with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made. (b) No Event of Default under paragraph (a) above will occur if the facts and circumstances causing the relevant misrepresentation are capable of remedy and are remedied within 15 Business Days of the earlier of: (i) the Agent giving notice to the Company or the relevant Obligor; and (ii) the Company or the relevant Obligor becoming aware of the misrepresentation, provided that this paragraph (b) shall not apply to any misrepresentation in respect of Clause 26.17 (Sanctions, anti-money laundering and anti-corruption laws), in respect of which such 15 Business Day remedy period shall not apply. 30.5 Cross default (a) Any Financial Indebtedness of an Obligor or any Material Subsidiary is not paid when due nor within any originally applicable grace period. (b) Any Financial Indebtedness of an Obligor or any Material Subsidiary is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described). (c) Any commitment for any Financial Indebtedness of an Obligor or any Material Subsidiary is cancelled or suspended by a creditor of the Company or any Material Subsidiary as a result of an event of default (however described). (d) Any creditor of an Obligor or any Material Subsidiary becomes entitled to declare any Financial Indebtedness of an Obligor or any Material Subsidiary due and payable prior to its specified maturity as a result of an event of default (however described). (e) No Event of Default will occur under this Clause 30.5 if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (d) above is less than EUR 5,000,000 (or its equivalent in any other currency or currencies). 30.6 Insolvency (a) An Obligor or any Material Subsidiary: (i) is unable or admits inability to pay its debts as they fall due; (ii) suspends making payments on any of its debts; or (iii) by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding any Finance Party in its capacity as such) with a view to rescheduling any of its indebtedness. (b) An Obligor or any Material Subsidiary which conducts business in France is in a state of cessation des paiements, or becomes insolvent for the purpose of any insolvency law. (c) A moratorium is declared in respect of any indebtedness of any Obligor or any Material Subsidiary. 30.7 Insolvency proceedings (a) Any corporate action, legal proceedings or other procedure or step is taken in relation to:

07/19406164_6 89 (i) the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, the opening of proceedings for sauvegarde (including, for the avoidance of doubt, sauvegarde accélérée), redressement judiciaire or liquidation judiciaire or reorganisation (in the context of a mandat ad hoc or of a conciliation or otherwise) or administration of an Obligor or any Material Subsidiary other than a solvent liquidation or reorganisation of any Material Subsidiary which is not prohibited under this Agreement; (ii) a composition, compromise, assignment or arrangement with any creditor of an Obligor or any Material Subsidiary; (iii) the appointment of a liquidator (other than in respect of a solvent liquidation of any Material Subsidiary to the extent it is not prohibited under this Agreement), receiver, administrator, administrative receiver, provisional administrator, mandataire ad hoc, conciliateur or other similar officer in respect of an Obligor or any Material Subsidiary or any of their assets; (iv) enforcement of any Security over any assets of an Obligor or any Material Subsidiary ; or (v) any analogous procedure or step is taken in any jurisdiction. (b) An Obligor or any Material Subsidiary applies for mandat ad hoc or conciliation in accordance with articles L.611-3 to L.611-15 of the French Code de commerce. (c) A judgement opening proceedings for sauvegarde (including, for the avoidance of doubt, sauvegarde accélérée), redressement judiciaire or liquidation judiciaire or ordering a cession totale ou partielle de l'entreprise is entered in relation to an Obligor or any Material Subsidiary under articles L.620-1 to L.670-8 of the French Code de commerce. (d) Any procedure, judgment or step is taken in any jurisdiction which has effects similar to those referred to in paragraphs (a), (b) and (c) above. (e) This Clause 30.7 shall not apply to any redressement judiciaire or liquidation judiciaire petition which is frivolous or vexatious and is discharged, stayed or dismissed within 45 days of commencement. (f) In respect of Criteo Corp.: (i) the filling of an involuntary proceeding in a court of competent jurisdiction in the United States seeking relief under U.S. Bankruptcy Law in respect of Criteo Corp. and either such proceeding shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered or Criteo Corp. shall consent to the institution of, or fail to contest in a timely and appropriate manner, any such involuntary proceeding; or (ii) the filing of a voluntarily petition by Criteo Corp. under U.S. Bankruptcy Law. 30.8 Creditors' process Any of the enforcement proceedings provided for in the French Code des Procédures Civiles d'Exécution, or any expropriation, attachment, sequestration, distress or execution affects any asset or assets of an Obligor or any Material Subsidiary having an aggregate value in excess of EUR 5,000,000 and is not discharged within 45 days.

07/19406164_6 90 30.9 Unlawfulness Except as provided in Clause 8.9 (Mandatory prepayment and cancellation in relation to a single Lender), it is or becomes unlawful for an Obligor to perform any of its obligations under the Finance Documents. 30.10 Audit qualification The Company's auditors qualify the audited annual consolidated financial statements of the Company, where that qualification is in terms or as to issues which would reasonably be expected to be, whether individually or cumulatively, materially adverse to the interests of the Lenders under the Finance Documents. 30.11 Material adverse change Any event or circumstance occurs which the Majority Lenders reasonably believe has or is reasonably likely to have a Material Adverse Effect. 30.12 Acceleration Without prejudice to the provisions of Clause 30.13 (Automatic acceleration) hereof, on and at any time after the occurrence of an Event of Default which is continuing the Agent may without mise en demeure or any other judicial or extra judicial step, and shall if so directed by the Majority Lenders, by notice to the Company but subject to the mandatory provisions of articles L.611-16 and L.620-1 to L.670-8 of the French Code de commerce: (a) cancel the Total Commitments whereupon they shall immediately be cancelled; and/or (b) declare that all or part of the Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable. 30.13 Automatic acceleration If an Event of Default under paragraph (f)(i) or (f)(ii) of Clause 30.7 (Insolvency proceedings) shall occur in a U.S. court of competent jurisdiction (an "Automatic Acceleration Event") in respect of Criteo Corp., then (i) the Total Commitments shall automatically cease to be available to Criteo Corp., and (ii) all principal of the Loans and other Utilisations then outstanding, together with all accrued interest thereon, and all fees and other obligations in each case of Criteo Corp. accrued under the Finance Documents then outstanding shall become immediately due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are expressly waived by Criteo Corp. 30.14 Clean-up period (a) Notwithstanding any other provisions of any Finance Document: (i) any Default or Event of Default relating to any shares or business acquired by any member of the Group (a "Target Acquisition") existing on the date of completion of the relevant Target Acquisition (other than, for targets which become Material Subsidiaries, any Default arising under Clauses 30.6 (Insolvency) or 30.7 (Insolvency proceedings)); or (ii) any Default arising under Clause 30.5 (Cross default) as a result of the relevant Target Acquisition, will be deemed not to be a Default or an Event of Default (as the case may be) if:

07/19406164_6 91 (A) it would have been (if it were not for this provision) a Default or an Event of Default (as the case may be) only by reason of circumstances relating exclusively to the company whose shares are acquired or its subsidiaries or the business acquired (or any obligation to procure or ensure in relation to the company whose shares are acquired or its subsidiaries or the business acquired); (B) it is capable of remedy and reasonable steps are being taken to remedy it; and (C) the circumstances giving rise to it have not been procured by or approved by that member of the Group. (b) If the relevant circumstances are continuing after the expiry of a cure period of 90 calendar days following the date of completion of the relevant Target Acquisition, there shall be a Default or Event of Default, as the case may be, notwithstanding the above (and without prejudice to the rights and remedies of the Finance Parties).

07/19406164_6 92 SECTION 9 CHANGES TO PARTIES 31. CHANGES TO THE LENDERS 31.1 Transfers by the Lenders (a) Subject to this Clause 31, a Lender (the "Existing Lender") may transfer any of its rights (including such as relate to that Lender's participation in each Loan) or its rights and obligations, to another bank or financial institution (the "New Lender"). (b) The consent of the Finance Parties is hereby given to a transfer by an Existing Lender to a New Lender. 31.2 Conditions of transfer (a) The consent of the Company is required for a transfer by an Existing Lender, provided that the Company hereby consents to a transfer: (i) to another Lender or an Affiliate of a Lender; or (ii) made at a time when an Event of Default is continuing. Notwithstanding the above, no transfer, sub-participation or subcontracting in relation to a Utilisation and/or Commitment may be effected to a New Lender incorporated or acting through a Facility Office situated in a Non-Cooperative Jurisdiction without the prior consent of the Company, which shall not be unreasonably withheld or delayed. (b) The consent of the Company to a transfer must not be unreasonably withheld or delayed. The Company will be deemed to have given its consent five Business Days after the Existing Lender has requested it unless consent is expressly refused by the Company within that time. (c) Subject to any applicable laws and regulations regarding procedures for specific transfer, a transfer will only be effective if the procedure set out in Clause 31.5 (Procedure for Transfer) is complied with and such transfer is recorded in the Register as set out in Clause 31.6 (The Register). (d) If: (i) a Lender transfers any of its rights or rights and obligations under the Finance Documents or changes its Facility Office; and (ii) as a result of circumstances existing at the date the transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 13 (Tax Gross up and Indemnities) or Clause 14 (Increased Costs), then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the transfer or change had not occurred. (e) Each New Lender, by executing the relevant Transfer Agreement, confirms, for the avoidance of doubt, that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this

07/19406164_6 93 Agreement on or prior to the date on which the transfer becomes effective and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender. (f) Notwithstanding above, no transfer of an interest in a Loan or Commitment hereunder shall be effective unless and until recorded in the Register as set out in Clause 31.6 (The Register). 31.3 Transfer fee The New Lender shall, on the date upon which a transfer takes effect, pay to the Agent (for its own account) a fee of 4,000 EUR. 31.4 Limitation of responsibility of Existing Lenders (a) Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for: (i) the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents; (ii) the financial condition of any Obligor; (iii) the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; (iv) the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document; or (v) the existence of any transferred rights or receivables or their accessories, and any representations or warranties implied by law are excluded. (b) Each New Lender confirms to the Existing Lender and the other Finance Parties that it: (i) has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Finance Document; and (ii) will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force. (c) Nothing in any Finance Document obliges an Existing Lender to: (i) accept a re-transfer from a New Lender of any of the rights or rights and obligations transferred under this Clause 31; or (ii) support any losses directly or indirectly incurred by the New Lender by reason of the non- performance by any Obligor of its obligations under the Finance Documents or otherwise. 31.5 Procedure for Transfer (a) Subject to the conditions set out in Clause 31.2 (Conditions of transfer) and subject to any applicable laws and regulations regarding procedures for specific transfer, a transfer of rights or rights and obligations is effected in accordance with paragraph (c) below when the Agent executes an otherwise duly completed Transfer Agreement delivered to it by the Existing Lender and the New Lender. The Agent shall, subject to paragraph (b) below, as soon as reasonably practicable

07/19406164_6 94 after receipt by it of a duly completed Transfer Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Agreement. (b) The Agent shall only be obliged to execute a Transfer Agreement delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the transfer to such New Lender. (c) Subject to Clause 31.9 (Pro rata interest settlement), as from the Transfer Date: (i) to the extent that in the Transfer Agreement the Existing Lender seeks to transfer its rights and its obligations under the Finance Documents, the Existing Lender shall be discharged to the extent provided for in the Transfer Agreement from further obligations towards each of the Obligors and the other Finance Parties under the Finance Documents and each Obligor and the other Finance Parties hereby consent to such discharge; (ii) the rights or rights and obligations of the Existing Lender with respect to the Obligors shall be transferred to the New Lender, to the extent provided for in the Transfer Agreement; (iii) the Agent, the Arrangers, the Sustainability Coordinators, the New Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have had had the New Lender been an Original Lender with the rights or rights and obligations acquired or assumed by it as a result of the transfer and to that extent the Agent, the Arrangers, the Sustainability Coordinators and the Existing Lender shall each be released from further obligations to each other under the Finance Documents; and (iv) the New Lender shall become a Party as a "Lender". 31.6 The Register The Agent, acting solely for this purpose as a non-fiduciary agent of the Obligors (and to the extent necessary for the Facility to be considered as being in registered form for U.S. federal income tax purposes), shall maintain at one of its offices a copy of each Transfer Agreement delivered to it and a register (the "Register") for the recordation of the names and addresses of each Lender and the Commitments of and obligations owing to each Lender. Without limitation of any other provision of this Clause 31 (Changes to the Lenders), no transfer of an interest in a Loan or Commitment hereunder shall be effective unless and until recorded in the Register. The entries in the Register shall be conclusive absent manifest error and each Obligor, the Agent and each Lender shall treat each person whose name is recorded in the Register as a Lender notwithstanding any notice to the contrary. The Register shall be available for inspection by each Obligor at any reasonable time and from time to time upon reasonable prior notice. This Clause 31.6 shall be construed so that the Facility is at all times maintained in "registered form" within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury regulations.

07/19406164_6 95 31.7 Copy of Transfer Agreement or Increase Confirmation to the Company The Agent shall, as soon as reasonably practicable after it has executed a Transfer Agreement or Increase Confirmation, send to the Company a copy of that Transfer Agreement or Increase Confirmation. 31.8 Security over Lenders' rights (a) In addition to the other rights provided to Lenders under this Clause 31, each Lender may without consulting with or obtaining consent from any Obligor, at any time transfer, charge, pledge or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation: (i) any transfer, charge, pledge or other Security to secure obligations to ia federal reserve or central bank (including, for the avoidance of doubt, the European Central Bank) including, without limitation, any transfer of rights to a special purpose vehicle where Security over securities issued by such special purpose vehicle is to be created in favour of a federal reserve or central bank (including, for the avoidance of doubt, the European Central Bank); and (ii) any transfer, charge, pledge or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such transfer, charge, pledge or Security shall: (A) release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant transfer, charge, pledge or Security for the Lender as a party to any of the Finance Documents; or (B) require any payments to be made by an Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents. (b) The limitations on transfers by a Lender set out in any Finance Document, in particular in Clause 31.1 (Transfers by the Lenders), Clause 31.2 (Conditions of transfer) and Clause 31.3 (Transfer fee) shall not apply to the creation of Security pursuant to paragraph (a) above. (c) The limitations and provisions referred to in paragraph (b) above shall further not apply to any transfer of rights under the Finance Documents or of the securities issued by the special purpose vehicle, made by a federal reserve or central bank (including, for the avoidance of doubt, the European Central Bank) to a third party in connection with the enforcement of Security created pursuant to paragraph (a) above. 31.9 Pro rata interest settlement (a) If the Agent has notified the Lenders that it is able to distribute interest payments on a "pro rata basis" to Existing Lenders and New Lenders then (in respect of any transfer pursuant to Clause 31.5 (Procedure for Transfer) the Transfer Date of which, in each case, is after the date of such notification and is not on the last day of an Interest Period):

07/19406164_6 96 (i) any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Lender up to but excluding the Transfer Date ("Accrued Amounts") and shall become due and payable to the Existing Lender (without further interest accruing on them) on the last day of the current Interest Period; and (ii) the rights transferred by the Existing Lender will not include the right to the Accrued Amounts, so that, for the avoidance of doubt: (A) when the Accrued Amounts become payable, those Accrued Amounts will be payable to the Existing Lender; and (B) the amount payable to the New Lender on that date will be the amount which would, but for the application of this Clause 31.9, have been payable to it on that date, but after deduction of the Accrued Amounts. (b) In this Clause 31.9 references to "Interest Period" shall be construed to include a reference to any other period for accrual of fees. (c) An Existing Lender which retains the right to the Accrued Amounts pursuant to this Clause 31.9 but which does not have a Commitment shall be deemed not to be a Lender for the purposes of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve any request for a consent, waiver, amendment or other vote of lenders under the Finance Documents. 32. CHANGES TO THE OBLIGORS No Obligor may transfer any of its rights and/or obligations under the Finance Documents.

07/19406164_6 97 SECTION 10 THE FINANCE PARTIES 33. ROLE OF THE AGENT, THE ARRANGERS, THE REFERENCE BANKS, THE SUSTAINABILITY COORDINATORS AND THE COORDINATOR AND DOCUMENTATION AGENT 33.1 Appointment of the Agent (a) Each of the Arrangers and the Lenders appoints the Agent to act as its agent under and in connection with the Finance Documents. (b) Each of the Arrangers and the Lenders authorises the Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions. (c) Solely for the purposes of Clause 31.6 (The Register), each of the Obligors appoints the Agent to act as its agent and authorises the Agent to maintain the Register, as defined in and in accordance with Clause 31.6 (The Register). 33.2 Instructions The Agent shall: (a) unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Agent in accordance with any instructions given to it by: (i) all Lenders if the relevant Finance Document stipulates the matter is an all Lender decision; and (ii) in all other cases, the Majority Lenders; and (iii) not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with paragraph (a)(i) above. (b) The Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Lender or group of Lenders, from that Lender or group of Lenders) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion. The Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested. (c) Save in the case of decisions stipulated to be a matter for any other Lender or group of Lenders under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Agent by the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties. (d) The Agent may refrain from acting in accordance with any instructions of any Lender or group of Lenders until it has received any indemnification and/or security that it may in its

07/19406164_6 98 discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability which it may incur in complying with those instructions. (e) In the absence of instructions, the Agent may act (or refrain from acting) as it considers to be in the best interest of the Lenders. (f) The Agent is not authorised to act on behalf of a Lender (without first obtaining that Lender's consent) in any legal or arbitration proceedings relating to any Finance Document. 33.3 Duties of the Agent (a) The Agent's duties under the Finance Documents are solely mechanical and administrative in nature. (b) Subject to paragraph (c) below, the Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Agent for that Party by any other Party. (c) Without prejudice to Clause 31.7 (Copy of Transfer Agreement or Increase Confirmation to the Company), paragraph (a) above shall not apply to any Transfer Agreement or any Increase Confirmation. (d) Except where a Finance Document specifically provides otherwise, the Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party. (e) If the Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties. (f) If the Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Agent, the Sustainability Coordinators, or the Arrangers) under this Agreement it shall promptly notify the other Finance Parties. (g) The Agent shall provide to the Company within seven Business Days of a reasonable request by the Company (but no more frequently than once per calendar month), a list (which may be in electronic form) setting out the names of the Lenders as at that Business Day, their respective Commitments, the address and fax number (and the department or officer, if any, for whose attention any communication is to be made) of each Lender for any communication to be made or document to be delivered under or in connection with the Finance Documents, the electronic mail address and/or any other information required to enable the transmission of information by electronic mail or other electronic means to and by each Lender to whom any communication under or in connection with the Finance Documents may be made by that means and the account details of each Lender for any payment to be distributed by the Agent to that Lender under the Finance Documents. (h) The Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).

07/19406164_6 99 (i) The Agent, acting solely for this purpose as agent of the Obligors, shall maintain the Register referred to in Clause 31.6 (The Register). 33.4 Role of the Arrangers, the Coordinator and Documentation Agent and the Sustainability Coordinators Except as specifically provided in the Finance Documents: (a) none of the Arrangers has obligations of any kind to any other Party under or in connection with any Finance Document; (b) the Coordinator and Documentation Agent has no obligation of any kind to any other Party under or in connection with any Finance Document and (c) none of the Sustainability Coordinators has obligations of any kind to any other Party under or in connection with any Finance Document. 33.5 No fiduciary duties (a) Nothing in any Finance Document constitutes the Agent, the Arrangers, the Coordinator and Documentation Agent or the Sustainability Coordinators as a trustee or fiduciary of any other person. (b) Neither the Agent nor the Arrangers, the Coordinator and Documentation Agent or the Sustainability Coordinators shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account. 33.6 Business with the Group The Agent, the Arrangers, the Coordinator and Documentation Agent and the Sustainability Coordinators may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group. 33.7 Rights and discretions (a) The Agent may: (i) rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised; (ii) assume that: (A) any instructions received by it from the Majority Lenders, any Lenders or any group of Lenders are duly given in accordance with the terms of the Finance Documents; and (B) unless it has received notice of revocation, that those instructions have not been revoked; and (iii) rely on a certificate from any person: (A) as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or (B) to the effect that such person approves of any particular dealing, transaction, step, action or thing,

07/19406164_6 100 as sufficient evidence that that is the case and, in the case of paragraph (a)(iii)(A) above, may assume the truth and accuracy of that certificate. (b) The Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that: (i) no Default has occurred (unless it has actual knowledge of a Default arising under Clause 30.1 (Non-payment)); (ii) any right, power, authority or discretion vested in any Party or any group of Lenders has not been exercised; and (iii) any notice or request made by the Company is made on behalf of and with the consent and knowledge of all the Obligors. (c) The Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts. (d) Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Agent (and so separate from any lawyers instructed by the Lenders) if the Agent in its reasonable opinion deems this to be necessary. (e) The Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying, unless directly caused by its gross negligence or wilful misconduct. (f) The Agent may act in relation to the Finance Documents through its officers, employees and agents. (g) Unless a Finance Document expressly provides otherwise the Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement. (h) Without prejudice to the generality of paragraph (g) above, the Agent may disclose the identity of a Defaulting Lender to the other Finance Parties and the Company and shall, as soon as reasonably practicable, disclose the same upon the written request of the Company or the Majority Lenders. (i) Notwithstanding any other provision of any Finance Document to the contrary, neither the Agent nor any of the Arrangers or any of the Sustainability Coordinators is obliged to do or omit to do anything if it would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality. (j) Notwithstanding any provision of any Finance Document to the contrary, the Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

07/19406164_6 101 33.8 Responsibility for documentation Neither the Agent nor any of the Arrangers, the Coordinator and Documentation Agent or any of the Sustainability Coordinators is responsible or liable for: (a) the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Agent, the Arrangers, the Coordinator and Documentation Agent, the Sustainability Coordinators, an Obligor or any other person in or in connection with any Finance Document or the transactions contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; (b) the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; or (c) any determination as to whether any information provided or to be provided to any Finance Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise. 33.9 No duty to monitor The Agent shall not be bound to enquire: (a) whether or not any Default has occurred; (b) as to the performance, default or any breach by any Party of its obligations under any Finance Document; or (c) whether any other event specified in any Finance Document has occurred. 33.10 Exclusion of liability (a) Without limiting paragraph (c) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Agent or the Sustainability Coordinators), the Agent will not be liable for: (i) any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document, unless directly caused by their gross negligence or wilful misconduct; (ii) exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document, other than by reason of gross negligence or wilful misconduct; or (iii) without prejudice to the generality of paragraphs (a)(i) and (a)(ii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without limitation, for negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) arising as a result of: (A) any act, event or circumstance not reasonably within its control; or (B) the general risks of investment in, or the holding of assets in, any jurisdiction,

07/19406164_6 102 including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God, war, terrorism, insurrection or revolution; or strikes or industrial action. (b) No Party (other than the Agent) may take any proceedings against any officer, employee or agent of the Agent in respect of any claim it might have against the Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and any officer, employee or agent of the Agent may rely on this paragraph (b). (c) The Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Agent if the Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Agent for that purpose. (d) Nothing in this Agreement shall oblige the Agent, the Sustainability Coordinators or the Arrangers to carry out: (i) any "know your customer" or other checks in relation to any person; or (ii) any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Lender, on behalf of any Lender and each Lender confirms to the Agent, the Sustainability Coordinators and the Arrangers that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Agent, the Sustainability Coordinators or the Arrangers. (e) Without prejudice to any provision of any Finance Document excluding or limiting the Agent's liability, any liability of the Agent arising under or in connection with any Finance Document shall be limited to the amount of actual loss which has been suffered (as determined by reference to the date of default of the Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Agent at any time which increase the amount of that loss. In no event shall the Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Agent has been advised of the possibility of such loss or damages. 33.11 Lenders' indemnity to the Agent Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Agent, within three Business Days of demand, against any cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the Agent (otherwise than by reason of the Agent's gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to Clause 36.11 (Disruption to Payment Systems

07/19406164_6 103 etc.) notwithstanding the Agent's negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) in acting as Agent under the Finance Documents (unless the Agent has been reimbursed by an Obligor pursuant to a Finance Document). 33.12 Resignation of the Agent (a) The Agent may resign and appoint one of its Affiliates acting through an office in France as successor by giving notice to the Lenders and the Company. (b) Alternatively the Agent may resign by giving 30 days' notice to the Lenders and the Company, in which case the Majority Lenders (after consultation with the Company) may appoint a successor Agent, which shall not be incorporated or acting through an office situated in a Non-Cooperative Jurisdiction. (c) The Company may, on no less than 30 days' prior notice to the Agent, replace the Agent by requiring the Lenders to appoint a replacement Agent if any amount payable under a Finance Document by an Obligor becomes not deductible from that Obligor's taxable income for French tax purposes by reason of that amount (i) being paid or accrued to an Agent incorporated or acting through an office situated in a Non-Cooperative Jurisdiction or (ii) paid to an account opened in the name of that Agent in a financial institution situated in a Non-Cooperative Jurisdiction. In this case, the Agent shall resign and a replacement Agent shall be appointed by the Majority Lenders (after consultation with the Company) within 30 days after notice of replacement was given. (d) If the Majority Lenders have not appointed a successor Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Agent (after consultation with the Company) may appoint a successor Agent (acting through an office in France). (e) If the Agent wishes to resign because (acting reasonably) it has concluded that it is no longer appropriate for it to remain as agent and the Agent is entitled to appoint a successor Agent under paragraph (d) above, the Agent may (if it concludes (acting reasonably) that it is necessary to do so in order to persuade the proposed successor Agent to become a party to this Agreement as Agent) agree with the proposed successor Agent amendments to this Clause 33 and any other term of this Agreement dealing with the rights or obligations of the Agent consistent with then current market practice for the appointment and protection of corporate trustees together with any reasonable amendments to the agency fee payable under this Agreement which are consistent with the successor Agent's normal fee rates and those amendments will bind the Parties. (f) The retiring Agent shall, at its own cost, make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents. The Company shall, within three Business Days of demand, reimburse the retiring Agent for the amount of all costs and expenses (including legal fees) properly incurred by it in making available such documents and records and providing such assistance. (g) The Agent's resignation notice shall only take effect upon the appointment of a successor. (h) Upon the appointment of a successor, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (f) above) but shall remain entitled to the benefit of Clause 15.3 (Indemnity to the Agent) and this

07/19406164_6 104 Clause 33 (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party. (i) After consultation with the Company, the Majority Lenders may, by notice to the Agent, require it to resign in accordance with paragraph (b) above. In this event, the Agent shall resign in accordance with paragraph (b) above. (j) The Agent shall resign in accordance with paragraph (b) above (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Agent pursuant to paragraph (d) above) if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Agent under the Finance Documents, either: (i) the Agent fails to respond to a request under Clause 13.8 (FATCA Information) and the Company or a Lender reasonably believes that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; (ii) the information supplied by the Agent pursuant to Clause 13.8 (FATCA Information) indicates that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or (iii) the Agent notifies the Company and the Lenders that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date, and (in each case) the Company or a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Agent were a FATCA Exempt Party, and the Company or that Lender, by notice to the Agent, requires it to resign. 33.13 Replacement of the Agent (a) After consultation with the Company, the Majority Lenders may, by giving 30 days' notice to the Agent (or, at any time if the Agent is an Impaired Agent, by giving any shorter notice determined by the Majority Lenders) replace the Agent by appointing a successor Agent, which shall not be incorporated or acting through an office situated in a Non-Cooperative Jurisdiction. (b) The retiring Agent shall (at its own cost if it is an Impaired Agent and otherwise at the expense of the Lenders) make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents. (c) The appointment of the successor Agent shall take effect on the date specified in the notice from the Majority Lenders to the retiring Agent. As from this date, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (b) above) but shall remain entitled to the benefit of Clause 15.3 (Indemnity to the Agent) and this Clause 33 (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date). (d) Any successor Agent and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

07/19406164_6 105 33.14 Confidentiality (a) In acting as agent for the Finance Parties, the Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments. (b) If information is received by another division or department of the Agent, it may be treated as confidential to that division or department and the Agent shall not be deemed to have notice of it. 33.15 Relationship with the Lenders (a) Subject to Clause 31.9 (Pro rata interest settlement), the Agent may treat the person shown in its records as Lender at the opening of business (in the place of the Agent's principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office: (i) entitled to or liable for any payment due under any Finance Document on that day; and (ii) entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day, unless it has received not less than five Business Days prior notice from that Lender to the contrary in accordance with the terms of this Agreement. (b) Any Lender may by notice to the Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address, fax number and (where communication by electronic mail or other electronic means is permitted under Clause 38.6 (Electronic communication)) electronic mail address and/or any other information required to enable the transmission of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, fax number, electronic mail address (or such other information), department and officer by that Lender for the purposes of Clause 38.2 (Addresses) and paragraph (a)(ii) of Clause 38.6 (Electronic communication) and the Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender. 33.16 Credit appraisal by the Lenders Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender confirms to the Agent, the Sustainability Coordinators and the Arrangers that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to: (a) the financial condition, status and nature of each member of the Group; (b) the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; (c) whether that Lender has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement,

07/19406164_6 106 arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and (d) the adequacy, accuracy or completeness of the Transaction Information and any other information provided by the Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document. 33.17 Deduction from amounts payable by the Agent If any Party owes an amount to the Agent under the Finance Documents the Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted. 33.18 Role of Reference Banks (a) No Reference Bank is under any obligation to provide a quotation or any other information to the Agent. (b) No Reference Bank will be liable for any action taken by it under or in connection with any Finance Document, or for any Reference Bank Quotation, unless directly caused by its gross negligence or wilful misconduct. (c) No Party (other than the relevant Reference Bank) may take any proceedings against any officer, employee or agent of any Reference Bank in respect of any claim it might have against that Reference Bank or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document, or to any Reference Bank Quotation, and any officer, employee or agent of each Reference Bank may rely on this Clause 33.18. 34. CONDUCT OF BUSINESS BY THE FINANCE PARTIES 34.1 No provision of this Agreement will: (a) interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit; (b) oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or (c) oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax. Any Lender is entitled to exercise any of its rights and discretion under the Finance Documents through any agent (including any entity appointed to act as servicer on its behalf). 35. SHARING AMONG THE FINANCE PARTIES 35.1 Payments to Finance Parties If a Finance Party (a "Recovering Finance Party") receives or recovers any amount from an Obligor other than in accordance with Clause 36 (Payment Mechanics) (a "Recovered Amount") and applies that amount to a payment due under the Finance Documents then such Recovering

07/19406164_6 107 Finance Party shall be deemed to have been substituted (within the meaning of article 1994 of the French Code civil) for the Agent for purposes of receiving or recovering a Sharing Payment (as defined below): (a) the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery to the Agent; (b) the Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Agent and distributed in accordance with Clause 36 (Payment Mechanics), without taking account of any Tax which would be imposed on the Agent in relation to the receipt, recovery or distribution; and (c) the Recovering Finance Party shall, within three Business Days of demand by the Agent, pay to the Agent an amount (the "Sharing Payment") equal to such receipt or recovery less any amount which the Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 36.6 (Partial payments). 35.2 Redistribution of payments The Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Finance Party) (the "Sharing Finance Parties") in accordance with Clause 36.6 (Partial payments) towards the obligations of that Obligor to the Sharing Finance Parties. 35.3 Recovering Finance Party's rights On a distribution by the Agent under Clause 35.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from an Obligor, as between the relevant Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Obligor to the Recovering Finance Party. 35.4 Reversal of redistribution If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then: (a) each Sharing Finance Party shall, upon request of the Agent, pay to the Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the "Redistributed Amount"); and (b) as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor to the relevant Sharing Finance Party. 35.5 Exceptions (a) This Clause 35 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the relevant Obligor.

07/19406164_6 108 (b) A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if: (i) it notified that other Finance Party of the legal or arbitration proceedings; and (ii) that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

07/19406164_6 109 SECTION 11 ADMINISTRATION 36. PAYMENT MECHANICS 36.1 Payments to the Agent (a) On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, that Obligor or Lender shall make the same available to the Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment. (b) Payment shall be made to such account in the principal financial centre of the country of that currency (or, in relation to euro, in a principal financial centre in such Participating Member State or London, as specified by the Agent), other than a Non-Cooperative Jurisdiction, and with such bank as the Agent, in each case specifies. 36.2 Distributions by the Agent Each payment received by the Agent under the Finance Documents for another Party shall, subject to Clause 36.3 (Distributions to an Obligor) and Clause 36.4 (Clawback) be made available by the Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Agent by not less than five Business Days' notice with a bank specified by that Party in the principal financial centre of the country of that currency (or, in relation to euro, in the principal financial centre of a Participating Member State or London as specified by that Party), other than a Non-Cooperative Jurisdiction. 36.3 Distributions to an Obligor The Agent may (with the consent of the relevant Obligor or in accordance with Clause 37 (Set- Off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied. 36.4 Clawback (a) Where a sum is to be paid to the Agent under the Finance Documents for another Party, the Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum. (b) If the Agent pays an amount to another Party and it proves to be the case that the Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Agent shall on demand refund the same to the Agent together with interest on that amount from the date of payment to the date of receipt by the Agent, calculated by the Agent to reflect its cost of funds. 36.5 Impaired Agent (a) If, at any time, the Agent becomes an Impaired Agent, an Obligor or a Lender which is required to make a payment under the Finance Documents to the Agent in accordance with Clause 36.1 (Payments to the Agent) may instead pay that amount direct to the required recipient(s).

07/19406164_6 110 (b) A Party which has made a payment in accordance with this Clause 36.5 shall be discharged of the relevant payment obligation under the Finance Documents. 36.6 Partial payments (a) If the Agent receives a payment that is insufficient to discharge all the amounts then due and payable by an Obligor under the Finance Documents, the Agent shall apply that payment towards the obligations of that Obligor under the Finance Documents in the following order: (i) first, in or towards payment pro rata of any unpaid amount owing to the Agent under the Finance Documents; (ii) secondly, in or towards payment pro rata of any accrued interest, fee or commission due but unpaid under this Agreement; (iii) thirdly, in or towards payment pro rata of any principal due but unpaid under this Agreement; and (iv) fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents. (b) The Agent shall, if so directed by the Majority Lenders, vary the order set out in paragraphs (a)(ii) to (a)(iv) above. (c) Paragraphs (a) and (b) above will override any appropriation made by the relevant Obligor. 36.7 No set-off by Obligors All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim. 36.8 Business Days (a) Any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not). (b) During any extension of the due date for payment of any principal or an Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date. 36.9 Currency of account (a) Subject to paragraphs (b) to (e) below, the Base Currency is the currency of account and payment for any sum due from an Obligor under any Finance Document. (b) A repayment of a Loan or Unpaid Sum or a part of a Loan or Unpaid Sum shall be made in the currency in which that Loan or Unpaid Sum is denominated, pursuant to this Agreement, on its due date. (c) Each payment of interest shall be made in the currency in which the sum in respect of which the interest is payable was denominated, pursuant to this Agreement, when that interest accrued. (d) Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

07/19406164_6 111 (e) Any amount expressed to be payable in a currency other than the Base Currency shall be paid in that other currency. 36.10 Change of currency (a) Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then: (i) any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent (after consultation with the Company); and (ii) any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably). (b) If a change in any currency of a country occurs, this Agreement will, to the extent the Agent (acting reasonably and after consultation with the Company) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Market and otherwise to reflect the change in currency. 36.11 Disruption to Payment Systems etc. If either the Agent determines (in its discretion) that a Disruption Event has occurred or the Agent is notified by the Company that a Disruption Event has occurred: (a) the Agent may, and shall if requested to do so by the Company, consult with the Company with a view to agreeing with the Company such changes to the operation or administration of the Facility as the Agent may deem necessary in the circumstances; (b) the Agent shall not be obliged to consult with the Company in relation to any changes mentioned in paragraph (a) above if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes; (c) the Agent may consult with the Finance Parties in relation to any changes mentioned in paragraph (a) above but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances; (d) any such changes agreed upon by the Agent and the Company shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of Clause 42 (Amendments and Waivers); (e) the Agent shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without limitation for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause 36.11; and (f) the Agent shall notify the Finance Parties of all changes agreed pursuant to paragraph (d) above.

07/19406164_6 112 36.12 Exclusion of current accounts The operations resulting from this Agreement are excluded from any current accounts which an Obligor has or may have in the books of a Finance Party. The accounts held by a Finance Party in order to record all the operations performed pursuant to the Facility Agreement will only be accounting instruments and shall not create any of the legal effects relative to current accounts (comptes courants). 37. SET-OFF A Finance Party may set off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off. 38. NOTICES 38.1 Communications in writing Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter. 38.2 Addresses The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is: (a) in the case of each Obligor, that identified with its name below; (b) in the case of each Lender, that notified in writing to the Agent on or prior to the date on which it becomes a Party; and (c) in the case of the Agent, that identified with its name below, or any substitute address or fax number or department or officer as the Party may notify to the Agent (or the Agent may notify to the other Parties, if a change is made by the Agent) by not less than five Business Days' notice. 38.3 Delivery (a) Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective: (i) if by way of fax, when received in legible form; or (ii) if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address; and, if a particular department or officer is specified as part of its address details provided under Clause 38.2 (Addresses), if addressed to that department or officer. (b) Any communication or document to be made or delivered to the Agent will be effective only when actually received by the Agent and then only if it is expressly marked for the attention of the

07/19406164_6 113 department or officer identified with the Agent's signature below (or any substitute department or officer as the Agent shall specify for this purpose). (c) All notices from or to an Obligor shall be sent through the Agent. (d) Any communication or document made or delivered to the Company in accordance with this Clause 38 will be deemed to have been made or delivered to each of the Obligors. (e) Any communication or document which becomes effective, in accordance with paragraph (a) above, after 5:00 p.m. in the place of receipt shall be deemed only to become effective on the following day. 38.4 Notification of address and fax number Promptly upon changing its address or fax number, the Agent shall notify the other Parties. 38.5 Communication when Agent is Impaired Agent If the Agent is an Impaired Agent, the Parties may, instead of communicating with each other through the Agent, communicate with each other directly and (while the Agent is an Impaired Agent) all the provisions of the Finance Documents which require communications to be made or notices to be given to or by the Agent shall be varied so that communications may be made and notices given to or by the relevant Parties directly. This provision shall not operate after a replacement Agent has been appointed. 38.6 Electronic communication (a) Any communication or document to be made or delivered by one Party to another under or in connection with the Finance Documents may be made or delivered by electronic mail or other electronic means (including, without limitation, by way of posting to a secure website) if those two Parties: (i) notify each other in writing of their electronic mail address and/or any other information required to enable the transmission of information by that means; and (ii) notify each other of any change to their address or any other such information supplied by them by not less than five Business Days' notice. (b) Any such electronic communication or delivery as specified in paragraph (a) above to be made between an Obligor and a Finance Party may only be made in that way to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication or delivery. (c) Any such electronic communication or document as specified in paragraph (a) above made or delivered by one Party to another will be effective only when actually received (or made available) in readable form and in the case of any electronic communication or document made or delivered by a Party to the Agent only if it is addressed in such a manner as the Agent shall specify for this purpose. (d) Any electronic communication or document which becomes effective, in accordance with paragraph (c) above, after 5:00 p.m. in the place in which the Party to whom the relevant communication or document is sent or made available has its address for the purpose of this Agreement shall be deemed only to become effective on the following day.

07/19406164_6 114 (e) Any reference in a Finance Document to a communication being sent or received or a document being delivered shall be construed to include that communication or document being made available in accordance with this Clause 38.6. 38.7 English language (a) Any notice given under or in connection with any Finance Document must be in English. (b) All other documents provided under or in connection with any Finance Document must be: (i) in English; or (ii) if not in English, and if so required by the Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document. 39. CALCULATIONS AND CERTIFICATES 39.1 Accounts In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate. 39.2 Certificates and Determinations Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates. 39.3 Day count convention and interest calculation (a) Any interest, commission or fee accruing under a Finance Document will accrue from day to day and the amount of any such interest, commission or fee is calculated: (i) on the basis of the actual number of days elapsed and a year of 360 days (or, in any case where the practice in the Relevant Market differs, in accordance with that market practice); and (ii) subject to paragraph (b) below, without rounding. (b) The aggregate amount of any accrued interest, commission or fee which is, or becomes, payable by an Obligor under a Finance Document shall be rounded to two decimal places. 40. PARTIAL INVALIDITY If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired. 41. REMEDIES, WAIVERS AND HARDSHIP 41.1 Remedies and waivers No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under a Finance Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any of the Finance Documents. No election to affirm any Finance

07/19406164_6 115 Document on the part of any Finance Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and, subject to Clause 41.2 (No hardship) not exclusive of any rights or remedies provided by law. 41.2 No hardship Each Party hereby acknowledges that the provisions of article 1195 of the French Code civil shall not apply to it with respect to its obligations under the Finance Documents and that it shall not be entitled to make any claim under article 1195 of the French Code civil. 42. AMENDMENTS AND WAIVERS 42.1 Required consents (a) Subject to Clause 42.2 (All Lender matters) and Clause 42.7 (Other exceptions) any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and the Obligors and any such amendment or waiver will be binding on all Parties. (b) The Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 42. 42.2 All Lender matters Subject to Clause 42.6 (Changes to reference rates) an, amendment or waiver of any term of any Finance Document that has the effect of changing or which relates to: (a) the definition of "Majority Lenders" in Clause 1.1 (Definitions); (b) an extension to the date of payment of any amount under the Finance Documents (for the avoidance of doubt, other than any extension of the Termination Date pursuant to Clause 2.6 (Extension of the Facility)); (c) a reduction in the Margin or a reduction in the amount of any payment of principal, interest, fees or commission payable; (d) an increase in any Commitment, an extension of any Availability Period (for the avoidance of doubt, other than as a result of any extension of the Termination Date pursuant to Clause 2.6 (Extension of the Facility)) or any requirement that a cancellation of Commitments reduces the Commitments of the Lenders rateably under the Facility; (e) a change to the Obligors; (f) the nature or scope of the Guarantee; (g) any provision which expressly requires the consent of all the Lenders; or (h) Clause 2.3 (Finance Parties' rights and obligations), Clause 8.11 (Application of prepayments), Clause 31 (Changes to the Lenders), Clause 35 (Sharing among the Finance Parties), this Clause 42, Clause 48 (Governing Law) or Clause 49 (Jurisdiction), shall not be made without the prior consent of all the Lenders.

07/19406164_6 116 42.3 Excluded commitments If any Defaulting Lender fails to respond to a request for a consent, waiver, amendment of or in relation to any term of any Finance Document or any other vote of Lenders under the terms of this Agreement within 15 Business Days of the request being made (unless the Company and the Agent agree to a longer time period in relation to any request): (a) its Commitment(s) shall not be included for the purpose of calculating the Total Commitments under the Facility when ascertaining whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Total Commitments has been obtained to approve that request; and (b) its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request. 42.4 Disenfranchisement of Defaulting Lenders (a) For so long as a Defaulting Lender has any Available Commitment, in ascertaining: (i) the Majority Lenders; or (ii) whether: (A) any given percentage (including, for the avoidance of doubt, unanimity) of the Total Commitments under the Facility; or (B) the agreement of any specified group of Lenders, has been obtained to approve any request for a consent, waiver, amendment of or in relation to any term of any Finance Document or of any other vote of Lenders under the Finance Documents, that Defaulting Lender's Commitments under the Facility will be reduced by the amount of its Available Commitments under the Facility and, to the extent that that reduction results in that Defaulting Lender's Total Commitments being zero, that Defaulting Lender shall be deemed not to be a Lender for the purposes of paragraphs (a)(i) and (a)(ii) above. (b) For the purposes of this Clause 42.4, the Agent may assume that the following Lenders are Defaulting Lenders: (i) any Lender which has notified the Agent that it has become a Defaulting Lender; and (ii) any Lender in relation to which it is aware that any of the events or circumstances referred to in paragraphs (a) or (b) of the definition of "Defaulting Lender" has occurred, unless it has received notice to the contrary from the Lender concerned (together with any supporting evidence reasonably requested by the Agent) or the Agent is otherwise aware that the Lender has ceased to be a Defaulting Lender. 42.5 Replacement of a Defaulting Lender (a) The Company may, at any time a Lender has become and continues to be a Defaulting Lender, by giving five Business Days' prior written notice to the Agent and such Lender:

07/19406164_6 117 (i) replace such Lender by requiring such Lender to (and, to the extent permitted by law, such Lender shall) transfer pursuant to Clause 31 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement; (ii) require such Lender to (and, to the extent permitted by law, such Lender shall) transfer pursuant to Clause 31 (Changes to the Lenders) all (and not part only) of the undrawn Commitment of the Lender; or (iii) require such Lender to (and, to the extent permitted by law, such Lender shall) transfer pursuant to Clause 31 (Changes to the Lenders) all (and not part only) of its rights and obligations in respect of the Facility, to a Lender or other bank or financial institution (a "Replacement Lender") selected by the Company, and which confirms its willingness to assume and does assume all the obligations, or all the relevant obligations, of the transferring Lender in accordance with Clause 31 (Changes to the Lenders) for a purchase price in cash payable at the time of transfer which is either: (A) in an amount equal to the outstanding principal amount of such Lender's participation in the outstanding Loans and all accrued interest (to the extent that the Agent has not given a notification under Clause 31.9 (Pro rata interest settlement), Break Costs and other amounts payable in relation thereto under the Finance Documents; or (B) in an amount agreed between that Defaulting Lender, the Replacement Lender and the Company and which does not exceed the amount described in paragraph (A) above. (b) Any transfer of rights and obligations of a Defaulting Lender pursuant to this Clause 34 shall be subject to the following conditions: (i) the Company shall have no right to replace the Agent; (ii) neither the Agent nor the Defaulting Lender shall have any obligation to the Company to find a Replacement Lender; (iii) the transfer must take place no later than five Business Days after the notice referred to in paragraph (a) above; (iv) in no event shall the Defaulting Lender be required to pay or surrender to the Replacement Lender any of the fees received by the Defaulting Lender pursuant to the Finance Documents; and (v) the Defaulting Lender shall only be obliged to transfer its rights and obligations pursuant to paragraph (a) above once it is satisfied that it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to that transfer to the Replacement Lender. (c) The Defaulting Lender shall perform the checks described in paragraph (b)(v) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (a) above and shall notify the Agent and the Company when it is satisfied that it has complied with those checks.

07/19406164_6 118 42.6 Changes to reference rates (a) Subject to Clause 42.7 (Other exceptions), if a Published Rate Replacement Event has occurred in relation to any Published Rate for a currency which can be selected for a Loan, any amendment or waiver which relates to: (i) providing for the use of a Replacement Reference Rate in relation to that currency in place of that Published Rate; and (ii) (A) aligning any provision of any Finance Document to the use of that Replacement Reference Rate; (B) enabling that Replacement Reference Rate to be used for the calculation of interest under this Agreement (including, without limitation, any consequential changes required to enable that Replacement Reference Rate to be used for the purposes of this Agreement); (C) implementing market conventions applicable to that Replacement Reference Rate; (D) providing for appropriate fallback (and market disruption) provisions for that Replacement Reference Rate; or (E) adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one Party to another as a result of the application of that Replacement Reference Rate (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation), may be made with the consent of the Agent (acting on the instructions of the Majority Lenders) and the Company. (b) An amendment or waiver that relates to, or has the effect of, aligning the means of calculation of interest on a Compounded Rate Loan under this Agreement to any recommendation of a Relevant Nominating Body which: (i) relates to the use of a risk free reference rate on a compounded basis in the international or any relevant domestic syndicated loan markets; and (ii) is issued on or after the date of this Agreement, may be made with the consent of the Agent (acting on the instructions of the Majority Lenders) and the Company. (c) If any Lender fails to respond to a request for an amendment or waiver described in paragraph (a) or paragraph (b) above within 15 Business Days (or such longer time period in relation to any request which the Company and the Agent may agree) of that request being made: (i) its Commitment(s) shall not be included for the purpose of calculating the Total Commitments under the Facility when ascertaining whether any relevant percentage of Total Commitments has been obtained to approve that request; and

07/19406164_6 119 (ii) its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request. (d) In this clause 42.6: "Published Rate" means: (a) the Primary Term Rate for any Quoted Tenor; (b) an RFR; or (c) an interest rate which is a constituent element of the rates described in paragraphs (a) and (b) above. "Published Rate Replacement Event" means, in relation to a Published Rate: (a) the methodology, formula or other means of determining that Published Rate has, in the opinion of the Majority Lenders and the Company, materially changed; (b) (i) (A) the administrator of that Published Rate or its supervisor publicly announces that such administrator is insolvent; or (B) information is published in any order, decree, notice, petition or filing, however described, of or filed with a court, tribunal, exchange, regulatory authority or similar administrative, regulatory or judicial body which reasonably confirms that the administrator of that Published Rate is insolvent, provided that, in each case, at that time, there is no successor administrator to continue to provide that Published Rate; (ii) the administrator of that Published Rate publicly announces that it has ceased or will cease to provide that Published Rate permanently or indefinitely and, at that time, there is no successor administrator to continue to provide that Published Rate; (iii) the supervisor of the administrator of that Published Rate publicly announces that such Published Rate has been or will be permanently or indefinitely discontinued; (iv) the administrator of that Published Rate or its supervisor announces that that Published Rate may no longer be used; or (v) in the case of the Primary Term Rate for any Quoted Tenor for Euro, the supervisor of the administrator of that Primary Term Rate makes a public announcement or publishes information stating that that Primary Term Rate for that Quoted Tenor is no longer, or as of a specified future date will no longer be, representative of the underlying market or economic reality that it is intended to measure and that representativeness will not be restored (as determined by such supervisor); or

07/19406164_6 120 (c) the administrator of that Published Rate (or the administrator of an interest rate which is a constituent element of that Published Rate) determines that that Published Rate should be calculated in accordance with its reduced submissions or other contingency or fallback policies or arrangements and either: (i) the circumstance(s) or event(s) leading to such determination are not (in the opinion of the Majority Lenders and the Company) temporary; or (ii) that Published Rate is calculated in accordance with any such policy or arrangement for a period no less than the period specified as the "Published Rate Contingency Period" in the Reference Rate Terms relating to that Published Rate; or (d) in the opinion of the Majority Lenders and the Company, that Published Rate is otherwise no longer appropriate for the purposes of calculating interest under this Agreement. "Relevant Nominating Body" means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the financial stability board. "Replacement Reference Rate" means a reference rate which is: (a) formally designated, nominated or recommended as the replacement for a Published Rate by: (i) the administrator of that Published Rate (provided that the market or the economic reality that such reference rate measures is the same as that measured by that Published Rate); or (ii) any Relevant Nominating Body, and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the "Replacement Reference Rate" will be the replacement under paragraph (ii) above; (b) in the opinion of the Majority Lenders and the Company, generally accepted in the international or any relevant domestic syndicated loan markets as the appropriate successor to a Published Rate; or (c) in the opinion of the Majority Lenders and the Company, an appropriate successor to a Published Rate. 42.7 Other exceptions An amendment or waiver which relates to the rights or obligations of the Agent or any of the Arrangers or a Reference Bank (each in their capacity as such) may not be effected without the consent of the Agent, the Arrangers or that Reference Bank, as the case may be. 43. CONFIDENTIAL INFORMATION 43.1 Confidentiality Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 43.2 (Disclosure of Confidential Information)

07/19406164_6 121 and Clause 43.3 (Disclosure to numbering service providers), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information. 43.2 Disclosure of Confidential Information Any Finance Party may, without prejudice to the provisions of article L.511-33 of the French Code monétaire et financier, disclose: (a) to any of its Affiliates and Related Funds and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information; (b) to any person: (i) to (or through) whom it transfers (or may potentially transfer) all or any of its rights or rights and obligations under one or more Finance Documents or which succeeds (or which may potentially succeed) it as Agent and, in each case, to any of that person's Affiliates, Related Funds, Representatives and professional advisers; (ii) with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person's Affiliates, Related Funds, Representatives and professional advisers; (iii) appointed by any Finance Party or by a person to whom paragraph (b)(i) or (b)(ii) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including, without limitation, any person appointed under paragraph (b) of Clause 33.15 (Relationship with the Lenders)); (iv) who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph (b)(i) or (b)(ii) above; (v) to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation; (vi) to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes;

07/19406164_6 122 (vii) to whom or for whose benefit that Finance Party transfers, charges, pledges or otherwise creates Security (or may do so) pursuant to Clause 31.8 (Security over Lenders' rights) including to a federal reserve or central bank (including, for the avoidance of doubt, the European Central Bank) to (or through) whom it creates Security pursuant to Clause 31.8(Security over Lenders' rights), and any federal reserve or central bank (including, for the avoidance of doubt, the European Central Bank) may disclose such Confidential Information to a third party to whom it transfers (or may potentially transfer) rights under the Finance Documents or the securities issued by the special purpose vehicle in connection with the enforcement of such Security; (viii) who is a Party; or (ix) with the consent of the Company, in each case, such Confidential Information as that Finance Party shall consider appropriate if: (A) in relation to paragraphs (b)(i), (b)(ii) and (b)(iii) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information; (B) in relation to paragraph (b)(iv) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information; (C) in relation to paragraphs (b)(v), (b)(vi) and (b)(vii) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances; (c) to any person appointed by that Finance Party or by a person to whom paragraph (b)(i) or paragraph (b)(ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Company and the relevant Finance Party; and (d) to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating

07/19406164_6 123 activities in relation to the Finance Documents and/or the Obligors if the rating agency to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information. Nothing in any Finance Document shall prevent disclosure of any Confidential Information or other matter to the extent that preventing that disclosure would otherwise cause any transaction contemplated by the Finance Documents or any transaction carried out in connection with any transaction contemplated by the Finance Documents to become an arrangement described in Part II A 1 of Annex IV of Directive 2011/16/EU. 43.3 Disclosure to numbering service providers (a) Any Finance Party may, without prejudice to the provisions of article L.511-33 of the French Code monétaire et financier, disclose to any national or international numbering service provider appointed by that Finance Party to provide identification numbering services in respect of this Agreement, the Facility and/or one or more Obligors the following information: (i) names of Obligors; (ii) country of domicile of Obligors; (iii) place of incorporation of Obligors; (iv) Signing Date; (v) Clause 48 (Governing Law); (vi) the names of the Agent and the Arrangers; (vii) date of each amendment to and restatement of this Agreement; (viii) amount of, and name of, the Facility; (ix) amount of Total Commitments; (x) currencies of the Facility; (xi) type of the Facility; (xii) ranking of the Facility; (xiii) Termination Date for the Facility; (xiv) changes to any of the information previously supplied pursuant to paragraphs (i) to (xiii) above; and (xv) such other information agreed between such Finance Party and the Company, to enable such numbering service provider to provide its usual syndicated loan numbering identification services. (b) The Parties acknowledge and agree that each identification number assigned to this Agreement, the Facility and/or one or more Obligors by a numbering service provider and the information associated with each such number may be disclosed to users of its services in accordance with the standard terms and conditions of that numbering service provider.

07/19406164_6 124 (c) Each Obligor represents that none of the information set out in paragraphs (a)(i) to (a)(xv)) is, nor will at any time be, unpublished price-sensitive information. (d) Subject to Clause 43.5 (Inside information), a Finance Party may only appoint a numbering service provider from the list of providers set out in Schedule 9 (List of Approved Numbering Service Providers) or any successors in title or transferee of the numbering service provision business of such a person (each, an "Approved Numbering Service Provider"). (e) If a Finance Party wishes to appoint any numbering service provider which is not an Approved Numbering Service Provider, it shall notify the Agent of such wish and the Agent shall then notify the Company thereof. (f) The consent of the Company is required to the appointment of any numbering service provider which is not an Approved Numbering Service Provider, but the Company hereby agrees in principle to consent to such appointment so notified to it and undertakes not to unreasonably withhold or delay its consent following notification. 43.4 Entire agreement Without prejudice to the provisions of article L.511-33 of the French Code monétaire et financier, this Clause 43 constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information. 43.5 Inside information Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose. 43.6 Notification of disclosure Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Company: (a) of the circumstances of any disclosure of Confidential Information made pursuant to paragraph (b)(v) of Clause 43.2 (Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and (b) upon becoming aware that Confidential Information has been disclosed in breach of this Clause 43. 43.7 Continuing obligations The obligations in this Clause 43 are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of 12 months from the earlier of: (a) the date on which all amounts payable by the Obligors under or in connection with this Agreement have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and

07/19406164_6 125 (b) the date on which such Finance Party otherwise ceases to be a Finance Party. 44. CONFIDENTIALITY OF FUNDING RATES AND REFERENCE BANK QUOTATIONS 44.1 Confidentiality and disclosure (a) The Agent and each Obligor agree to keep each Funding Rate (and, in the case of the Agent, each Reference Bank Quotation) confidential and not to disclose it to anyone, save to the extent permitted by paragraphs (b), (c) and (d) below. (b) The Agent may, without prejudice to the provisions of article L. 511-33 of the French Code monétaire et financier, disclose: (i) any Funding Rate (but not, for the avoidance of doubt, any Reference Bank Quotation) to the Company and the relevant Borrower pursuant to Clause 9.6 (Notification of rates of interest); and (ii) any Funding Rate or any Reference Bank Quotation to any person appointed by it to provide administration services in respect of one or more of the Finance Documents to the extent necessary to enable such service provider to provide those services if the service provider to whom that information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Agent and the relevant Lender or Reference Bank, as the case may be. (c) The Agent may, without prejudice to the provisions of article L. 511-33 of the French Code monétaire et financier, disclose any Funding Rate or any Reference Bank Quotation, and each Obligor may disclose any Funding Rate, to: (i) any of its Affiliates and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives if any person to whom that Funding Rate or Reference Bank Quotation is to be given pursuant to this paragraph (i) is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of that Funding Rate or Reference Bank Quotation or is otherwise bound by requirements of confidentiality in relation to it; (ii) any person to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation if the person to whom that Funding Rate or Reference Bank Quotation is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances; (iii) any person to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes if the person to whom that Funding Rate or Reference Bank Quotation is to be

07/19406164_6 126 given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances; and (iv) any person with the consent of the relevant Lender or Reference Bank, as the case may be. (d) The Agent's obligations in this Clause 44 relating to Reference Bank Quotations are without prejudice to its obligations to make notifications under Clause 9.6 (Notification of rates of interest) provided that (other than pursuant to paragraph (b)(i) above) the Agent shall not include the details of any individual Reference Bank Quotation as part of any such notification. 44.2 Related obligations (a) The Agent and each Obligor acknowledge that each Funding Rate (and, in the case of the Agent, each Reference Bank Quotation) is or may be price sensitive information and that its use may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and the Agent and each Obligor undertake not to use any Funding Rate or, in the case of the Agent, any Reference Bank Quotation for any unlawful purpose. (b) The Agent and each Obligor agree (to the extent permitted by law and regulation) to inform the relevant Lender or Reference Bank, as the case may be: (i) of the circumstances of any disclosure made pursuant to paragraph (c)(ii) of Clause 44.1 (Confidentiality and disclosure) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and (ii) upon becoming aware that any information has been disclosed in breach of this Clause 44. 44.3 No Event of Default No Event of Default will occur under Clause 30.3 (Other obligations) by reason only of an Obligor's failure to comply with this Clause 44. 45. PATRIOT ACT Each Lender that is subject to the requirements of the PATRIOT Act hereby notifies each Obligor that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies such Obligor, which information includes the name and address of such Obligor and other information that will allow such Lender to identify such Obligor in accordance with the PATRIOT Act. The Obligors shall, promptly following a request by any Lender, provide all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under the PATRIOT Act. 46. Bail-In 46.1 Contractual recognition of bail-in Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of

07/19406164_6 127 any Party to any other Party under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of: (e) any Bail-In Action in relation to any such liability, including (without limitation): (i) a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability; (ii) a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and (iii) a cancellation of any such liability; and (f) a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability. 46.2 Bail-in definitions In this Clause 46: "Bail-In Action" means the exercise of any Write-down and Conversion Powers. "Bail-In Legislation" means: (a) in relation to the United Kingdom, the UK Bail-In Legislation; and (b) in relation to any state other than the United Kingdom, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation. "Resolution Authority" means any body which has authority to exercise any Write-down and Conversion Powers. "UK Bail-In Legislation" means Part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings). "Write-down and Conversion Powers" means: (a) in relation to the UK Bail-In Legislation, any powers under that UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail- In Legislation that are related to or ancillary to any of those powers; and (b) in relation to any other applicable Bail-In Legislation:

07/19406164_6 128 (i) any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and (ii) any similar or analogous powers under that Bail-In Legislation. 47. General Data Protection Regulation (a) Each Party undertakes to comply with the regulation in force applicable to the general data protection, in particular with the provisions of the Law No. 78-17 dated 6 January 1978 as amended and the General Data Protection Regulation (EU) 2016/679 relating to the protection of individuals with respect to the treatment of personal data and the use of such data replacing the Directive 95/46/EC (the "Applicable Personal Data Protection Regulation"). (b) The personal data gathered under this Agreement relate to individuals that are in particular the beneficial owners (shareholders, etc.), the legal representatives and the attorneys in fact of the Parties. The data collection and treatment that result hereunder are necessary for the purposes of the performance of the Agreement and the respect of the relevant laws and regulations as well as for the purposes described in the information notices available on the websites mentioned below. (c) The Company undertakes to inform the individuals mentioned in paragraph (b) above that are, in particular, the beneficial owners (shareholders etc.), the legal representatives and the attorneys in fact of the Obligors of the Lenders' policy regarding data protection. The information on the treatment of personal data by the Lenders is available: (i) regarding Bank of Montréal Europe PLC: https://capitalmarkets.bmo.com/media/filer_public/09/94/09942629-a194-4c44-84f6- d92c50f84c97/bmo_euprivacycode-ua.pdf; (ii) regarding BNP Paribas: https://cib.bnpparibas.com/about/privacy-policy_a-38-60.html; (iii) regarding Citibank Europe PLC: https://www.citibank.com/icg/sa/emea-cib-cmo-privacy- statement/index.html; (iv) regarding Crédit Industriel et Commercial: https://www.cic.fr/fr/informations- legales/protection-des-donnees.html or for any request in writing, to MONSIEUR LE DELEGUE A LA PROTECTION DES DONNEES, 63 chemin Antoine Pardon 69814 TASSIN CEDEX France; (v) regarding Crédit Lyonnais (LCL): https://www.lcl.fr/entreprise/politique-protection-des- donnees-entreprise; (vi) regarding HSBC Continental Europe: https://www.hsbc.fr/protection-des-donnees; and

07/19406164_6 129 (vii) regarding Société Générale: https://static.societegenerale.fr/com/COM/multi_marche/rgpd-charte- donnees/pdf/politique-protection-donnees-personnelles--eie.pdf.

07/19406164_6 130 SECTION 12 GOVERNING LAW AND ENFORCEMENT 48. GOVERNING LAW This Agreement and any non-contractual obligations arising out of or in connection with it are governed by French law. 49. JURISDICTION The Tribunal de Commerce de Paris has exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out or in connection with this Agreement). 50. ELECTRONIC SIGNATURE (a) Each Party acknowledges having knowledge of the use of the advanced electronic signature (signature électronique avancée) solution proposed by DocuSign France and that the process proposed by DocuSign France implements an electronic signature within the meaning of the provisions of Article 1367 of the French Code civil. (b) Each Party acknowledges and accepts that the retention by DocuSign France of the Agreement and all related information recorded and/or signed electronically, satisfies the requirement of integrity within the meaning of the provisions of Article 1367 of the French Code civil. (c) Each Party acknowledges and accepts that the date and time stamping of the Agreement and the electronic signatures are enforceable against it and that they shall prevail between the Parties. (d) Each Party acknowledges and accepts that the electronic signature of the Agreement as provided for by DocuSign France presents a sufficient level of reliability to identify its signatory and guarantee its link with the Agreement to which its signature is attached within the meaning of the provisions of Article 1367 of the French Code civil. (e) Therefore, the Parties grant to the advanced electronic signature solution provided for by DocuSign France a presumption of reliability, until proof to the contrary, equivalent to the one granted to the qualified electronic signature referred to in Article 1367 paragraph 2 of the French Code civil and in Article 1 of Decree 2017-1416 of 28 September 2017 relating to electronic signatures, so that any Party challenging the reliability of the advanced electronic signature solution provided for by DocuSign France shall prove the lack of reliability of the process used. Consequently, each Party expressly acknowledges and accepts that the Agreement signed by means of the advanced electronic signature solution provided for by DocuSign France: (i) has the same probative value as a handwritten document signed and/or dated on paper; (ii) is valid and enforceable against it and the other Parties; and (iii) is admissible before the courts and/or any administration as literal evidence of their existence and of the content of the legal act attached thereto.

07/19406164_6 131 (f) This Article 50 (Electronic signature) constitutes an evidence agreement within the meaning of Articles 1356 and 1368 of the French Code civil. This Agreement has been entered into on the date stated at the beginning of this Agreement.

07/19406164_6 132 SCHEDULE 1 THE ORIGINAL LENDERS Name of Original Lenders Commitment BNP PARIBAS (662 042 449 RCS Paris) EUR 73,000,000 Crédit Lyonnais (LCL) (954 509 741 RCS Lyon) EUR 73,000,000 HSBC Continental Europe (775 670 284 RCS Paris) EUR 73,000,000 Société Générale (552 120 222 RCS Paris) EUR 73,000,000 Citibank Europe PLC (Registered in Ireland with number 132781) EUR 40,000,000 Bank of Montreal Europe PLC (Registered in Ireland with number 255687) EUR 40,000,000 Crédit Industriel et Commercial (CIC) (542 016 381 RCS Paris) EUR 35,000,000 Total: EUR 407,000,000

07/19406164_6 133 SCHEDULE 2 CONDITIONS PRECEDENT 1. The Obligors 1.1 A copy, certified as being a true copy, of the up-to-date constitutional documents (statuts) of the Company and Criteo Technology. 1.2 A copy, certified as being a true copy, of the constitutional documents of Criteo Corp. certified as of a recent date by the Secretary of State (or other similar official) of the state of its organisation. 1.3 A K-bis extract (which may be electronic) of the Company and Criteo Technology dated less than 15 days prior to the Signing Date. 1.4 An original or a copy, certified as being a true copy, of a non-bankruptcy certificate (certificat de non faillite) of the Company and Criteo Technology dated less than 15 days prior to the Signing Date and, in the case of Criteo Corp., a good standing certificate issued by the state of its organisation, issued less than five Business Days prior to the Signing Date. 1.5 A copy, certified as being a true copy, of the minutes of the board of directors (conseil d'administration) of the Company approving the execution, delivery and performance of the Finance Documents and to the extent necessary, the competent corporate body of each other Borrower. 1.6 Evidence that the person(s) who has(ve) signed the Finance Documents on behalf of each Obligor was duly authorised so to sign. 1.7 A specimen of the signature of each person referred to in paragraph 1.6 above and of each person authorised by the resolution referred to in paragraph 1.5 above. 1.8 A certificate of an authorised signatory of each Obligor confirming that borrowing (and in the case of the Company, guaranteeing) the Total Commitments would not cause any borrowing (or in the case of the Company, guaranteeing) or similar limit binding on that Obligor to be exceeded. 1.9 A certificate of an authorised signatory of each Obligor certifying that each copy document relating to it specified in this Schedule 2 (Conditions Precedent) is correct, complete and in full force and effect as at a date no earlier than the Signing Date. 2. Finance Documents 2.1 The Fee Letters signed by all parties thereto. 2.2 The TEG Letter countersigned by the Borrowers. 3. Legal Opinions 3.1 A legal opinion of Herbert Smith Freehills Paris LLP, legal advisers to the Arrangers and the Agent in France, in relation to the validity and enforceability of this Agreement, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

07/19406164_6 134 3.2 A legal opinion of Linklaters LLP, Paris, legal advisers to the Obligors in France, in relation to the existence, capacity and authorisations of the Company and Criteo Technology to sign this Agreement, substantially in the form distributed to the Original Lenders prior to signing this Agreement. 3.3 A legal opinion of Linklaters LLP, New York, legal advisers to Criteo Corp. in New York, in relation to (i) the existence, capacity and authorisations of Criteo Corp. to sign this Agreement and (ii) the choice of French law as governing law of the Agreement and the submission to the jurisdiction of French courts in respect of the Agreement substantially in the form distributed to the Original Lenders prior to signing this Agreement. 4. Other Documents and Evidence 4.1 The Original Financial Statements. 4.2 A list of the Material Subsidiaries as at the Signing Date. 4.3 Evidence that the Existing RCF has been or will be, on the Signing Date, cancelled, and any amounts outstanding thereunder repaid, in full. 4.4 All documents reasonably required by the Finance Parties to comply with their "know your customers" checks and anti-money laundering requirements with respect to the Company. 4.5 Evidence that the fees, costs and expenses then due from the Company pursuant to Clause 12 (Fees) and Clause 17 (Costs and Expenses) have been paid or will be paid within five days as from the Signing Date.

07/19406164_6 135 SCHEDULE 3 UTILISATION REQUEST From: [ ] To: Société Générale For the attention of: [_________] E-mail: [_________] Tel: [_________] Co Npy: [_________] Dated: [ ] CRITEO S.A. – EUR 407,000,000 Facility Agreement dated 27 September 2022 (the "Agreement") 1. We refer to the Agreement. This is a Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request. 2. We wish to borrow a Loan on the following terms: Proposed Utilisation Date: [ ] (or, if that is not a Business Day, the next Business Day) Name of the Borrower: [ ] Acquisition Drawdown: [Yes/No] Currency of Loan: [Euro/Dollar]/[ ] Amount: [ ] or, if less, the Available Facility Interest Period: [ ] 3. We confirm that each condition specified in Clause 4.2 (Further conditions precedent) is satisfied on the date of this Utilisation Request. 4. [This Loan is to be made in [whole] / [part] for the purpose of refinancing [identify maturing Loan]]. The proceeds of this Loan should be credited to [account]. 5. This Utilisation Request is irrevocable. Yours faithfully ………………………………… authorised signatory for Criteo S.A.

07/19406164_6 136 SCHEDULE 4 FORM OF TRANSFER AGREEMENT THIS TRANSFER AGREEMENT is made on [ ] between: [ ] (the "Existing Lender") and [ ] (the "New Lender") WHEREAS: (B) The Existing Lender has entered into a multicurrency revolving loan facility in an aggregate amount equal to EUR 407,000,000 under a facility agreement dated 27 September 2022, between, inter alios, Criteo S.A., Criteo Technology and Criteo Corp. as Borrowers, the financial institutions listed in Schedule 1 thereto, BNP Paribas, Crédit Lyonnais (LCL), HSBC Continental Europe, Société Générale, Bank of Montréal Europe PLC, Citibank N.A., London branch and Crédit Industriel et Commercial (CIC) acting as Arrangers, BNP Paribas acting as Coordinator and Documentation Agent, Société Générale and HSBC Continental Europe acting as Sustainability Coordinators and Société Générale acting as Agent of the Lenders, as amended from time to time thereafter (the "Facility Agreement"). (C) The Existing Lender wishes to transfer and the New Lender wishes to acquire [all] [the part specified in Schedule 1 to this Transfer Agreement] of the Existing Lender's Commitment, rights [and obligations] referred to in Schedule 1 to this Transfer Agreement. (D) Terms defined in the Facility Agreement have the same meaning when used in this Transfer Agreement. IT IS AGREED as follows: 1. The Existing Lender and the New Lender agree to the transfer (cession) of [all] [the part specified in Schedule 1 to this Transfer Agreement] of the Existing Lender's Commitment, rights [and obligations] referred to in Schedule 1 to this Transfer Agreement in accordance with Clause 31.5 (Procedure for Transfer) of the Facility Agreement.1 2. The proposed Transfer Date is [ ]. 3. The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause 38.2 (Addresses) of the Facility Agreement are set out in Schedule 2 to this Transfer Agreement. 4. The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in Clause 31.4 (Limitation of responsibility of Existing Lenders) of the Facility Agreement. 5. The New Lender confirms, for the benefit of the Agent and without liability to any Obligor, that it is: 1 In the case of a transfer of rights or rights and obligations by the Existing Lender under this Transfer Agreement, the New Lender should, if it considers it necessary to make the transfer effective as against the Obligors, arrange for such transfer to be notified to the Obligors or acknowledged by the Obligors.

07/19406164_6 137 (a) a Qualifying Lender other than a Treaty Lender; (b) a Treaty Lender; (c) not a Qualifying Lender.2 and that it is [not]3 incorporated or acting through a Facility Office situated in a Non-Cooperative Jurisdiction. 6. The New Lender confirms to the other Finance Parties represented by the Agent that it has become entitled to the same rights and that it will assume the same obligations to those Parties as it would have been under if it was an Original Lender. 7. This Transfer Agreement and any non-contractual obligations arising out of or in connection with it are governed by French law. The Tribunal de Commerce de Paris shall have jurisdiction in relation to any dispute concerning it. 8. This Transfer Agreement has been entered into on the date stated at the beginning of this Transfer Agreement. 2 Delete as applicable. Each New Lender is required to confirm which of these three categories it falls within. 3 Delete as applicable. Each New Lender is required to confirm whether it falls within one of these categories or not.

07/19406164_6 138 Schedule Commitment/rights [and obligations] to be transferred [insert relevant details] [Facility Office address, fax number and attention details for notices and account details for payments,] [Existing Lender] [New Lender] By: By: This Transfer Agreement is accepted by the Agent and the Transfer Date is confirmed as [ ]. [Agent] By:

07/19406164_6 139 SCHEDULE 5 FORM OF INCREASE CONFIRMATION To: Société Générale as Agent and Criteo S.A. as Company From: [the Increase Lender] (the "Increase Lender") Dated: Criteo S.A. — EUR 407,000,000 Multicurrency Revolving Facility Agreement dated 27 September 2022 (the "Agreement") 1. We refer to the Agreement. This is an Increase Confirmation. Terms defined in the Agreement have the same meaning in this Increase Confirmation unless given a different meaning in this Increase Confirmation. 2. We refer to Clause 2.2 (Increase) of the Agreement. 3. The Increase Lender agrees to assume (souscrire) and will assume all of the obligations corresponding to the Commitment specified in the Schedule (the "Relevant Commitment") as if it was an Original Lender under the Agreement in respect of the relevant Commitments. 4. The proposed date on which the increase in relation to the Increase Lender and the Relevant Commitment is to take effect (the "Increase Date") is [ ]. 5. [On the Increase Date, the Increase Lender becomes party to the Finance Documents as a Lender.] 6. The Facility Office and address, fax number and attention details for notices to the Increase Lender for the purposes of Clause 38.2 (Addresses) of the Agreement are set out in the Schedule. 7. The Increase Lender expressly acknowledges the limitations on the Lenders' obligations referred to in Clause 2.2 (Increase) of the Agreement. 8. The Increase Lender confirms, for the benefit of the Agent and without liability to any Obligor, that it is: (a) [a Qualifying Lender (other than a Treaty Lender);] (b) [a Treaty Lender;] (c) [not a Qualifying Lender].4 and that it is [not]5 incorporated or acting through a Facility Office situated in a Non-Cooperative Jurisdiction. 9. This Increase Confirmation and any non-contractual obligations arising out of or in connection with it are governed by French law. 10. This Increase Confirmation has been entered into on the date stated at the beginning of this Increase Confirmation. 4 Delete as applicable — each Increase Lender is required to confirm which of these three categories it falls within. 5 Delete as applicable. Each New Lender is required to confirm whether it falls within one of these categories or not.

07/19406164_6 140 SCHEDULE 6 RELEVANT COMMITMENT/RIGHTS AND OBLIGATIONS TO BE ASSUMED BY THE INCREASE LENDER [insert relevant details] [Facility office address, fax number and attention details for notices and account details for payments] [Increase Lender] By: This Increase Confirmation is accepted as an Increase Confirmation for the purposes of the Agreement by the Agent and the Increase Date is confirmed as [ ]. Agent By:

07/19406164_6 141 SCHEDULE 7 FORM OF RATIO COMPLIANCE CERTIFICATE To: Société Générale as Agent From: [Company] Dated: [ ] CRITEO S.A. – EUR 407,000,000 Facility Agreement dated 27 September 2022 (the "Agreement") 1. We refer to the Agreement. This is a Ratio Compliance Certificate. Terms defined in the Agreement have the same meaning when used in this Ratio Compliance Certificate unless given a different meaning in this Ratio Compliance Certificate. 2. We confirm that the Leverage ratio is: [ ]. Detailed calculations are attached. 3. [We confirm that no Event of Default is continuing.]6 Signed: _______________ [Chief Financial Officer/Authorised Signatory of Company] 6 If this statement cannot be made, the certificate should identify any Event of Default that is continuing and the steps, if any, being taken to remedy it.

07/19406164_6 142 SCHEDULE 8 TIMETABLES Loans in euro Loans in dollar Other Currencies Currency to be available and convertible into the Base Currency (Clause 4.4 (Conditions relating to Optional Currencies)) N/A N/A On the day which is two Business Days before the first day of the Interest Period for the relevant Loan Agent notifies the Company if a currency is approved as an Optional Currency in accordance with Clause 4.4 (Conditions relating to Optional Currencies) N/A N/A U-4 5:00 p.m. Delivery of a duly completed Utilisation Request (Clause 5.1 (Delivery of a Utilisation Request) U-3 2:00 p.m. U-3 2:00 p.m. U-3 2:00 p.m. Agent determines (in relation to a Utilisation) the Base Currency Amount of the Loan, if required under Clause 5.4 (Lenders' participation) N/A U-3 2:00 p.m. U-3 2:00 p.m. Agent notifies the Lenders of the Loan in accordance with Clause 5.4 (Lenders' participation) U-3 Promptly U-3 Promptly U-3 Promptly Agent receives a notification from a Lender under Clause 6.2 (Unavailability of a currency) N/A Quotation Day 10:00 a.m. Quotation Day 10:00 a.m. Agent gives notice in accordance with Clause 6.2 (Unavailability of a currency) N/A Quotation Day 12:00 a.m. Quotation Day 12:00 a.m. Reference Bank Rate calculated by reference to available quotations in accordance with Clause 11.2 (Calculation of Reference Bank Rate) Noon (Brussels time) in respect of EURIBOR NA To the extent applicable, noon (London time) on the Quotation Day

07/19406164_6 143 "U-X" being the number of Business Days before the Utilisation Date.

07/19406164_6 144 SCHEDULE 9 LIST OF APPROVED NUMBERING SERVICE PROVIDERS - EUROCLEAR - The Depository Trust & Clearing Corporation (DTCC) - Markit

07/19406164_6 145 SCHEDULE 10 EXISTING FINANCIAL INDEBTEDNESS All Financial Indebtedness existing on the Signing Date including: As of August 31, 2022 Outstanding nominal amounts (in thousand euros) Loans 305 Other financial Liabilities 717 Liabilities from Financial Derivatives 850 TOTAL Existing Financial Indebtedness € 1,872

07/19406164_6 146 SCHEDULE 11 REFERENCE RATE TERMS PART I U.S. DOLLARS CURRENCY: U.S. Dollars. Cost of funds as a fallback Cost of funds will not apply as a fallback. Definitions Additional Business Days: An RFR Banking Day. Break Costs: None specified. Business Day Conventions (definition of "Month" and Clause 10.2 (Non-Business Days)) (a) If any period is expressed to accrue by reference to a Month or any number of Months then, in respect of the last Month of that period: (i) subject to paragraph (iii) below, if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day; (ii) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and (iii) if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end. (b) If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not). Central Bank Rate: (a) The short-term interest rate target set by the US Federal Open Market Committee as published by the Federal Reserve Bank of New York from time to time; or (b) if that target is not a single figure, the arithmetic mean of: (i) the upper bound of the short-term interest rate target range set by the US Federal Open Market Committee and published by the Federal Reserve Bank of New York; and

07/19406164_6 147 (ii) the lower bound of that target range. Central Bank Rate Adjustment: In relation to the Central Bank Rate prevailing at close of business on any RFR Banking Day, the 20 per cent. trimmed arithmetic mean (calculated by the Agent, or by any other Finance Party which agrees to do so in place of the Agent) of the Central Bank Rate Spreads for the five most immediately preceding RFR Banking Days for which the RFR is available. For this purpose, "Central Bank Rate Spread" means, in relation to any RFR Banking Day, the difference (expressed as a percentage rate per annum) calculated by the Agent (or by any other Finance Party which agrees to do so in place of the Agent) between: (a) the RFR for that RFR Banking Day; and (b) the Central Bank Rate prevailing at close of business on that RFR Banking Day. Credit Adjustment Spread: Interest Period Per cent. per annum 1 Month 0.11448 3 Months 0.26161 6 Months 0.42826 Daily Rate: The "Daily Rate" for any RFR Banking Day is: (a) the RFR for that RFR Banking Day; or (b) if the RFR is not available for that RFR Banking Day, the percentage rate per annum which is the aggregate of: (i) the Central Bank Rate for that RFR Banking Day; and (ii) the applicable Central Bank Rate Adjustment; or (c) if paragraph (b) above applies but the Central Bank Rate for that RFR Banking Day is not available, the percentage rate per annum which is the aggregate of: (i) the most recent Central Bank Rate for a day which is no more than five RFR Banking Days before that RFR Banking Day; and (ii) the applicable Central Bank Rate Adjustment, rounded, in each case, to five decimal places (with 0.000005 being rounded upwards) and if, in each case, the aggregate of that rate and the applicable Credit Adjustment Spread is less than zero, the Daily Rate shall be deemed to be such a rate that the aggregate of the Daily Rate and the applicable Credit Adjustment Spread is zero. Lookback Period: Five RFR Banking Days. Market Disruption Rate: None specified.

07/19406164_6 148 Relevant Market: The market for overnight cash borrowing collateralised by US Government securities. Reporting Day: The Business Day which follows the day which is the Lookback Period prior to the last day of the Interest Period. RFR: The secured overnight financing rate (SOFR) administered by the Federal Reserve Bank of New York (or any other person which takes over the administration of that rate) published by the Federal Reserve Bank of New York (or any other person which takes over the publication of that rate). RFR Banking Day: Any day other than: (a) a Saturday or Sunday; and (b) a day on which the Securities Industry and Financial Markets Association (or any successor organisation) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in US Government securities. Published Rate Contingency Period: 30 days. Interest Periods Periods capable of selection as Interest Periods One, three and six Months.

07/19406164_6 149 PART II EURO CURRENCY: Euro. Compounded Reference Rate as a fallback Compounded Reference Rate will not apply as a fallback. Cost of funds as a fallback Cost of funds will apply as a fallback. Definitions Additional Business Days: A TARGET Day. Break Costs: The amount (if any) by which: (a) the interest (excluding the Margin) which a Lender should have received for the period from the date of receipt of all or any part of its participation in the relevant Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period; exceeds: (b) the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period. Business Day Conventions (definition of "Month" and Clause 10.2 (Non-Business Days)) (a) If any period is expressed to accrue by reference to a Month or any number of Months then, in respect of the last Month of that period: (i) subject to paragraph (iii) below, if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day; (ii) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and (iii) if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.

07/19406164_6 150 (b) If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not). Market Disruption Rate: The Term Reference Rate. Primary Term Rate: The euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Refinitiv screen. Quotation Day: Two TARGET Days before the first day of the relevant Interest Period (unless market practice differs in the Relevant Market, in which case the Quotation Day will be determined by the Agent in accordance with market practice in the Relevant Market (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days)). Quotation Time: Quotation Day 11:00 a.m. (Brussels time). Relevant Market: The European interbank market. Reporting Day: The Quotation Day. Published Rate Contingency Period: 30 days. Interest Periods Periods capable of selection as Interest Periods One, three and six Months. Reporting Times Deadline for Lenders to report market disruption in accordance with Clause 11.3 (Market disruption): Close of business in Paris on the Reporting Day for the relevant Loan. Deadline for Lenders to report their cost of funds in accordance with Clause 11.5 (Cost of funds): Close of business on the date falling two Business Days after the Reporting Day for the relevant Loan (or, if earlier, on the date falling two Business Days before the date on which interest is due to be paid in respect of the Interest Period for that Loan).

07/19406164_6 151 SCHEDULE 12 DAILY NON-CUMULATIVE COMPOUNDED RFR RATE The "Daily Non-Cumulative Compounded RFR Rate" for any RFR Banking Day "i" during an Interest Period for a Compounded Rate Loan is the percentage rate per annum (without rounding, to the extent reasonably practicable for the Finance Party performing the calculation, taking into account the capabilities of any software used for that purpose) calculated as set out below: 𝑈𝐶𝐶𝐷𝑅 𝑈𝐶𝐶𝐷𝑅 𝑑𝑐𝑐 𝑛 where: "UCCDRi" means the Unannualised Cumulative Compounded Daily Rate for that RFR Banking Day "i"; "UCCDRi-1" means, in relation to that RFR Banking Day "i", the Unannualised Cumulative Compounded Daily Rate for the immediately preceding RFR Banking Day (if any) during that Interest Period; "dcc" means 360 or, in any case where market practice in the Relevant Market is to use a different number for quoting the number of days in a year, that number; "ni" means the number of calendar days from, and including, that RFR Banking Day "i" up to, but excluding, the following RFR Banking Day; and the "Unannualised Cumulative Compounded Daily Rate" for any RFR Banking Day (the "Cumulated RFR Banking Day") during that Interest Period is the result of the below calculation (without rounding, to the extent reasonably practicable for the Finance Party performing the calculation, taking into account the capabilities of any software used for that purpose): 𝐴𝐶𝐶𝐷𝑅 𝑡𝑛 𝑑𝑐𝑐 where: "ACCDR" means the Annualised Cumulative Compounded Daily Rate for that Cumulated RFR Banking Day; "tni" means the number of calendar days from, and including, the first day of the Cumulation Period to, but excluding, the RFR Banking Day which immediately follows the last day of the Cumulation Period; "Cumulation Period" means the period from, and including, the first RFR Banking Day of that Interest Period to, and including, that Cumulated RFR Banking Day; "dcc" has the meaning given to that term above; and the "Annualised Cumulative Compounded Daily Rate" for that Cumulated RFR Banking Day is the percentage rate per annum (rounded to four decimal places, with 0.00005 being rounded upwards) calculated as set out below: 1 𝐷𝑎𝑖𝑙𝑦𝑅𝑎𝑡𝑒 𝑛 𝑑𝑐𝑐 1 𝑑𝑐𝑐 𝑡𝑛

07/19406164_6 152 where: "d0" means the number of RFR Banking Days in the Cumulation Period; "Cumulation Period" has the meaning given to that term above; "i" means a series of whole numbers from one to d0, each representing the relevant RFR Banking Day in chronological order in the Cumulation Period; "DailyRatei-LP" means, for any RFR Banking Day "i" in the Cumulation Period, the Daily Rate for the RFR Banking Day which is the applicable Lookback Period prior to that RFR Banking Day "i"; "ni" means, for any RFR Banking Day "i" in the Cumulation Period, the number of calendar days from, and including, that RFR Banking Day "i" up to, but excluding, the following RFR Banking Day; "dcc" has the meaning given to that term above; and "tni" has the meaning given to that term above.

07/19406164_6 153 SCHEDULE 13 CUMULATIVE COMPOUNDED RFR RATE The "Cumulative Compounded RFR Rate" for any Interest Period for a Compounded Rate Loan is the percentage rate per annum (rounded to the same number of decimal places as is specified in the definition of "Annualised Cumulative Compounded Daily Rate" in Schedule 13 (Daily Non-Cumulative Compounded RFR Rate) calculated as set out below: 1 DailyRate - n dcc -1 dcc d where: "d0" means the number of RFR Banking Days during the Interest Period; "i" means a series of whole numbers from one to d0, each representing the relevant RFR Banking Day in chronological order during the Interest Period; "DailyRatei-LP" means for any RFR Banking Day "i" during the Interest Period, the Daily Rate for the RFR Banking Day which is the applicable Lookback Period7 prior to that RFR Banking Day "i"; "ni" means, for any RFR Banking Day "i", the number of calendar days from, and including, that RFR Banking Day "i" up to, but excluding, the following RFR Banking Day; "dcc" means 360 or, in any case where market practice in the Relevant Market is to use a different number for quoting the number of days in a year, that number; and "d" means the number of calendar days during that Interest Period. 7 Users should note that the "Lookback Period" is simply a number of days and is not a period starting on one day and ending on another day. "Lookback Period" is defined as "[Five] RFR Banking Days". Deconstructed, this provision reads "…the Daily Rate for the RFR Banking Day which is [five] RFR Banking Days prior to that RFR Banking Day "i".

07/19406164_6 154 SCHEDULE 14 FORM OF SUSTAINABILITY KPI CERTIFICATE From: To: Criteo Société Générale For the attention of: [_________] E-mail: [_________] Tel: [_________] Copy [_________] Dated: [ ] CRITEO – EUR 407,000,000 Revolving Credit Facility Agreement dated 27 September 2022 as amended and restated from time to time thereafter (the "Agreement") 1. We refer to the Agreement. This is a Sustainability KPI Certificate. Terms defined in the Agreement have the same meaning in this Sustainability KPI Certificate unless given a different meaning in this Sustainability KPI Certificate. 2. We hereby confirm that, in relation to the financial year ending [ ]: (a) the Realised Score for the Sustainability KPI 1 ([ ]) is equal to [ ] and the Target Score is [achieved / missed / not defined]. The Sustainability Margin Adjustment for this Sustainability KPI is therefore [-2.5 bps / +2.5 bps / not applicable]; and (b) the Realised Score for the Sustainability KPI 2 ([ ]) is equal to [ ] and the Target Score is [achieved / missed / not defined]. The Sustainability Margin Adjustment for this Sustainability KPI is therefore [-2.5 bps / +2.5 bps / not applicable]. 3. We hereby confirm that in accordance with the provisions of Clause 9.8 (Sustainability Margin Adjustments), the aggregate Sustainability Margin Adjustment is [ ] per cent. per annum and will take effect in accordance with the provisions of Clause 9.8 (Sustainability Margin Adjustments). Yours faithfully, ………………………………… authorised signatory for Criteo S.A. …………………………………

07/19406164_6 155 authorised signatory for [Countersignature of the Sustainability Auditor]

156 SIGNATURES The Company, Borrower and Guarantor: _______/s/ Sarah Glickman____________________ CRITEO S.A. By: Sarah GLICKMAN Title: Authorised signatory Address: [_________] Attention: [_________] Tel: [_________] Email: [_________] The Borrowers: _______/s/ Sarah Glickman____________________ CRITEO TECHNOLOGY By: Sarah GLICKMAN Title: Authorised signatory Address: [_________] Attention: [_________] Tel: [_________] Email: [_________] 07/19406164_6

07/19406164_6 157 ___________________________ BNP PARIBAS By: Edwige LACROIX and Guillaume MARTINEZ Title: Authorised signatories ___________________________ CRÉDIT LYONNAIS (LCL) By: Damien DUMONT Title: Authorised signatory ___________________________ HSBC CONTINENTAL EUROPE By: Patrick VASTEL and Neil MAZUMDER Title: Authorised signatories _______ /s/ Sarah Glickman ____________________ CRITEO CORP. By: Sarah GLICKMAN Title: Authorised signatory Address: [_________] Attention: [_________] Tel: [_________] Email: [_________] The Bookrunners: /s/ Edwige LACROIX /s/ Guillaume MARTINEZ /s/ Damien DUMONT /s/ Patrick VASTEL /s/ Neil MAZUMDER

07/19406164_6 158 ___________________________ SOCIÉTÉ GÉNÉRALE By: Lydie AYME Title: Authorised signatory /s/ Lydie AYME

07/19406164_6 159 The Mandated Lead Arrangers: ___________________________ BANK OF MONTREAL EUROPE PLC By: Jim BARRY and Ciaran GALLAGHER Title: Authorised signatories ___________________________ CITIBANK N.A., LONDON BRANCH By: Cécile RATCLIFFE Title: Authorised signatory ___________________________ CRÉDIT INDUSTRIEL ET COMMERCIAL (CIC) By: Olivier JEANDOT and Edouard VALTEAU Title: Authorised signatories The Coordinator and Documentation Agent: ___________________________ BNP PARIBAS By: Edwige LACROIX and Guillaume MARTINEZ Title: Authorised signatories /s/ Jim BARRY /s/ Ciaran GALLAGHER /s/ Cécile RATCLIFFE /s/ Olivier JEANDOT /s/ Edouard VALTEAU /s/ Edwige LACROIX /s/ Guillaume MARTINEZ

07/19406164_6 160 ___________________________ HSBC CONTINENTAL EUROPE By: Patrick VASTEL and Neil MAZUMDER Title: Authorised signatories The Agent: ________ /s/ Lydie AYME ___________________ SOCIÉTÉ GÉNÉRALE By: Lydie AYME Title: Authorised signatory Address: [_________] Attention: [_________] Tel: [_________] Email: [_________] The Sustainability Coordinators: ________/s/ Lydie AYME___________________ SOCIETE GENERALE By: Lydie AYME Title: Authorised signatory /s/ Patrick VASTEL /s/ Neil MAZUMDER

07/19406164_6 161 The Original Lenders: ___________________________ BNP PARIBAS By: Edwige LACROIX and Guillaume MARTINEZ Title: Authorised signatories ___________________________ CRÉDIT LYONNAIS (LCL) By: Damien DUMONT Title: Authorised signatory ___________________________ HSBC CONTINENTAL EUROPE By: Patrick VASTEL and Neil MAZUMDER Title: Authorised signatories ___________________________ SOCIÉTÉ GÉNÉRALE By: Lydie AYME Title: Authorised signatory /s/ Edwige LACROIX /s/ Guillaume MARTINEZ /s/ Damien DUMONT /s/ Patrick VASTEL /s/ Neil MAZUMDER /s/ Lydie AYME

07/19406164_6 162 ___________________________ CITIBANK EUROPE PLC By: Cécile RATCLIFFE Title: Authorised signatory ___________________________ BANK OF MONTREAL EUROPE PLC By: Jim BARRY and Ciaran GALLAGHER Title: Authorised signatories ___________________________ CRÉDIT INDUSTRIEL ET COMMERCIAL (CIC) By: Olivier JEANDOT and Edouard VALTEAU Title: Authorised signatories /s/ Cécile RATCLIFFE /s/ Jim BARRY /s/ Ciaran GALLAGHER /s/ Olivier JEANDOT /s/ Edouard VALTEAU